UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
____________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
____________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2013

Item 1:  Report to Shareholders.

Annual Report
July 31, 2013

All Asset Fund
Dividend & Income Builder Fund
Emerging Markets Opportunities Fund
European Focus Fund
Global Equity Income Fund
Global Technology Fund
High Yield Opportunities Fund
International Opportunities Fund
Strategic Income Fund
World Select Fund (formerly Global Leaders Fund)

Table of contents

Letter to shareholders	1
All Asset Fund
Commentary	2
Performance summary	3
Dividend & Income Builder Fund
Commentary	4
Performance summary	5
Emerging Markets Opportunities Fund
Commentary	6
Performance summary	7
European Focus Fund
Commentary	8
Performance summary	9
Global Equity Income Fund
Commentary	10
Performance summary	11
Global Technology Fund
Commentary	12
Performance summary	13
High Yield Opportunities Fund
Commentary	14
Performance summary	15
International Opportunities Fund
Commentary	16
Performance summary	17
Strategic Income Fund
Commentary	18
Performance summary	19
World Select Fund (formerly Global Leaders Fund)*
Commentary	20
Performance summary	21
Portfolios of investments	22
Statements of assets and liabilities	66
Statements of operations	70
Statements of changes in net assets	73
Statements of changes - capital stock activity	83
Financial highlights	94
Notes to financial statements	108
Report of independent registered public accounting firm	126
Other information	127
Trustees and officers	136

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. This risk is heightened in investments in emerging markets. In addition some of the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses.

The All Asset Fund invests in a smaller number of securities than the average mutual fund and the change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance. The Fund may invest in derivatives and commodities. Investing in commodities entails additional risks including instability regarding control and jurisdiction of governments, international companies and other entities. Asset allocation strategies do not assure profit nor protect against loss. The Fund may be subject to frequent trading which may result in a turnover rate of 100% or more. The Fund is subject to investment company and pooled vehicles risk, allocation risk, leverage risk, interest rate risk and high yield securities risk. An investment in pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), may involve paying a premium at the time of purchase or receiving a discounted price at the time of sale. The Fund (and indirectly its shareholders) is responsible for a proportional share of the underlying investment company’s expenses, in addition to its own. Investments in high yield securities may offer more attractive returns than higher-rated securities, but the potentially higher yield is a function of the greater risk that a particular security may default.

The Dividend & Income Builder Fund invests in a smaller number of securities than the average mutual fund and the change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance. The Fund may invest in illiquid securities and is subject to investment company and pooled vehicles risk, interest rate risk, credit/default risk and high yield securities risk. An investment in pooled vehicles, including closed-end funds, trusts, and ETFs, may involve paying a premium at the time of purchase or receiving a discounted price at the time of sale. The Fund (and indirectly its shareholders) is responsible for a proportional share of the underlying investment company’s expenses, in addition to its own. The Fund’s share price and yield will be affected by interest rate movements, with bond prices generally moving in the opposite direction from interest rates. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. The Fund may be subject to frequent trading which may result in a turnover rate of 100% or more. Credit risk refers to the bond issuer’s ability to make timely payments of principal and interest. Investments in high yield securities may offer more attractive returns than higher-rated securities, but the potentially higher yield is a function of the greater risk that a particular security may default.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund’s returns may be considerably more volatile than a fund that does not invest in technology companies.

The views in this report were those of the Funds’ Portfolio Managers as of July 31, 2013, and may not reflect the views of the portfolio managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

* As of December 20, 2012, the Global Leaders Fund changed its name to the World Select Fund.

Henderson Global Funds	Letter to shareholders

Dear shareholder,

We are pleased to provide the annual report for the Henderson Global Funds, which covers the year ended July 31, 2013.

Over the past year, we have begun to see many signs of economic recovery and improvement in key markets around the globe. In the US, consumer confidence reached a six-year high in June, while a stable oil price lifted auto sales. The housing recovery continued its upward momentum and labor markets also continued to improve. More recently, however, markets have experienced volatility following Fed chairman Ben Bernanke’s testimony to Congress in May, where he commented on the possibility of slowing down its bond purchase program.

Europe finally seems to be showing signs of improvement as well. Confidence is returning, deals are picking up, supply-side reforms are beginning to take effect, and Gross Domestic Product (GDP), while still shrinking, is shrinking more slowly. The Flash Eurozone Composite Purchasing Managers’ Index (PMI) moved back above 50 in July (a figure above 50 indicates expansion in activity) while German and French PMI releases were also upbeat. In the UK there is firm evidence of an improvement in the economy, with the second quarter GDP up 0.6% and construction and manufacturing boosting Britain’s recovery prospects.

In Japan, the latest quarterly Tankan report revealed that business confidence moved into positive territory for the first time since September 2011. The government upgraded its economic outlook for the third straight month while consumer prices rose in June for the first time in over a year. Additionally, first quarter economic growth was revised from 3.5% to a much stronger 4.1% (annualized), beating expectations and raising hopes that the economy may see a recovery.

In the face of all this positive news, emerging markets have suffered from significant capital outflows. Growth expectations for the region have been falling, possibly due to weak demand from developed economies, lower commodity prices, and Chinese policymakers favoring stability over near-term growth as they try to rebalance their economy. China’s manufacturing sector weakened in June in the latest indication that the slowdown in growth has deepened.

Looking forward, we believe the current global environment offers significant potential rewards for long-term investors. We are encouraged by the signs of economic recovery in Europe, Japan and the US. The risk/reward ratio offered by European companies appears particularly attractive, especially as signs of recovery increase and Europe remains cheap on a relative basis compared to other major developed markets. In Asia and emerging markets we believe that volatility and nervousness will continue, but we also believe that the sheer breadth of these markets will continue to generate investment opportunities for us.

We are pleased to report that we launched two new Funds in the past year: the Henderson Dividend & Income Builder Fund (HDAVX, HDCVX, HDIVX) on August 1, 2012, and the Henderson High Yield Opportunities Fund (HYOAX, HYOCX, HYOIX) on April 30, 2013. The Dividend & Income Builder Fund is a global diversified portfolio of income-producing securities with a focus on growth, seeking high and rising dividends as well as capital appreciation. The High Yield Opportunities Fund offers exposure to US and international high yielding securities representing Portfolio Manager Kevin Loome’s “best ideas.”

These Funds are key additions to the Henderson Global Funds family as we seek to provide you with further options to diversify your portfolios with Funds that we believe are truly differentiated from the competition. We appreciate your trust in, and support of, our Funds, and we look forward to serving your financial needs in the years to come.

James G. O’Brien
President, Henderson Global Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains this and other important information about the Funds, visit www.hendersonglobalinvestors.com. The Prospectus should be read carefully before investing.

Henderson Global Funds	Commentary

Henderson All Asset Fund

All Asset Fund
Top 10 long-term holdings*
(at July 31, 2013)

As a percentage
Security	of net assets
PIMCO Enhanced
Short Maturity ETF	5.1%
PIMCO Total Return ETF	4.5
Vanguard Dividend
Appreciation ETF	3.5
Legg Mason BW Global
Opportunities Bond Fund	3.4
SPDR S&P 500 ETF Trust	3.4
iShares MSCI EAFE
Minimum Volatility
Index Fund	2.8
iShares iBoxx Investment
Grade Corporate
Bond Fund	2.7
iShares MSCI Pacific
ex-Japan Index Fund	2.6
iShares High Dividend
Equity Fund	2.5
iShares MSCI USA Minimum
Volatility Index Fund	2.4

The tremendous rally in markets since summer 2012 – undeniably led by the European Central Bank’s pledge to preserve the Euro and the move towards potentially unlimited quantitative easing as in the US – appears to be grinding to a halt. Economists had been widely predicting a raft of soft data globally into the second quarter of this year, but instead macroeconomic releases have generally been brighter than anticipated, particularly in the US. But the prospect of the return to a more normal environment, one in which policy begins to take a back-seat to growth, has not been well-received by markets addicted to stimulus. The US Federal Reserve has been talking in more definitive terms about an exit strategy from unconventional monetary policy. At its meeting in June it said that it could begin tapering its asset purchases later this year and potentially end them by mid-2014. Volatility returned to markets globally during what became a broad sell-off that has encompassed both equities and bonds. The withdrawal of US ‘easy money’ is something that the world fears – not simply because of the risk of a policy error, but because a return to fundamental-based investing will have to occur if it does work – something that could greatly affect areas of the capital market that have seen substantial inflows, such as emerging market debt. The pace of economic recovery will be inconsistent across economies globally, so greater care will have to be taken with asset allocation decisions.

For the year ended July 31, 2013 the Fund returned 7.05% (Class A at NAV) versus the benchmark, 3-month LIBOR USD, which posted a return of 0.36%. While European equities continued to struggle on poor economic news from the region, both the US and Japan pulled ahead. Within this environment, the Fund’s allocation to bonds as well as to US and Japanese equities was beneficial to performance. It was a changeable environment and as bond yields began to rise, bonds (government in particular) began to detract from performance.

The Fund’s allocation shifted from favoring fixed income, heavy cash, and a defensively positioned portfolio to one that reflects our views of a slightly more optimistic macro environment. The asset allocation of the Fund at the end of the period is equities neutral (preferring Japan and US, neutral UK and cautious on Europe, Asia and emerging markets), fixed income underweight (high levels of cash, underweight duration and long short-maturity ETFs), and a small allocation to gold.

Risk appetite at the end of the reporting period returned after central banks reassured investors that they would continue to keep monetary policy loose until the economy is firmly on an upward trajectory. Economic data in developed markets (US, Japan and recently in Europe) has been improving and this may lead to central banks beginning to withdraw support towards the end of the year. Major policy changes by the Chinese authorities seem unlikely unless we see a significant slowdown in economic growth. We remain constructive on equities and believe there may be a pick-up in growth led by developed economies during the second half of the year.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Henderson All Asset Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2013

	NASDAQ	One	Since inception
At NAV	symbol	year	(3/30/2012)*
Class A	HGAAX	7.05%	4.67%
Class C	HGACX	6.28	3.95
Class I	HGAIX	7.28	4.91
With sales charge
Class A		0.86%	0.14%
Class C		6.28	3.95
Index
3-month LIBOR USD		0.36%	0.39%
MSCI World Index		23.96	14.24

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 2.54%, 4.90% and 1.82%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 0.85%, 1.60% and 0.60% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. With respect to investments in affiliated underlying funds, the Fund’s adviser has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund’s management fee. Indirect net expenses associated with the Fund’s investments in underlying investment companies are not subject to the contractual waiver. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. 3-Month LIBOR (London Interbank Offered Rate) USD is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Dividend & Income Builder Fund

Dividend & Income Builder Fund
Top 10 long-term holdings*
(at July 31, 2013)

As a percentage
Security	of net assets
HSBC Holdings plc	2.1%
Lloyds Banking Group plc	2.1
Prudential plc	1.9
Novartis AG	1.8
Nestle S.A.	1.7
BT Group plc	1.7
Deutsche Post AG	1.7
Walgreen Co.	1.6
Roche Holding AG	1.6
JPMorgan Chase & Co.	1.6

Global equity markets rose strongly over the reporting period, as supportive monetary policy measures from both the European Central Bank and the US Federal Reserve buoyed investor confidence in the sustainability of a global economic recovery.

While developed market equities, particularly the US and Japan, made strong gains, emerging market equities and fixed income performance was mixed. As economic data from the US showed further signs of improvement, US long bond yields began to steepen from a trough of 1.4% in July 2012 to over 2.5% by the end of the reporting period, a move which was accelerated by statements from the Federal Reserve that they will being scaling back on quantitative easing by the end of 2013. In this environment of sharply rising yields, fixed income, particularly in emerging markets, underperformed as investors feared that the yield compression that had taken place due to excess global liquidity would be unwound. In this environment, the Fund’s performance benefitted from its overweight position in developed markets, and its low weight in fixed income.

Since the Fund’s inception on August 1, 2012, for the period ended July 31, 2013, the Fund returned 16.79% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 24.19%. The Fund successfully met its income objectives over the period. Relative underperformance was largely driven by the Fund’s underweight position in the US and Japan, both of which are lower yielding markets.

At the stock level, amongst the best performers during the year was Swiss pharmaceutical company Roche, which generated strong sales from its existing portfolio of primarily oncological products, as well as successful late stage pipeline results. Another strong performer during the year was Kansas City Southern, a railroad operator between the US and Mexico, which benefitted from growing cross-border trade.

In the equity allocation the Fund continues to seek companies with above-average yield and dividend growth potential. Sectors we have added to over the year include Technology, where we believe sustainable cash generation and already strong balance sheets will lead to increased shareholder returns via dividends in future. Microsoft is held in the Fund and is an example of a large technology company that has the ability to generate very healthy returns on capital and cash. We continue to have a low weighting in the Energy sector, where high capital expenditure requirements in order to maintain an adequate reserve base will put pressure on dividend increases in the future.

Toward the end of the period the Fund increased its allocation to fixed income from 15% to 20%. Within fixed income, the newly allocated funds went into holdings focused on large reliable and predominately non-cyclical businesses. The fixed income sub-portfolio’s duration remains on the shorter end at three to four years.

Second quarter 2013 company earnings reports have been very encouraging and we are seeing signs that sales and earnings growth are filtering through into strong dividend increases for shareholders. Nielsen Holdings for example, a global information services provider, recently announced a 25% increase to their quarterly dividend as they have become more comfortable with their leverage position and continue to generate sustainable cash flow.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Dividend & Income Builder Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2013

		Since
	NASDAQ	inception
At NAV	symbol	(8/1/2012)
Class A	HDAVX	16.79%
Class C	HDCVX	15.94
Class I	HDIVX	17.01
With sales charge
Class A		10.91%
Class C		15.94
Index
MSCI World Index		24.19%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.00%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 1.73%, 2.48% and 1.48%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.30%, 2.05% and 1.05% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Emerging Markets Opportunities Fund

Emerging Markets Opportunities Fund
Top 10 long-term holdings*
(at July 31, 2013)

As a percentage
Security	of net assets
Samsung Electronics
Co., Ltd.	3.7%
Chinatrust Financial
Holding Co., Ltd.	3.0
Samsonite
International S.A.	2.9
SK Telecom Co., Ltd.	2.9
Baidu, Inc., ADR	2.9
AIA Group, Ltd.	2.8
Hyundai Motor Co.	2.8
Kasikornbank pcl	2.8
SJM Holdings, Ltd.	2.7
Yum! Brands, Inc.	2.7

Since 2010, emerging markets equities have underperformed developed markets equities. Where the emerging markets in general had been reporting very strong economic data, they now have been running into a host of issues that has taken some of the shine off the asset class. China has shown clear signs of slowing down and we believe that is likely to continue as they make the change from an export-driven economy supported by government projects with explosive growth to a domestic consumer-based economy with a more realistic level of growth. The reverberations of this slowing growth will run through the whole emerging markets supply chain by affecting rates of growth in places like Brazil as a result of less commodity demand from China. Other current issues hitting the emerging markets include inflation rates higher than central banks would like and a reoccurrence of current account deficits for certain countries.

For the year ended July 31, 2013, the Fund returned 7.16% (Class A at NAV) versus the benchmark, MSCI Emerging Markets Index, which posted a return of 2.29%. Strong stock selection in Asia and Latin America contributed to the Fund’s outperformance. In Asia, consumer led shares in Sands China (Macanese casino), Prada (Hong Kong traded luxury retailer), and GT Capital (Philippine bank) made gains. By avoiding large commodity related names, such as Petrobras (Brazil), as well as overweighting Mexico and extending into small companies such as Copa Airlines (Panama) and Alsea (Mexico) the Latin America sub-portfolio strongly outperformed its regional benchmark. The EMEA (Emerging Europe, Middle East and Africa) sub-portfolio provided mixed returns with its commodity related names such as African Petroleum, Sable Mining, Cape Lambert Resources and RusPetro all declined on a reduction of risk appetite in the region, but the best contributors, NMC Health Care and EuroCash, helped to balance the resource allocation performance.

In Asia the Fund continues to have a strong bias to shares focused on the growth and strength of the Asian domestic consumer. In Latin America the Fund found new opportunities in the high growth markets of Peru and Panama. In the EMEA sub-portfolio, the Fund changed it bias from a strong overweight to resources to a mix of consumer-focused shares, including Health Care, Transportation and Consumer Staples. At the end of the period the Fund is even-weighted to Asia, overweight to EMEA and underweight to Latin America.

The economic outlook for the emerging markets continues to look challenging as commodities and government spending have fueled their growth over the last decade and is now under pressure. The emerging markets are making the slow shift to a more consumer-driven economic model and this is where we believe global growth will come in the long term, however in the short term prices will largely be dictated by policymakers’ intervention on inflation in Brazil, rising bond yields in the US causing volatility in Asia and a slowing China leading to less hard asset market demand across the emerging markets bloc. We believe active stock selection will be crucial in such an environment. While valuations are now looking relatively attractive in the emerging markets, we remain cautious and continue to focus on the areas that offer true medium term potential. We suspect that there will be better buying opportunities in broad emerging markets equities in the future.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Emerging Markets Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2013

			Since
	NASDAQ	One	inception
At NAV	symbol	year	(12/31/2010)*
Class A	HEMAX	7.16%	-5.27%
Class C	HEMCX	6.33	-5.97
Class I	HEMIX	7.25	-5.06
With sales charge
Class A		0.95%	-7.42%
Class C		6.33	-5.97
Index
MSCI Emerging Markets Index		2.29%	-4.45%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 2.52%, 3.24% and 2.17%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.79%, 2.54% and 1.54% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

European Focus Fund

European Focus Fund
Top 10 long-term holdings*
(at July 31, 2013)

As a percentage of net assets
Security
European Aeronautic
Defence and
Space Co. N.V.	4.6%
Investment AB
Kinnevik, B Shares	4.3
Accor S.A.	3.1
Continental AG	3.0
Lloyds Banking Group plc	2.9
Kingfisher plc	2.8
Zhaikmunai LP, GDR	2.8
KION Group AG	2.8
International
Consolidated Airlines
Group S.A.	2.7
Vodafone Group plc	2.6

European markets were very challenging early in the reporting period as investor attention was focused on the need for political action to resolve sovereign debt problems, combined with softening macroeconomic data from China and the US. Markets rose strongly during the latter part of 2012 following a significant reduction in European tail-risk, mainly on the back of European Central Bank action and easing global monetary policy. After a positive start to 2013, European markets finished the first quarter nervously; companies announced full year 2012 results broadly in line with market expectations, however most expressed caution about the outlook for the first half of 2013. The following period saw markets rally strongly, however they were interrupted in June as the US Federal Reserve confirmed its intentions to begin tapering its quantitative easing program later this year and over the significant shift in sentiment toward emerging markets.

For the year ended July 31, 2013 the Fund returned 32.19% (Class A at NAV) versus the benchmark, MSCI Europe Index, which posted a return of 26.94%. Although the overweight exposure to the Energy sector and stock selection in Materials weighed on performance, this was successfully overcome by the overweight to the Consumer Discretionary sector as stocks such as Sky Deutschland, Renault and Continental performed strongly. In addition, strong performance from a number of the Financials, Consumer Staples and IT positions bolstered returns, such as Lloyds Banking, Investment AB Kinnevik, Svenska Cellulosa and Amadeus Information Technology Holding. African Petroleum was the biggest detractor to performance. The stock initially sold off on little volume and limited news flow but was then severely impacted due to lower than expected reservoir permeability at its Bee Eater-1 Well in offshore Liberia. RusPetro also had a poor run after suffering operational delays surrounding oil extraction as well as a tight funding situation.

New additions to the portfolio have generally been in laggard stocks which have their own ‘special situation’ dynamics. Those additions include hotel chain operator, Accor, shipping conglomerate, AP Moller-Maersk and Spanish utility company, Red Electrica. Shareholder angst created an attractive entry point to Accor which is under new management and is moving from asset-light by way of an expansionary three year strategy. In our view, the market was overly negative to AP Moller-Maersk;  management is intent on improving returns to shareholders and the underlying value of the business. Red Electrica was bought in expectation that they would benefit from an on-going regulatory review by the government.

Europe remains cheap on a relative basis compared to other major developed markets. Over the mid to longer term, as member states work out their differences and as the world economy moves forward, the depressed ratings afforded to companies domiciled in the Eurozone should abate. In the meantime, for the forward-looking investor, the risk/reward ratio offered by these stocks appears attractive. Although an emerging markets slowdown rightfully caused nervousness, we remain encouraged about European equity returns going forward. Bond investors have started to feel the pain of rising yields, which will likely prompt capital allocators to look at equities once again. Any such move would be disproportionately helpful to ‘cheap’ assets such as select European stocks.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

European Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2013

						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/2001)*
Class A	HFEAX	32.19%	10.53%	7.01%	14.64%	16.38%
Class B	HFEBX	31.11	9.66	6.18	13.97	15.81
Class C	HFECX	31.16	9.68	6.19	13.79	15.51
Class I**	HFEIX	32.60	10.85	7.27	14.78	16.50
With sales charge
Class A		24.58%	8.37%	5.75%	13.96%	15.80%
Class B		27.11	8.82	6.03	13.97	15.81
Class C		31.16	9.68	6.19	13.79	15.51
Index
MSCI Europe Index		26.94%	9.78%	1.30%	8.65%	6.47%

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.53%, 2.36%, 2.32% and 1.21% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Equity Income Fund

Global Equity Income Fund
Top 10 long-term holdings*
 (at July 31, 2013)

As a percentage of net assets
Security
BT Group plc	3.0%
Vodafone Group plc	2.9
GlaxoSmithKline plc	2.5
Delta Lloyd N.V.	2.4
Pfizer, Inc.	2.3
Westfield Retail Trust	2.3
Merck & Co., Inc.	2.1
SSE plc	2.1
Deutsche Post AG	2.1
Standard Chartered plc	2.0

Global equity markets made solid gains over the reporting period led by the US and Japan. The US market performed strongly on the back of positive economic releases though experienced volatility towards the end of the reporting period after the US Federal Reserve confirmed that it was likely to begin tapering its asset buying program later in the year. Japan experienced a similar strong rise followed by a volatile period. Investors were encouraged by structural reforms (“Abe-nomics”) to generate growth; as a result Japanese equities rallied strongly but then pulled back sharply to a less exuberant, more sustainable level.

Elsewhere, the data coming from Europe has been improving and despite a rally over the last year, European shares remain relatively inexpensive. Company earnings reports from the region have largely been positive, adding to a return of risk appetite amongst investors. Emerging markets equities have struggled, underperforming the developed world markedly on the back of a strong US dollar and the possibility of rising interest rates. China was a particular source of concern as fears grew that a reduction in infrastructure spending would lead to a sharper than anticipated slowdown in economic growth.

For the year ended July 31, 2013, the Fund returned 18.58% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 23.96%. The Fund also continued to meet its high income objectives over the period. The Fund’s structural underweight to the US and Japan, both of which are lower yielding markets, as well as the low beta bias, led to relative underperformance versus the broader market’s rally. Amongst the best performing sectors during the year was Insurance. Life insurers such as Delta Lloyd, AXA and Standard Life were amongst the top contributors to performance, as improved capital positions and a bottoming of bond yields (reducing their long duration liabilities) led to improved confidence in the sustainability of earnings.

At the stock level, amongst the top performers was global pharmaceutical company Pfizer, which benefitted from further rationalization to its portfolio (such as beginning the spin-off of animal health company Zoetis), as well as successful new drug launches. Another top performer was aerospace company BAE, which outperformed strongly towards the end of the period as confidence increased that US “sequestration” would have less of an effect on sales and earnings growth than originally feared.

Following an improved economic forecast, inexpensive valuations and healthy dividend increases allowed the Fund to extend its allocation to Europe. The Fund subsequently reduced its allocation to the US as valuations in some sectors have been getting stretched. On a sector basis the Fund has been reducing its Consumer Staples exposure and adding to Technology companies, including Microsoft and Cisco Systems. Also for the first time in a number of years the Fund has increased its Financials weighting (such as HSBC) as we are seeing better valuations and the possibility of re-ratings.

While there will likely be some uncertainties surrounding the timing of quantitative easing being withdrawn in the US, we see the steepening of bond yields as an encouraging sign that the US economy is returning to sustained economic growth. In this environment we remain confident in the ability of companies held within the portfolio to generate sales and earnings growth in the year ahead.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Global Equity Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2013

					Since
	NASDAQ	One	Three	Five	inception
At NAV	symbol	year	years*	years*	(11/30/06)*
Class A	HFQAX	18.58%	11.19%	4.83%	3.54%
Class C	HFQCX	17.65	10.37	4.04	2.76
Class I**	HFQIX	18.87	11.53	5.08	3.73
With sales charge
Class A		11.77%	9.00%	3.60%	2.63%
Class C		17.65	10.37	4.04	2.76
Index
MSCI World Index		23.96%	13.34%	4.88%	3.31%
MSCI World High Dividend Yield Index		19.67	14.53	5.73	3.11

* Average annual return

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.29%, 2.05% and 1.01%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers during those periods, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within select MSCI World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Technology Fund

Global Technology Fund
Top 10 long-term holdings*
(at July 31, 2013)

As a percentage of net assets
Security
Cisco Systems, Inc.	3.8%
ASML Holding N.V.	3.5
QUALCOMM, Inc.	3.4
Cognizant Technology
Solutions Corp.	3.4
MasterCard, Inc., Class A	3.2
Apple, Inc.	3.2
Samsung Electronics
Co., Ltd.	3.2
Priceline.com, Inc.	2.9
Western Digital Corp.	2.3
TripAdvisor, Inc.	2.0

After an initial period of nervousness, global equities performed strongly in the second half of 2012, aided by accommodative monetary policies enforced by the world’s central banks. Markets began 2013 brightly, with the S&P 500 posting its best January in a decade. The Technology sector underperformed the wider market as the declining performance of Apple, in particular, significantly affected indices and overall sentiment. Likewise, the relative underperformance in growth-orientated sectors, such as Technology, was partly attributable to what we believe was yield seeking investors purchasing high dividend parts of the equity market as a substitute for bonds.

For the year ended July 31, 2013 the Fund returned 17.93% (Class A at NAV) versus the benchmark, MSCI AC IT World Index, which posted a return of 13.69%. The underweight to the Computers and Peripherals sector was the largest positive contributor to relative outperformance. Stock selection within the Internet and Catalog Retail sector was also a significant contributor. Stock selection within the Software and Electronic Equipment Instruments & Components sectors were the largest detractors from performance. At the stock level, positive contributions came from the underweight in Apple relative to the index, which, at writing stands at approximately 5% versus 10%. The positions in social media companies Facebook and LinkedIn (purchased at low valuations) performed well and were sold after hitting our valuation targets. Online travel research company, TripAdvisor, surged to a record high driven by increasing confidence in their growth trends. OpenTable, the online restaurant reservation site, also performed strongly. Elsewhere, ASML, the Netherlands-based semiconductor equipment manufacturer, performed well as it benefitted from its leadership in the lithography equipment market. Google, which the Fund is underweight, was the largest detractor from relative performance. There were a few disappointments as some earnings fell short of market expectations, including: Verifone, which missed its second quarter profit estimates after suffering execution issues; F5 Networks, due to telecommunications spending being reined in and issues in their product transition; and VMWare, as slowing server virtualization affected their business.

Notable trading activity over the period included sales of Verifone, following its profit warning, and the Chinese internet company, Tencent Holdings, following concerns over margin trends. Fusion-IO was exited as the company’s outlook for first quarter revenues dropped significantly from last year’s fourth quarter. Symantec was purchased in the belief that the company can improve its operating margins through refocusing its product mix, reducing headcount and streamlining its sales teams. The position in ASML was further built out as we became increasingly confident in its competitive position.

While near-term direction will be sensitive to macroeconomic conditions, we believe the fundamental backdrop for Technology equities looks very attractive. Valuation levels look extremely compelling from both an absolute and relative basis: balance sheets are very healthy, cash generation is solid and demand has the potential to recover from below-trend levels. The overall bias of the Fund toward companies with strong barriers to entry should cushion the portfolio from macroeconomic volatility and the valuation-aware process focuses on underappreciated areas of secular growth that offer the potential for strong returns over the long-term. The Fund remains biased to our preferred themes of E-Commerce, Online Advertising, Data Growth, Connectivity and Paperless Payment.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Global Technology Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2013

						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/01)*
Class A	HFGAX	17.93%	12.98%	10.84%	10.19%	8.17%
Class B	HFGBX	16.94	12.08	9.97	9.52	7.67
Class C	HFGCX	16.97	12.13	9.99	9.36	7.38
Class I**	HFGIX	18.21	13.29	11.11	10.32	8.28
With sales charge
Class A		11.15%	10.78%	9.53%	9.54%	7.64%
Class B		12.94	11.28	9.83	9.52	7.67
Class C		16.97	12.13	9.99	9.36	7.38
Index
MSCI AC World IT Index		13.69%	11.90%	6.71%	6.91%	4.46%
S&P 500		25.00	17.72	8.26	7.64	5.45

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of hte 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.50%, 2.36%, 2.29% and 1.23%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

High Yield Opportunities Fund

High Yield Opportunities Fund
Top 10 long-term issuers*
(at July 31, 2013)

As a percentage of net assets
Security
Landry’s, Inc.	3.2%
Wok Acquisition Corp.	2.2
Univision
Communications, Inc.	2.1
Digicel Group, Ltd.	2.1
Radnet Management, Inc.	2.1
Serta Simmons
Holdings LLC	2.1
Intelsat Luxembourg S.A.	2.1
SandRidge Energy, Inc.	2.0
TPC Group, Inc.	2.0
Consolidated Container
Co. LLC	2.0

New issuance during May 2013 was an all-time record month in the US high yield market at $56 billion and brought year-to-date new issuance to $188 billion. Despite the frothy demand for high yield bonds, the composition of the new issuance continued to be somewhat conservative with 61% directed at refinancing and only 8% used for leveraged buyout financing. This is compared to only 25% used for refinancing and 33% used for leveraged buyout financing during 2007, which is deemed to be the last peak in the high yield credit cycle when spreads tightened to 250 basis points (2.50%) over Treasuries. Following this, June witnessed the worst sell-off in the US high yield market since September 2011 on the heels of a 50 basis point (0.50%) increase in 5-year Treasury yields. As was the case in May, there was no discernible pattern in the sell-off among the credit tiers, in fact, double-B bonds underperformed both single-B and triple-C rated issuers, suggesting an increasing correlation of the high yield asset class to 5-year Treasuries in a low rate and spread environment. The US high yield market experienced a rebound in July as rate fears stabilized and fund flows returned to positive territory for the asset class.

Since the Fund’s inception on April 30, 2013, to the end of the reporting period July 31, 2013, the Fund returned 0.92% (Class A at NAV) versus the benchmark, BofAML US High Yield Master II Constrained Index, which posted a return of -1.33%.

Performance against the peer group in June was hindered by low levels of cash and absence of bank loans in the portfolio, but benefitted by not having to meet large fund redemptions. July saw the Fund post above average performance versus the benchmark and peer group, aided (conversely to June) by low levels of cash, no bank loans and additionally no exposure to utilities. Some ground was given up however by not owning the lower quality triple C issuers which rallied the most during the rebound.

There have not been any major changes to the Fund as far as industry weightings or credit-tier weightings after the sell-off in June or rebound in July. We continue to employ a slight carry1 advantage to the benchmark and peer group by overweighting the lower quality single-B space as well as the higher quality triple-C sector. Credit fundamentals remain positive and most of the companies that we follow have taken advantage of the easy new issuance market to address any lingering liquidity concerns. As a result, we estimate that default rates will remain low, yet secondary market liquidity will remain challenging.

Bank loans offer an attractive investment opportunity to dampen the risk of further increases in interest rates; however, we view the leveraged loan market as slightly overvalued due to the extraordinary inflows to the asset class amid a rising rate environment. Further outperformance of the asset class would depend on further upward shocks in interest rates from this point onward. We expect volatility to remain high for the balance of the year, but will maintain the discipline of managing the portfolio on a credit by credit basis.

1 Carry trade is defined as a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.

* For further details about these issuers, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

High Yield Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2013

		Since
	NASDAQ	inception
At NAV	symbol	(4/30/2013)
Class A	HYOAX	0.92%
Class C	HYOCX	0.81
Class I	HYOIX	1.06
With sales charge
Class A		-3.89%
Class C		-0.19
Index
BofAML U.S. High Yield Master II Constrained Index		-1.33%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios gross) for Class A, C and I shares are estimated to be 1.83%, 2.58% and 1.58%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.10%, 1.85% and 0.85% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

International Opportunities Fund

International Opportunities Fund
Top 10 long-term holdings*
(at July 31, 2013)

As a percentage of net assets
Security
European Aeronautic
Defence and Space
Co. N.V.	3.6%
Deutsche Post AG	3.0
Continental AG	3.0
UBS AG	3.0
Lloyds Banking Group plc	2.9
Amadeus IT Holding
S.A., A Shares	2.8
ASML Holding N.V.	2.7
Capita Group plc	2.6
Fresenius SE & Co., KGaA	2.6
Roche Holding AG	2.6

Global equity markets initially struggled for direction amid poor earnings and economic data, with sentiment dominated by central bank action, political rhetoric and stimulus measures enacted by the US Federal Reserve and the European Central Bank. Markets rallied strongly into the year-end due to improving economic data in the US and China, an approved bailout for Greece and Spanish banks and a regime change in Japan. 2013 began with a considerable relief rally, sparked by a last minute compromise by the US Congress to avert the spending cuts and tax increases (the “fiscal cliff”) which threatened continued growth in the US economy. As the year progressed, we started to see improving cash flows into equities as investors began to allocate away from cash and bonds in search of return in the low interest rate environment. Accommodative monetary policy and improving economic data, particularly in the US and Japan, has helped drive markets higher, however, sentiment has been tested along the way by implications of a reduction in the $85 billion monthly stimulus injected by the Federal Reserve through quantitative easing.

For the year ended July 31, 2013 the Fund returned 24.64% (Class A at NAV) versus the benchmark, MSCI EAFE Index, which posted a return of 24.02%.

The Fund’s European Growth sub-portfolio was consistently strong throughout the period as quality growth positions such as Deutsche Post and Capita performed very well. The Japan and Asia portfolios weighed on relative performance and, although initially struggling due to stock specific issues, the Pan-European sub-portfolio – along with European Growth – has driven recent performance. Strong gains have been seen in cyclical positions, such as European Aeronautic Defense and Space Company (EADS) and Renault. RusPetro was the worst performer over the period due to operational delays surrounding oil extraction as well as a tight funding situation. African Petroleum also suffered over lower than expected reservoir permeability at its Bee Eater-1 well in offshore Liberia.

December saw the introduction of a Latin American sub-portfolio. As Brazil and Mexico forecasted to be in the top five global economies, the region represents 9% of the world’s population and 7% of the world’s GDP, this addition was a natural evolution of the portfolio.

Notable trading activity has included the Pan-European sub-portfolio buying a number of laggard stocks that we viewed as compelling recovery stocks with “special situation” dynamics. Those stocks include hotel operator, Accor and shipping conglomerate, AP Moller-Maersk. Apple was sold from the Technology sub-portfolio due to concerns over competitive pressure and the maturity of Apple’s end markets; however, the stock has been a significant positive performer for the Fund over the period of its inclusion. Among the purchases in the Japanese sub-portfolio were H2O Retailing Corp, the operator of railway department stores, and Taiheiyo Cement, which has exposure both domestically and in the US.

Europe remains cheap on a relative basis compared to other major developed markets and Japan is at an interesting point leading us to believe there will be significant rewards for good stock-picking. Asia and emerging markets are currently going through a difficult stage. While we believe that volatility and nervousness will continue, the sheer breadth of these markets should generate opportunities for us. Overall, we retain our faith in equities as an asset class. Bond investors have started to feel the pain of rising yields, which will likely prompt capital allocators to look at equities once again.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

International Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2013

						Since
	NASDAQ	One	Three	Five	Ten	inception
At NAV	symbol	year	years*	years*	years*	(8/31/01)*
Class A	HFOAX	24.64%	8.29%	2.37%	9.70%	9.79%
Class B	HFOBX	23.55	7.40	1.57	9.05	9.26
Class C	HFOCX	23.62	7.44	1.57	8.86	8.97
Class R**	HFORX	24.23	7.90	2.06	9.40	9.50
Class I***	HFOIX	25.00	8.57	2.62	9.83	9.90
With sales charge
Class A		17.48%	6.17%	1.16%	9.05%	9.25%
Class B		19.55	6.53	1.38	9.05	9.26
Class C		23.62	7.44	1.57	8.86	8.97
Index
MSCI EAFE Index		24.02%	9.11%	1.54%	8.45%	6.23%

* Average annual return.

** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

*** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C, R and I shares are 1.47%, 2.32%, 2.29%, 1.94% and 1.20% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75%, 2.25% and 1.75% for Class A, B, C, R and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Strategic Income Fund

Strategic Income Fund
Top 10 long-term issuers*
(at July 31, 2013)

As a percentage of net assets
Security
United States
Treasury Note	5.3%
Daily Mail &
General Trust	3.7
Unitymedia Hessen
GmbH & Co. KG	3.3
Service Corp International	2.9
United Kingdom Gilt	2.8
Telenet Finance
Luxembourg SCA	2.6
Virgin Media Finance plc	2.4
Standard Chartered plc	2.3
Ziggo Bond Co. B.V.	2.3
Levi Strauss & Co.	2.3

The year was characterized by aggressive actions from global central banks keen to stimulate economic growth. Along with the European Central Bank (ECB), the Federal Reserve (the Fed) announced a policy of additional quantitative easing (QE), which was followed up by the Bank of Japan who embarked on its own ultra-stimulatory monetary policy. These policies were welcomed by markets and risk assets rallied strongly.

At the end of the period the driving force was the more dovish guidance in communications from the Fed regarding the market’s overreaction to the original tapering (reduction in QE) messaging earlier in the period. The ECB and the Bank of England both initiated “forward guidance” communication strategies in response to the Fed-induced volatility spike.

For the seven-month period ended July 31, 2013, the Fund returned 0.39% (Class A at NAV) versus the benchmark 50% Merrill Lynch Global High Yield (USD hedged)/50% Merrill Lynch Global Broad Market Corporate (USD hedged), which posted a return of 1.23%. The year began on an optimistic note as the ECB allayed fears of a disorderly Eurozone breakup by pledging to do “whatever it takes” to support peripheral governments, sparking a rally in risk assets and higher beta areas of the credit market. Our preference for UK subordinated financials (banks and insurers) saw the Fund benefit from a significant uplift in the value of its holdings. The high yield rated bonds held in the Fund, particularly in the double and single B space performed well; holdings were focused on cash generative, non-cyclical businesses in sectors such as Cable and Packaging. As a result, debt such as Ardagh Packaging and Virgin Media Finance contributed significantly to the positive performance of the Fund.

Derivatives were primarily used to manage the duration of the Fund, in addition to small positions taken in options and futures on the US stock market as a tail hedge. As economic data improved from the region the risk of a tail event dissipated; leading to a small loss on our net derivatives positions for the period. This improvement in data also led to speculation on when the Fed would begin to taper their asset purchase program, leading to a bond market sell off in the early summer. This particularly affected our investment grade holdings in sovereign bonds and corporates such as Wal-Mart and McDonalds, due to their long maturity and low coupons. However, our increased allocation to high yielding assets ensured that performance remained resilient as markets recovered during July.

The change of tone from the Fed is a notable milestone for bond markets and must be respected. Although we think they will ultimately be proved too optimistic on both their growth and inflation forecasts, the Fed seems to have adopted a third pillar for assessing QE (the performance of risk assets). It would appear that the strong performance of financial markets in 2013 encouraged them to talk of winding down the QE program.

We are encouraged by the progress the US and to a lesser extent European economies have made. However, we are concerned about Chinese growth and some of the imbalances in certain emerging market countries. Credit conditions remain favorable but we remain wary of sovereign bonds.

* For further details about these issuers, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

Strategic Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2013†

						Since
	NASDAQ	Seven	One	Three	Five	inception
At NAV	symbol	months	year	years*	years*	(9/30/03)*
Class A	HFAAX	0.39%	5.20%	6.01%	5.05%	5.29%
Class B	HFABX	-0.07	4.37	5.23	4.30	4.67
Class C	HFACX	-0.06	4.31	5.19	4.17	4.46
Class I**	HFAIX	0.54	5.39	6.18	5.15	5.34
With sales charge
Class A		-4.33%	0.23%	4.31%	4.03%	4.76%
Class B		-5.07	0.37	4.32	4.13	4.67
Class C		-1.06	4.31	5.19	4.17	4.46
Index
50% ML Global High Yield / 50% ML
Global Corporate Index (USD hedged)		1.23%	7.00%	8.17%	9.83%	7.29%
Barclays Capital Global Aggregate Bond
(ex US MBS) Index		-3.82	-2.09	2.94	3.74	4.86
Barclays Global Agg Credit USD Hedged		-1.42	1.41	4.76	6.41	4.83

* Average annual return.

** Class I shares commenced operations on April 29, 2011. The performance for Class I shares for the period prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

† The Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.35%, 2.13%, 2.12% and 1.08%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total ordinary operating expenses (other than Acquired Fund Fees and Expenses allocated from unaffiliated investment companies) do not exceed 1.10%, 1.85%, 1.85% and 0.85% for Class A, B, C and I shares, respectively, which will remain in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch (“ML”) Global Corporate Index (USD-hedged) tracks the performance of developed market investment grade corporate debt publicly issued in the major US and Eurobond markets. The Bank of America Merrill Lynch (“ML”) Global High Yield Index tracks the performance of US dollar, Canadian Dollar, British sterling and euro denominated developed market below investment grade corporate debt publicly issued in the major US or Eurobond markets. The Barclays Capital Global Aggregate Bond (ex US MBS) Index is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage Bonds. The Barclays Capital Global Aggregate Credit (USD hedged) Index is a broad-based measure of the global investment-grade and high yield fixed-rate markets. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

World Select Fund

World Select Fund
Top 10 long-term holdings*
(at July 31, 2013)

As a percentage of net assets
Security
Sumitomo Mitsui
Financial Group, Inc.	3.6%
Infineon Technologies AG	3.5
Praxair, Inc.	3.5
AIA Group, Ltd.	3.4
Bed Bath & Beyond, Inc.	3.4
Pentair, Ltd.	3.4
Volvo AB, B Shares	3.3
Parker Hannifin Corp.	3.3
eBay, Inc.	3.3
Walgreen Co.	3.3

The declines and rallies experienced by global equity markets over the reporting period were not primarily driven by company fundamentals but rather political indecision and rhetoric from central bankers and ratings agencies. After initially struggling for direction due to poor earnings, weak economic data and sentiment that was dominated by the aforementioned central bank action and political rhetoric, the picture improved for risk assets in late 2012 and early 2013. A considerable relief rally was backed up by solid macroeconomic data, broadly consensus-beating earnings and positive investor and consumer sentiment that led the S&P 500 to all-time highs. However, before equity markets ended the reporting period on a strong footing, a keynote speech by the US Federal Reserve Chairman Ben Bernanke led to a sharp reversal in risk sentiment during June as investors began to contemplate the implications of a reduction in the $85 billion monthly stimulus injected by the US central bank. US bond yields rose (prices fell) in reaction and emerging markets took the brunt of the pain, furthered by weak economic data from China.

For the year ended July 31, 2013 the Fund returned 23.18% (Class A at NAV) versus the benchmark, MSCI World Index, which posted a return of 23.96%. Stock selection in the Energy and Information Technology sectors were the main causes of underperformance. Shares in Apple struggled initially as investors booked some profits following a strong year, and then continued to struggle due to competitive pressure and the maturity of Apple’s end markets. The position was exited during the reporting period. Energy-related BG Group was another of the main detractors due to reduced growth expectations and concerns about reduced drilling activity. Stock selection in the Financials, Consumer Discretionary and Industrials sectors contributed the most to positive performance and key performers included Citigroup; Belgium bank, KBC; UK bank, Lloyds; broadcaster, CBS; and electric power tool manufacturer, Makita.

The Fund underwent significant repositioning over the reporting period and was concentrated into a list with a focus on global equities we consider to be misvalued. Among the new positions taken was US-based pharmacy operator, Walgreens, where we believe significant cost saving synergies have developed from the acquisition of Europe’s Alliance Boots. During the second quarter of 2012, the Fund’s exposure to emerging markets was reduced, both direct and indirect, as tightening Chinese credit conditions and slowing gross domestic product (GDP) growth, along with rising US long-term interest rates led us to be very cautious towards the region.

Perceptions surrounding the changing state of policy across the world’s central banks looks set to drive market conditions and occupy investor sentiment in coming months. Japan’s recent ‘three arrows’ policy approach to boost economic growth is no exception and we remain sanguine about the region. Worries of a slowdown in monetary stimulus from the Federal Reserve have been overshadowing the improving US macroeconomic backdrop, while further Middle East unrest and increasing protests against austerity in Europe could limit market returns in the near term. For stock-specific investors, this environment could see greater significance assigned to individual companies’ earnings growth which, when added to the apparent decoupling of emerging and developing markets, should provide an opportunistic environment to add value.

* For further detail about these holdings, please refer to the section entitled “Portfolios of investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Henderson Global Funds	Performance summary

World Select Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2013

At NAV	NASDAQ symbol	One year	Three years*	Five years*	Since inception (11/30/06)*
Class A	HFPAX	23.18%	11.87%	4.17%	3.23%
Class C	HFPCX	22.19	11.02	3.37	2.70
Class I**	HFPIX	23.49	12.12	4.31	3.33
With sales charge
Class A		16.14%	9.69%	2.94%	2.32%
Class C		22.19	11.02	3.37	2.70
Index
MSCI World Index		23.96%	13.34%	4.88%	3.31%

* Average annual return.

** Class I shares commenced operations on May 31, 2011. The performance for Class I shares for the period prior to May 31, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 2.09%, 2.84% and 1.80%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total ordinary operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective December 20, 2012, the Henderson Global Leaders Fund changed its name and became the Henderson World Select Fund. The Fund’s historical performance may not represent current investment policies. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Portfolio of investments

All Asset Fund
July 31, 2013

		Value
Shares		(note 2)

Investment companies - 60.78%

Alternatives - 6.06%
126,155	ASG Global Alternatives
	Fund	$1,441,947
135,077	Franklin Templeton Hard
	Currency Fund	1,253,512
111,122	Sprott Physical Gold Trust *	1,224,009
		3,919,468

Equity - 27.52%
106,965	Calamos Market Neutral
	Income Fund	1,369,153
48,737	Gateway Fund	1,375,835
86,367	Graphite Enterprise Trust plc	642,477
80,282	HarbourVest Global Private
	Equity (a)*	770,707
43,902	Henderson Global Technology
	Fund (b) *	1,031,701
23,363	iShares High Dividend Equity
	Fund	1,602,468
31,006	iShares MSCI EAFE Minimum
	Volatility Index Fund	1,823,153
37,551	iShares MSCI Pacific ex-Japan
	Index Fund	1,676,652
46,432	iShares MSCI USA Minimum
	Volatility Index Fund	1,568,008
89,503	PowerShares International
	Dividend Achievers Portfolio	1,504,545
12,921	SPDR S&P 500 ETF Trust	2,179,256
32,032	Vanguard Dividend
	Appreciation ETF	2,235,193
		17,779,148

Fixed income - 27.20%
81,971	Henderson Strategic Income
	Fund (b)	730,359
24,950	iShares Global High Yield
	Corporate Bond Fund	1,316,611
8,347	iShares iBoxx $High Yield
	Corporate Bond Fund	776,104
15,216	iShares iBoxx Investment
	Grade Corporate Bond Fund	1,742,536
9,082	iShares JP Morgan USD
	Emerging Markets
	Bond Fund	992,663
199,555	Legg Mason BW Global
	Opportunities Bond Fund	2,185,131
66,563	MSIF Multi-Asset Portfolio	786,109
32,210	PIMCO Enhanced Short
	Maturity ETF	3,266,094
110,120	PIMCO Income Fund	1,347,870
27,574	PIMCO Total Return ETF	2,905,748

		Value
Shares		(note 2)

Fixed income (continued)
60,890	PowerShares Senior
	Loan Portfolio	$1,519,205
		17,568,430

	Total investment companies
	(Cost $38,309,518)	39,267,046

Principal

Sovereign debt obligation - 2.04%
824,960	United Kingdom Inflation-
	Linked Gilt 0.125%,
	3/22/24 (c)	1,316,401

	Total sovereign debt obligation
	(Cost $1,340,966)	1,316,401

Shares

Short-term investment - 35.96%
23,229,110	Fidelity Institutional Treasury
	Portfolio (d)	23,229,110

	Total short-term investment
	(Cost $23,229,110)	23,229,110

Total investments - 98.78%
	(Cost $62,879,594)	63,812,557

Net other assets and liabilities – 1.22%		788,261

Total net assets – 100.00%		$64,600,818

*	Non income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Affiliated holding, see notes to financial statements for further information.
(c)	Indexed security in which both the coupon and principal are adjusted in-line with movements in the General Index of Retail Prices in the United Kingdom.
(d)	A portion of this security is segregated as collateral for futures contracts.
ETF	Exchange-traded fund

See notes to financial statements

Henderson Global Funds	Portfolio of investments

All Asset Fund
July 31, 2013 (continued)

The Fund held the following open forward foreign currency contracts at July 31, 2013:

			Local		Current	Unrealized
		Value	amount		notional	appreciation/
	Counterparty	date	(000’s	)	value	(depreciation )
Japanese Yen (Long)	State Street Bank, London	8/22/13	220,231		$2,249,556	$98,556
Euro (Short)	State Street Bank, London	8/22/13	840		1,117,567	(32,213)
British Pound (Short)	State Street Bank, London	8/22/13	1,365		2,076,208	(6,979)
Total						$59,364

During the year ended July 31, 2013, average monthly notional value related to forward foreign currency contracts was $1.6 million or 2.6% of net assets.

The Fund held the following open futures contracts at July 31, 2013:

			Current	Unrealized
	Number of	Expiration	notional	appreciation/
	contracts	date	value	(depreciation	)
Euro STOXX 50 Index (Long)	36	9/20/13	$1,319,920	$(1,497)
FTSE 100 Index (Long)	41	9/20/13	4,093,738	153,386
Hang Seng Index (Long)	7	8/29/13	986,693	1,476
Nikkei 225 Index (Long)	36	9/12/13	5,000,511	199,387
Russell 2000 Index Mini (Long)	14	9/20/13	1,460,060	79,940
Total				$432,692

During the year ended July 31, 2013, average notional value related to futures contracts was $1.9 million or 3.1% of net assets.

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Investment Companies	$39,267,046	$–	$–	$39,267,046
Sovereign Debt Obligation	–	1,316,401	–	1,316,401
Short-Term Investment	23,229,110	–	–	23,229,110
Total Investments	62,496,156	1,316,401	–	63,812,557
Financial Derivative Instruments*
Forward Foreign Currency Contracts	–	98,556	–	98,556
Futures Contracts	434,189	–	–	434,189
Total Financial Derivative Contracts	$434,189	$98,556	$–	$532,745
Liabilities
Financial Derivative Instruments*
Forward Foreign Currency Contracts	–	(39,192)	–	(39,192)
Futures Contracts	(1,497)	–	–	(1,497)
Total Financial Derivative Instruments	$(1,497)	$(39,192)	$–	$(40,689)

* These investments are recorded at the unrealized gain or loss on the investment.

During the year ended July 31, 2013, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Dividend & Income Builder Fund
July 31, 2013

Shares		Value (note 2)

Common stocks - 72.58%

	Australia - 1.98%
2,163	Suncorp Group, Ltd.	$24,925
10,603	Toll Holdings, Ltd.	50,797
		75,722

	Brazil - 0.52%
922	Telefonica Brasil S.A., ADR	19,795

	Canada - 1.70%
366	Bank of Montreal	22,759
1,020	BCE, Inc.	42,256
		65,015

	Colombia - 0.40%
268	Bancolombia S.A., ADR	15,397

	France - 3.87%
500	Sanofi	53,327
1,110	Total S.A.	59,215
446	Valeo S.A.	35,375
		147,917

	Germany - 5.10%
665	BASF SE	58,973
367	Bayerische Motoren
	Werke AG	35,930
496	Deutsche Boerse AG	35,091
2,308	Deutsche Post AG	64,694
		194,688

	Hong Kong - 2.47%
12,000	Shanghai Industrial Holdings,
	Ltd.	37,289
11,000	SJM Holdings, Ltd.	27,686
2,500	Swire Pacific, Ltd., Class A	29,495
		94,470

	Italy - 1.06%
1,826	ENI SpA	40,349

	Luxembourg - 0.86%
369	RTL Group S.A.	32,993

		Value
Shares		(note 2)

	Netherlands - 3.86%
1,047	Delta Lloyd N.V.	$22,662
981	Nielsen Holdings N.V.	32,785
2,925	Reed Elsevier N.V.	56,034
1,480	Wolters Kluwer N.V.	35,726
		147,207

	Norway - 0.70%
1,223	Statoil ASA	26,524

	Sweden - 0.95%
1,243	Electrolux AB, Series B	36,214

	Switzerland - 6.44%
2,265	ABB, Ltd.	50,026
968	Nestle S.A.	65,583
942	Novartis AG	67,791
254	Roche Holding AG	62,577
		245,977

	Taiwan - 2.60%
4,000	Asustek Computer, Inc.	34,949
2,163	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	36,728
12,500	United Microelectronics
	Corp., ADR	27,500
		99,177

	United Kingdom - 16.82%
8,117	Amlin plc	49,651
2,686	Antofagasta plc	36,039
1,240	BHP Billiton plc	35,445
12,494	BT Group plc	64,755
4,667	Centrica plc	27,760
1,676	Greene King plc	22,309
2,732	Hiscox, Ltd.	27,014
7,092	HSBC Holdings plc	80,678
12,250	ITV plc	31,419
25,000	Lloyds Banking Group plc*	26,040
3,990	Prudential plc	70,835
799	Rio Tinto plc	35,917
1,901	Standard Chartered plc	44,087
9,525	Vodafone Group plc	28,618
3,429	WPP plc	61,762
		642,329

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Dividend & Income Builder Fund
July 31, 2013 (continued)

		Value
Shares		(note 2)

	United States - 23.25%
718	Baxter International, Inc.	$52,443
2,383	Cisco Systems, Inc.	60,886
338	Cummins, Inc.	40,962
394	Duke Energy Corp.	27,974
2,051	General Electric Co.	49,983
1,119	JPMorgan Chase & Co.	62,362
548	Kinder Morgan, Inc.	20,692
568	L Brands, Inc.	31,677
414	Lockheed Martin Corp.	49,730
760	Mattel, Inc.	31,943
1,780	Microsoft Corp.	56,657
1,829	Pfizer, Inc.	53,462
564	PNC Financial Services
	Group, Inc.	42,892
769	QUALCOMM, Inc.	49,639
659	Reynolds American, Inc.	32,574
900	Six Flags Entertainment Corp.	33,111
366	Stanley Black & Decker, Inc.	30,971
1,202	Texas Instruments, Inc.	47,118
436	Time Warner Cable, Inc.	49,735
1,248	Walgreen Co.	62,712
		887,523
	Total common stocks
	(Cost $2,624,259)	2,771,297

Face amount			Coupon	Maturity	Value (note 2)

Corporate bonds – 10.90%

		United Kingdom - 3.53%
USD	25,000	AstraZeneca plc	4.000%	9/18/42	$22,606
USD	60,000	Lloyds Banking Group plc (a) (b)	6.657%	5/21/37	54,600
USD	25,000	Royal Bank of Scotland Group plc	6.100%	6/10/23	24,018
USD	25,000	WPP Finance 2010	4.750%	11/21/21	26,010
USD	8,000	WPP Finance 2010	3.625%	9/7/22	7,604
					134,838

		United States - 7.37%
USD	25,000	CenturyLink, Inc.	7.600%	9/15/39	23,875
USD	25,000	Constellation Brands, Inc.	4.250%	5/1/23	23,625
USD	25,000	HCA, Inc.	8.000%	10/1/18	28,875
USD	25,000	Health Management Associates, Inc.	7.375%	1/15/20	28,437
USD	25,000	Iron Mountain, Inc.	5.750%	8/15/24	23,750
USD	25,000	NIKE, Inc.	2.250%	5/1/23	23,089
USD	25,000	Regal Entertainment Group	5.750%	2/1/25	24,125
USD	25,000	SBA Telecommunications, Inc.	5.750%	7/15/20	25,687
USD	50,000	Taminco Global Chemical Corp. (a) (c)	9.750%	3/31/20	56,625
USD	25,000	Wal-Mart Stores, Inc.	4.000%	4/11/43	23,156
					281,244

		Total corporate bonds
		(Cost $431,109)			416,082

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Dividend & Income Builder Fund
July 31, 2013 (continued)

		Value
Shares		(note 2)

Investment companies - 7.47%

Fixed income - 7.47%
2,750	Highland/iBoxx Senior
	Loan ETF	$55,385
200	iShares Barclays Credit
	Bond Fund	21,588
250	PIMCO 0-5 Year High-Yield
	Corporate Bond Index Fund	26,175
235	PIMCO Investment Grade
	Corporate Bond Index ETF	24,022
1,417	PowerShares Fundamental
	High Yield Corporate
	Bond Portfolio	26,951
1,690	PowerShares Senior Loan
	Portfolio	42,165
680	SPDR Blackstone/GSO Senior
	Loan ETF	34,082
300	Vanguard Intermediate-Term
	Bond ETF	25,095
355	Vanguard Intermediate-Term
	Corporate Bond ETF	29,717
		285,180

	Total investment companies
	(Cost $287,025)	285,180

REITs - 0.63%

Mexico - 0.63%
7,497	Fibra Uno Administracion
	SA de C.V.	23,948

	Total REITs
	(Cost $23,160)	23,948

	Total long-term investments
	(Cost $3,365,553)	3,496,507

		Value
Shares		(note 2)

Short-term investment - 4.61%
176,084	Fidelity Institutional
	Treasury Portfolio	$176,084

	Total short-term investment
	(Cost $176,084)	176,084

Total investments - 96.19%
(Cost $3,541,637)		3,672,591

Net other assets and liabilities – 3.81%		145,383

Total net assets – 100.00%		$3,817,974

*	Non income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2013, the restricted securities held by the Fund had an aggregate value of $111,225, which represented 2.9% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
ADR	American Depositary Receipts
ETF	Exchange-traded fund
REIT	Real Estate Investment Trust

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Dividend & Income Builder Fund
July 31, 2013 (continued)

Other information:

Industry concentration as a percentage of net assets:	% of net assets
Investment Companies	7.47%
Diversified Banks	7.01
Pharmaceuticals	6.80
Integrated Telecommunication Services	3.95
Integrated Oil & Gas	3.30
Air Freight & Logistics	3.03
Semiconductors	2.92
Communications Equipment	2.90
Diversified Metals & Mining	2.81
Property & Casualty Insurance	2.66
Life & Health Insurance	2.45
Publishing	2.40
Industrial Conglomerates	2.29
Packaged Foods & Meats	1.72
Broadcasting	1.69
Drug Retail	1.64
Other Diversified Financial Services	1.63
Advertising	1.62
Diversified Chemicals	1.54
Systems Software	1.48
Chemicals - Other	1.48
Health Care Equipment	1.37
Heavy Electrical Equipment	1.31
Cable & Satellite	1.30
Aerospace & Defense	1.30
Regional Banks	1.12
Construction & Farm Machinery &Heavy Trucks	1.07
Household Appliances	0.95
Automobile Manufacturers	0.94
Auto Parts & Equipment	0.93
Specialized Finance	0.92
Computer Hardware	0.92
Advertising Services	0.88
Leisure Facilities	0.87
Research & Consulting Services	0.86
Tobacco	0.85
Leisure Products	0.84
Apparel Retail	0.83
Industrial Machinery	0.81
Diversified Real Estate Activities	0.77
Health Care Services	0.76
Wireless Telecommunication Services	0.75
Health Care Facilities	0.75
Electric Utilities	0.73
Multi-Utilities	0.73
Casinos & Gaming	0.73
Telecommunication Services	0.67
Movies & Entertainment	0.63
Diversified REITs	0.63
Diversified Support Services	0.62
Distillers & Vintners	0.62
Hypermarkets & Super Centers	0.61
Athletic Footwear	0.60
Restaurants	0.58
Oil & Gas Storage & Transportation	0.54
Long-Term Investments	91.58
Short-Term Investment	4.61
Total Investments	96.19
Net Other Assets and Liabilities	3.81
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Dividend & Income Builder Fund
July 31, 2013 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common Stocks
Australia	$75,722	$—	$—	$75,722
Brazil	19,795	—	—	19,795
Canada	65,015	—	—	65,015
Colombia	15,397	—	—	15,397
France	147,917	—	—	147,917
Germany	194,688	—	—	194,688
Hong Kong	94,470	—	—	94,470
Italy	40,349	—	—	40,349
Luxembourg	32,993	—	—	32,993
Netherlands	147,207	—	—	147,207
Norway	26,524	—	—	26,524
Sweden	36,214	—	—	36,214
Switzerland	245,977	—	—	245,977
Taiwan	99,177	—	—	99,177
United Kingdom	642,329	—	—	642,329
United States	887,523	—	—	887,523
Total Common Stocks	2,771,297	—	—	2,771,297
Corporate Bonds
United Kingdom	—	134,838	—	134,838
United States	—	281,244	—	281,244
Total Corporate Bonds	—	416,082	—	416,082
Investment Companies	285,180	—	—	285,180
REITs
Mexico	23,948	—	—	23,948
Total REITs	23,948	—	—	23,948
Short-Term Investment	176,084	—	—	176,084
Total	$3,256,509	$416,082	$—	$3,672,591

During the year ended July 31, 2013, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2013

		Value
Shares		(note 2)

Common stocks - 91.20%

	Australia - 0.29%
446,325	Cape Lambert
	Resources, Ltd. *	$66,194

	Brazil - 8.14%
97,199	BM&FBoveSpA S.A.	524,053
48,400	BR Malls Participacoes S.A.	428,978
10,436	Embraer S.A., ADR	354,511
25,000	Kroton Educacional S.A.	356,149
11,900	Linx S.A.	197,120
		1,860,811

	China - 17.48%
5,007	Baidu, Inc., ADR *	662,476
792,000	China Construction Bank Corp.,
	Class H	591,273
54,000	China Mobile, Ltd.	573,727
200,000	China Oilfield Services, Ltd.,
	Class H	453,350
420,000	Huaneng Power International,
	Inc., Class H	438,651
244,800	Samsonite International S.A.	670,741
8,342	Yum! Brands, Inc.	608,299
		3,998,517

	Greece - 1.52%
71,543	InternetQ plc *	348,816

	Hong Kong - 2.67%
243,000	SJM Holdings, Ltd.	611,605

	India - 4.36%
32,000	Reliance Industries, Ltd.	460,778
22,357	Tata Motors, Ltd., ADR	537,462
		998,240

	Indonesia - 2.72%
380,500	PT Bank Rakyat
	Indonesia Tbk	305,437
550,000	PT Perusahaan Gas Negara
	Persero Tbk	315,738
		621,175

	Kazakhstan - 2.21%
955,965	International Petroleum,
	Ltd. (a) (b)*	46,725
40,059	Zhaikmunai LP, GDR	457,875
		504,600

		Value
Shares		(note 2)

	Korea - 9.23%
3,058	Hyundai Motor Co.	$632,873
230	Samsung Electronics
	Co., Ltd.	262,056
22,620	SK Hynix, Inc. *	547,668
3,400	SK Telecom Co., Ltd.	667,334
		2,109,931

	Liberia - 0.80%
276,792	African Petroleum
	Corp., Ltd. *	39,807
1,662,478	Sable Mining Africa, Ltd. *	142,259
		182,066

	Luxembourg - 3.18%
5,000	Millicom International
	Cellular S.A.	399,270
7,400	Tenaris S.A., ADR	328,930
		728,200

	Malaysia - 2.35%
170,000	Malayan Banking Bhd	537,669

	Mexico - 6.21%
5,396	First Cash Financial
	Services, Inc. *	288,146
4,339	Fomento Economico Mexicano,
	S.A.B. de C.V., ADR	431,687
50,000	Grupo Aeroportuario del Centro
	Norte, S.A.B. de C.V. *	171,694
172,000	Grupo Mexico S.A.B. de C.V.,
	Series B	528,009
		1,419,536

	Panama – 2.45%
9,224	Banco Latinoamericano de
	Comercio Exterior S.A.,
	Class E	232,353
2,350	Copa Holdings S.A., Class A	327,049
		559,402

	Peru - 1.09%
2,100	Credicorp, Ltd.	249,459

	Philippines - 3.76%
837,000	LT Group, Inc	400,866
160,800	Universal Robina Corp	460,222
		861,088

	Poland - 0.74%
9,036	Eurocash S.A	168,213

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2013 (continued)

		Value
Shares		(note 2)

	Russia - 1.57%
85,000	RusPetro plc *	$40,085
110,279	Sberbank of Russia	318,706
		358,791

	South Africa - 2.73%
106,696	Life Healthcare Group Holdings
	Pte, Ltd.	389,342
12,555	MTN Group, Ltd.	235,752
		625,094

	Taiwan - 7.48%
1,050,000	Chinatrust Financial Holding
	Co., Ltd.	693,312
169,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	577,677
200,000	United Microelectronics
	Corp., ADR	440,000
		1,710,989

	Thailand - 5.57%
135,600	AIA Group, Ltd.	642,542
105,700	Kasikornbank pcl	631,498
		1,274,040

	Ukraine - 1.56%
39,772	Avangardco Investments
	Public, Ltd. *	357,948

	United Arab Emirates - 1.64%
83,269	NMC Health plc	375,585

	United Kingdom - 1.45%
38,151	Inchcape plc	331,102

	Total common stocks
	(Cost $21,070,546)	20,859,071

Preferred stocks - 6.29%

	Brazil - 3.77%
55,051	Alpargatas S.A.I.C.	338,074
41,050	Itau Unibanco Holding S.A.	524,337
		862,411

	Korea - 2.52%
790	Samsung Electronics Co., Ltd.	574,520

	Total preferred stocks
	(Cost $1,635,110)	1,436,931

		Value
Shares		(note 2)

	Total long-term investments
	(Cost $22,705,656)	$22,296,002

Short-term investment - 1.56%
357,444	Fidelity Institutional
	Treasury Portfolio	357,444

Total short-term investment
(Cost $357,444)		357,444

Total investments - 99.05%
	(Cost $23,063,100)	22,653,446

Net other assets and liabilities – 0.95%		217,740

Total net assets – 100.00%		$22,871,186

*	Non income producing security
(a)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at July 31, 2013 as determined in good faith using procedures approved by the Board of Trustees.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2013 (continued)

Other information:

Industry concentration as a percentage of net assets:	% of net assets
Diversified Banks	17.86%
Semiconductors	10.50
Wireless Telecommunication Services	8.20
Packaged Foods & Meats	3.58
Health Care Facilities	3.34
Apparel, Accessories & Luxury Goods	2.93
Diversified Metals & Mining	2.93
Internet Software & Services	2.90
Life & Health Insurance	2.81
Automobile Manufacturers	2.77
Casinos & Gaming	2.67
Restaurants	2.66
Oil & Gas Exploration & Production	2.56
Construction & Farm Machinery & Heavy Trucks	2.35
Specialized Finance	2.29
Oil & Gas Refining & Marketing	2.01
Oil & Gas Drilling	1.98
Independent Power Producers & Energy Traders	1.92
Soft Drinks	1.89
Real Estate Operating Companies	1.88
Distillers & Vintners	1.75
Education Services	1.56
Aerospace & Defense	1.55
Advertising	1.52
Footwear	1.48
Distributors	1.45
Oil & Gas Equipment & Services	1.44
Airlines	1.43
Gas Utilities	1.38
Consumer Finance	1.26
Application Software	0.86
Airport Services	0.75
Food Retail	0.74
Steel	0.29
Long-Term Investments	97.49
Short-Term Investment	1.56
Total Investments	99.05
Net Other Assets and Liabilities	0.95
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Emerging Markets Opportunities Fund
July 31, 2013 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common Stocks
Australia	$66,194	$–	$–	$66,194
Brazil	1,860,811	–	–	1,860,811
China	3,998,517	–	–	3,998,517
Greece	348,816	–	–	348,816
Hong Kong	611,605	–	–	611,605
India	998,240	–	–	998,240
Indonesia	621,175	–	–	621,175
Kazakhstan	457,875	46,725	–	504,600
Korea	2,109,931	–	–	2,109,931
Liberia	182,066	–	–	182,066
Luxembourg	728,200	–	–	728,200
Malaysia	537,669	–	–	537,669
Mexico	1,419,536	–	–	1,419,536
Panama	559,402	–	–	559,402
Peru	249,459	–	–	249,459
Philippines	861,088	–	–	861,088
Poland	168,213	–	–	168,213
Russia	358,791	–	–	358,791
South Africa	625,094	–	–	625,094
Taiwan	1,710,989	–	–	1,710,989
Thailand	1,274,040	–	–	1,274,040
Ukraine	357,948	–	–	357,948
United Arab Emirates	375,585	–	–	375,585
United Kingdom	331,102	–	–	331,102
Total Common Stocks	20,812,346	46,725	–	20,859,071
Preferred Stocks
Brazil	862,411	–	–	862,411
Korea	574,520	–	–	574,520
Total Preferred Stocks	1,436,931	–	–	1,436,931
Short-Term Investment	357,444	–	–	357,444
Total	$22,606,721	$46,725	$–	$22,653,446

During the year ended July 31, 2013, there was one transfer into Level 2 out of Level 1 as a result of the fair value pricing procedures established by the Board. On April 24, 2013, Range Resources, Ltd. issued a press release indicating its intention to merge with International Petroleum - a position for which the Fund holds. Accordingly, in accordance with policies and procedures established by the Board of Trustees, the Adviser priced this security based on the known value of the Range Resources, Ltd. common share price, adjusted for the impact to each outstanding share as a result of the planned merger.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

European Focus Fund
July 31, 2013

		Value
Shares		(note 2)

Common stocks - 94.56%

	Australia - 0.34%
16,593,203	African Petroleum
	Corp., Ltd. *	$2,386,367

	Austria - 1.23%
284,746	Erste Group Bank AG	8,648,273

	Canada - 3.51%
1,384,541	Africa Oil Corp. *	10,541,438
574,622	Africa Oil Corp. (a) *	4,374,982
2,500,000	Lundin Mining Corp. *	9,857,852
		24,774,272

	Denmark - 3.62%
2,182	AP Moeller-Maersk A/S,
	Class B	17,115,711
106,880	FLSmidth & Co. A/S	5,076,764
154,639	Matas A/S *	3,366,366
		25,558,841

	Finland - 2.26%
1,425,648	UPM-Kymmene Oyj	15,903,079

	France - 10.09%
585,403	Accor S.A.	22,086,506
480,000	AXA S.A.	10,584,263
51,902	Christian Dior S.A.	9,190,264
222,646	Renault S.A.	17,525,980
148,373	Valeo S.A.	11,768,272
		71,155,285

	Germany - 13.99%
134,190	Continental AG	21,136,725
93,655	Deutsche Annington
	Immobilien SE *	2,261,380
362,319	Deutsche Post AG	10,155,972
60,000	Fresenius SE & Co., KGaA	7,573,415
1,811,276	Infineon Technologies AG	15,985,490
587,767	KION Group AG *	19,556,212
138,948	MTU Aero Engines AG	12,662,187
41,008	Volkswagen AG	9,337,086
		98,668,467

	Ireland - 1.69%
2,293,660	Petroceltic International
	plc *	4,745,354
1,180,952	Providence Resources
	plc *	7,204,060
		11,949,414

		Value
Shares		(note 2)

	Italy - 0.84%
2,303,715	Moleskine SpA *	$5,905,767

	Kazakhstan - 2.78%
1,716,557	Zhaikmunai LP,
	GDR (b)	19,620,246

	Luxembourg - 1.26%
67,854	RTL Group S.A.	6,067,017
243,122	SAF-Holland S.A. *	2,813,904
		8,880,921

	Netherlands - 4.57%
414,902	Amtel Vredestein N.V.,
	GDR (a) (b)*	—
540,097	European Aeronautic
	Defence and Space
	Co. N.V.	32,250,678
		32,250,678

	Norway - 1.92%
329,417	Algeta ASA *	13,505,829

	Russia - 0.28%
4,169,668	RusPetro plc *	1,966,364

	Spain - 10.30%
481,010	Amadeus IT Holding S.A.,
	A Shares	16,522,516
3,885,355	CaixaBank	14,328,139
193,039	Fomento de Construcciones
	y Contratas S.A. *	2,668,250
568,775	Indra Sistemas S.A.	7,718,031
4,361,775	International Consolidated
	Airlines Group S.A. *	19,315,509
217,126	Red Electrica Corp., S.A.	12,118,850
		72,671,295

	Sweden - 6.16%
1,000,000	Investment AB Kinnevik,
	B Shares	30,192,616
501,805	Svenska Cellulosa AB,
	B Shares	13,280,051
		43,472,667

	Switzerland - 2.00%
715,028	UBS AG *	14,084,997

See notes to financial statements

Henderson Global Funds	Portfolio of investments

European Focus Fund
July 31, 2013 (continued)

		Value
Shares		(note 2)

	United Kingdom - 27.72%
1,525,832	Aviva plc	$8,623,156
2,603,508	Bwin.Party Digital
	Entertainment plc	5,548,783
717,923	Edwards Group, Ltd.
	ADR (b)*	5,994,657
6,730,160	Essar Energy, Ltd. *	13,678,313
882,370	Fenner plc	4,636,324
5,856,284	FirstGroup plc	8,904,420
829,855	Genel Energy plc *	12,106,581
2,390,190	GKN plc	12,729,907
541,083	GlaxoSmithKline plc	13,861,386
1,896,551	HellermannTyton
	Group plc *	7,212,822
650,000	Inchcape plc	5,641,177
3,267,652	Kingfisher plc	19,759,394
19,788,525	Lloyds Banking
	Group plc *	20,611,730
4,350,000	Mytrah Energy, Ltd. (b)*	7,097,203
629,213	Partnership Assurance
	Group plc *	4,776,380
750,000	Phoenix Group Holdings	8,357,369
579,033	Prudential plc	10,279,568
1,401,163	Tullett Prebon plc	7,095,829
6,191,629	Vodafone Group plc	18,602,560
		195,517,559

	Total common stocks
	(Cost $594,630,469)	666,920,321

Preferred stock - 0.76%

	Germany - 0.76%
132,153	ProSiebenSat.1 Media AG	5,421,972

	Total preferred stock
	(Cost $4,175,651)	5,421,972

		Value
Shares		(note 2)

Rights - 0.04%

	Spain - 0.04%
3,885,355	CaixaBank (expires
	8/13/13) *	$273,951

	Total rights
	(Cost $257,716)	273,951

	Total long-term
	investments
	(Cost $599,063,836)	672,616,244

Short-term investment - 3.42%
24,108,024	Fidelity Institutional
	Treasury Portfolio	24,108,024

	Total short-term investment
	(Cost $24,108,024)	24,108,024

Total investments - 98.78%
	(Cost $623,171,860)	696,724,268

Net other assets and liabilities – 1.22%		8,569,387

Total net assets – 100.00%		$705,293,655

*	Non income producing security
(a)	Fair valued at July 31, 2013 as determined in good faith using procedures approved by the Board of Trustees.
(b)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

The Fund held the following open forward foreign currency contracts at July 31, 2013:

			Local	Current	Unrealized
		Value	amount	notional	appreciation/
	Counterparty	date	(000’s)	value	(depreciation)
Euro (Short)	Deutsche Bank AG	8/16/13	43,906	$58,413,458	$(1,404,390)

During the year ended July 31, 2013, average monthly notional value related to forward foreign currency contracts was $53.3 million or 7.6% of net assets.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

European Focus Fund
July 31, 2013 (continued)

Other information:

Industry concentration as a percentage of net assets:	% of net assets
Oil & Gas Exploration & Production	10.86%
Aerospace & Defense	6.37
Diversified Banks	6.22
Multi-Sector Holdings	4.28
Paper Products	4.14
Auto Parts & Equipment	3.87
Automobile Manufacturers	3.81
Life & Health Insurance	3.32
Hotels, Resorts & Cruise Lines	3.13
Tires & Rubber	3.00
Home Improvement Retail	2.80
Material Handling Machinery Manufacturing	2.77
Airlines	2.74
Multi-line Insurance	2.72
Wireless Telecommunication Services	2.64
Marine	2.43
Data Processing & Outsourced Services	2.34
Semiconductors	2.27
Diversified Capital Markets	2.00
Pharmaceuticals	1.96
Biotechnology	1.91
Electric Utilities	1.72
Broadcasting	1.63
Industrial Machinery	1.51
Air Freight & Logistics	1.44
Diversified Metals & Mining	1.40
Apparel, Accessories & Luxury Goods	1.30
Trucking	1.26
Construction & Engineering	1.10
IT Consulting & Other Services	1.09
Health Care Services	1.07
Wire & Cable Products	1.02
Independent Power Producers & Energy Traders	1.01
Investment Banking & Brokerage	1.00
Retail Office Supplies	0.84
Distributors	0.80
Casinos & Gaming	0.79
Cosmetics & Beauty Stores	0.48
Real Estate Operating Companies	0.32
Long-Term Investments	95.36
Short-Term Investment	3.42
Total Investments	98.78
Net Other Assets and Liabilities	1.22
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

European Focus Fund
July 31, 2013 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Australia	$2,386,367	$—	$—	$2,386,367
Austria	8,648,273	—	—	8,648,273
Canada	20,399,290	4,374,982	—	24,774,272
Denmark	25,558,841	—	—	25,558,841
Finland	15,903,079	—	—	15,903,079
France	71,155,285	—	—	71,155,285
Germany	98,668,467	—	—	98,668,467
Ireland	11,949,414	—	—	11,949,414
Italy	5,905,767	—	—	5,905,767
Kazakhstan	19,620,246	—	—	19,620,246
Luxembourg	8,880,921	—	—	8,880,921
Netherlands	32,250,678	—	—	32,250,678
Norway	13,505,829	—	—	13,505,829
Russia	1,966,364	—	—	1,966,364
Spain	72,671,295	—	—	72,671,295
Sweden	43,472,667	—	—	43,472,667
Switzerland	14,084,997	—	—	14,084,997
United Kingdom	195,517,559	—	—	195,517,559
Total Common Stocks	662,545,339	4,374,982	—	666,920,321
Preferred Stock
Germany	5,421,972	—	—	5,421,972
Total Preferred Stock	5,421,972	—	—	5,421,972
Rights
Spain	273,951	—	—	273,951
Total Rights	273,951	—	—	273,951
Short-Term Investment	24,108,024	—	—	24,108,024
Total Investments	$692,349,286	$4,374,982	$—	$696,724,268
Liabilities
Financial Derivative Instruments*
Forward Currency Contracts	—	(1,404,390)	—	(1,404,390)
Total Financial Derivative Instruments	$—	$(1,404,390)	$—	$(1,404,390)

* These investments are recorded at the unrealized gain or loss on the investment.

During the year ended July 31, 2013, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board. However, the Fund increased its position in Africa Oil Corp. through the purchase of 574,622 shares in a private placement offering. These particular shares were subject to a lock-up provision whereby the shares could convert and trade pari passu with the listed common equity shares at the end of April 2013 should the Fund wish to transact. Accordingly, in accordance with the policies and procedures established by the Board of Trustees, these private placement shares were priced in-line with the common equity shares since that time.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

European Focus Fund
July 31, 2013 (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in securities	Balance as of July 31, 2012	Accrued discounts/ premiums	Realized gain/(loss	)	Change in unrealized appreciation (depreciation	)	Purchases	Sales	Transfers in to level 3	Transfers out of level 3	Balance as of July 31, 2013
Common Stock
Netherlands
Amtel Vredestein
N.V., GDR	$0	$0	$0		$0		$0	$0	$0	$0	$0
Total	$0	$0	$0		$0		$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) in the Statement of Operations attributable to Level 3 investments held at July 31, 2013 was $0.

The Fund’s Adviser has determined that Amtel Vredestein N.V., GDR is a level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. Management has also concluded there is no value for the investment primarily on the basis that the company is bankrupt, has no current operations, and has delisted from the exchange.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Equity Income Fund
July 31, 2013

		Value
Shares		(note 2)

Common stocks - 91.03%

	Australia - 6.06%
2,820,159	Amcor, Ltd.	$26,844,583
18,424,507	Spark Infrastructure
	Group	29,561,141
2,500,000	Suncorp Group, Ltd.	28,808,134
6,093,282	Telstra Corp., Ltd.	27,329,955
1,300,000	Toll Holdings, Ltd.	6,228,130
		118,771,943

	Brazil - 0.58%
1,459,528	CCR S.A.	11,451,794

	Canada - 1.28%
331,508	Bank of Montreal	20,614,756
116,332	Crescent Point
	Energy Corp.	4,411,578
		25,026,334

	China - 1.58%
54,818,000	Bank of China, Ltd.,
	Class H	22,900,913
7,750,000	Jiangsu Expressway Co.,
	Ltd., Class H	8,014,209
		30,915,122

	Cyprus - 1.10%
2,152,546	ProSafe SE	21,643,081

	Denmark - 0.98%
2,200,000	TDC A/S	19,251,104

	France - 4.45%
695,000	GDF Suez	14,580,833
1,800,000	Orange S.A.	17,693,918
900,000	SCOR SE	28,765,489
491,324	Total S.A.	26,210,675
		87,250,915

	Germany - 3.29%
242,866	Bayerische Motoren
	Werke AG	23,776,689
1,450,000	Deutsche Post AG	40,644,182
		64,420,871

	Hong Kong - 3.55%
885,000	Cheung Kong
	Holdings, Ltd.	12,426,698
5,086,000	NWS Holdings, Ltd.	7,738,254
6,285,000	Shanghai Industrial
	Holdings, Ltd.	19,530,210
7,972,000	SJM Holdings, Ltd.	20,064,655
830,500	Swire Pacific, Ltd., Class A	9,798,178
		69,557,995

Value
Shares	(note 2)

	Israel - 0.24%
591,630	Israel Chemicals, Ltd.	$4,727,662

	Italy - 4.20%
1,680,200	ENI SpA	37,127,564
4,639,550	Snam SpA	21,899,052
5,216,209	Terna - Rete Elettrica
	Nazionale SpA	23,246,932
		82,273,548

	Japan - 1.78%
694,300	Nippon Telegraph and
	Telephone Corp.	34,995,103

	Luxembourg - 0.78%
518,279	SES	15,237,781

	Netherlands - 5.51%
2,203,860	Delta Lloyd N.V.	47,702,090
392,359	Unilever N.V.	15,784,515
700,000	Wolters Kluwer N.V.	16,897,438
693,690	Ziggo N.V.	27,556,312
		107,940,355

	New Zealand - 1.45%
15,871,424	Telecom Corp. of
	New Zealand, Ltd.	28,460,721

	Norway - 0.88%
404,016	Seadrill, Ltd.	17,339,066

	Singapore - 0.30%
1,005,000	Venture Corp., Ltd.	5,788,724

	Taiwan - 1.49%
2,513,000	Asustek Computer, Inc.	21,956,747
4,054,000	CTCI Corp.	7,300,485
		29,257,232

	Thailand - 0.38%
8,251,600	Charoen Pokphand
	Foods pcl	7,381,623

	United Kingdom - 36.66%
2,959,354	Amlin plc	18,102,213
1,250,000	Antofagasta plc	16,771,785
635,000	AstraZeneca plc	32,215,899
5,034,211	BAE Systems plc	34,148,338
11,278,505	BT Group plc	58,455,363
4,177,610	Centrica plc	24,848,795
1,806,175	Dairy Crest Group plc	14,012,986
1,262,295	De La Rue plc	18,981,836
1,626,926	Drax Group plc	15,876,880
4,572,090	Electrocomponents plc	17,116,977
1,933,931	GlaxoSmithKline plc	49,543,166

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Equity Income Fund
July 31, 2013 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
570,000	Greene King plc	$7,587,236
1,352,277	Hiscox, Ltd.	13,371,487
3,447,200	HSBC Holdings plc	38,758,554
2,606,197	ICAP plc	16,128,310
600,000	Imperial Tobacco Group plc	20,135,270
2,500,000	Moneysupermarket.com
	Group plc	6,883,658
2,286,649	National Grid plc	27,358,918
2,386,034	Pennon Group plc	25,244,946
2,093,846	Phoenix Group Holdings	23,332,058
369,874	Rio Tinto plc	16,626,927
550,000	Royal Dutch Shell plc, A
	Shares	18,727,667
4,757,753	Smiths News plc	12,304,147
1,706,858	SSE plc	40,895,794
1,673,660	Standard Chartered plc	38,814,622
1,627,147	Tate & Lyle plc	20,767,750
3,965,259	The Sage Group plc	21,142,691
2,636,284	Tullett Prebon plc	13,350,781
18,974,576	Vodafone Group plc	57,008,534
		718,513,588

	United States - 14.49%
750,733	Cisco Systems, Inc.	19,181,228
320,000	Kohl’s Corp.	16,953,600
180,000	Mattel, Inc.	7,565,400
853,773	Merck & Co., Inc.	41,126,246
500,388	Microsoft Corp.	15,927,350
1,575,277	Pfizer, Inc.	46,045,347
351,698	Reynolds American, Inc.	17,384,432
520,203	Six Flags Entertainment
	Corp.	19,138,268
220,000	Texas Instruments, Inc.	8,624,000
1,040,000	The Dow Chemical Co.	36,441,600
350,746	United Parcel Service, Inc.,
	Class B	30,444,753
509,521	Verizon
	Communications, Inc.	25,211,099
		284,043,323

	Total common stocks
	(Cost $1,655,099,261)	1,784,247,885

Value
Shares	(note 2)

Partnerships - 0.71%

	United States - 0.71%
1,230,766	Och-Ziff Capital Management
	Group LLC, Class A	$13,907,656

	Total partnerships
	(Cost $12,314,215)	13,907,656

REITs - 3.68%

	Australia - 2.28%
16,541,554	Westfield Retail Trust	44,753,798

	United Kingdom - 1.40%
5,794,755	Segro plc	27,397,869

	Total REITs
	(Cost $69,620,969)	72,151,667

	Total long-term investments
	(Cost $1,737,034,445)	1,870,307,208

	Short-term investment - 2.43%
47,651,463	Fidelity Institutional
	Treasury Portfolio	47,651,463

	Total short-term investment
	(Cost $47,651,463)	47,651,463

Total investments - 97.85%
	(Cost $1,784,685,908)	$1,917,958,671

Net other assets and liabilities – 2.15%		42,175,352

Total net assets – 100.00%		$1,960,134,023

REIT	Real Estate Investment Trust

The Fund held the following open forward foreign currency contracts at July 31, 2013:

			Local		Current	Unrealized
		Value	amount		notional	appreciation/
	Counterparty	date	(000’s	)	value	(depreciation )
British Pound (Short)	JPMorgan Chase Bank, N.A.	10/11/13	100,000		$152,056,124	$(2,898,124)
British Pound (Short)	Deutsche Bank AG	10/11/13	40,000		60,822,450	(1,148,210)
Total						$(4,046,334)

During the year ended July 31, 2013, average monthly notional value related to forward foreign currency contracts was $135.9 million or 6.9% of net assets.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Equity Income Fund
July 31, 2013 (continued)

Other information:

Industry concentration as a percentage of net assets:	% of net assets
Integrated Telecommunication Services	10.78%
Pharmaceuticals	8.62
Diversified Banks	6.18
Electric Utilities	4.78
Integrated Oil & Gas	4.19
Air Freight & Logistics	3.94
Life & Health Insurance	3.62
Multi-Utilities	3.41
Property & Casualty Insurance	3.08
Packaged Foods & Meats	2.96
Wireless Telecommunication Services	2.91
Retail REIT’s	2.28
Tobacco	1.91
Diversified Chemicals	1.86
Aerospace & Defense	1.74
Diversified Metals & Mining	1.70
Investment Banking & Brokerage	1.50
Reinsurance	1.47
Alternative Carriers	1.41
Industrial REITs	1.40
Industrial Conglomerates	1.39
Paper Packaging	1.37
Water Utilities	1.29
Automobile Manufacturers	1.21
Computer Hardware	1.12
Gas Utilities	1.12
Oil & Gas Equipment & Services	1.10
Application Software	1.08
Casinos & Gaming	1.02
Highways & Railtracks	0.99
Communications Equipment	0.98
Leisure Facilities	0.98
Commercial Printing	0.97
Oil & Gas Drilling	0.88
Technology Distributors	0.87
Department Stores	0.87
Publishing	0.86
Systems Software	0.81
Independent Power Producers & Energy Traders	0.81
Cable & Satellite	0.78
Asset Management & Custody Banks	0.71
Real Estate Development	0.63
Distributors	0.63
Diversified Real Estate Activities	0.50
Semiconductors	0.44
Restaurants	0.39
Leisure Products	0.39
Construction & Engineering	0.37
Internet Software & Services	0.35
Electronic Manufacturing Services	0.30
Fertilizers & Agricultural Chemicals	0.24
Oil & Gas Exploration & Production	0.23
Long-Term Investments	95.42
Short-Term Investment	2.43
Total Investments	97.85
Net Other Assets and Liabilities	2.15
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Equity Income Fund
July 31, 2013 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Australia	$118,771,943	$—	$—	$118,771,943
Brazil	11,451,794	—	—	11,451,794
Canada	25,026,334	—	—	25,026,334
China	30,915,122	—	—	30,915,122
Cyprus	21,643,081	—	—	21,643,081
Denmark	19,251,104	—	—	19,251,104
France	87,250,915	—	—	87,250,915
Germany	64,420,871	—	—	64,420,871
Hong Kong	69,557,995	—	—	69,557,995
Israel	4,727,662	—	—	4,727,662
Italy	82,273,548	—	—	82,273,548
Japan	34,995,103	—	—	34,995,103
Luxembourg	15,237,781	—	—	15,237,781
Netherlands	107,940,355	—	—	107,940,355
New Zealand	28,460,721	—	—	28,460,721
Norway	17,339,066	—	—	17,339,066
Singapore	5,788,724	—	—	5,788,724
Taiwan	29,257,232	—	—	29,257,232
Thailand	7,381,623	—	—	7,381,623
United Kingdom	718,513,588	—	—	718,513,588
United States	284,043,323	—	—	284,043,323
Total Common Stocks	1,784,247,885	—	—	1,784,247,885
Partnerships
United States	13,907,656	—	—	13,907,656
Total Partnerships	13,907,656	—	—	13,907,656
REITs
Australia	44,753,798	—	—	44,753,798
United Kingdom	27,397,869	—	—	27,397,869
Total REITs	72,151,667	—	—	72,151,667
Short-Term Investment	47,651,463	—	—	47,651,463
Total Investments	$1,917,958,671	$—	$—	$1,917,958,671
Liabilities
Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	(4,046,334)	—	(4,046,334)
Total Financial Derivative Instruments	$—	$(4,046,334)	$—	$(4,046,334)

* These investments are recorded at the unrealized gain or loss on the investment.

During the year ended July 31, 2013, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Technology Fund
July 31, 2013

		Value
Shares		(note 2)

Common stocks - 97.83%
	China - 2.93%
38,341	51job, Inc., ADR *	$2,549,676
677,163	China Digital TV Holding
	Co., Ltd., ADR	1,015,745
103,807	NetEase.com, Inc., ADR	6,613,544
		10,178,965

	Germany - 1.66%
187,245	Wirecard AG	5,779,151

	Ireland - 1.76%
83,000	Accenture plc, Class A	6,126,230

	Japan - 0.69%
191	Nuflare Technology, Inc.	2,397,498

	Korea - 3.18%
9,700	Samsung Electronics
	Co., Ltd.	11,051,917

	Netherlands - 5.41%
135,203	ASML Holding N.V.	12,159,028
205,097	Yandex N.V., Class A *	6,665,653
		18,824,681

	Taiwan - 1.66%
341,260	Taiwan Semiconductor
	Manufacturing Co.,
	Ltd., ADR	5,794,595

	United Kingdom - 5.56%
196,231	Mail.ru Group, Ltd., GDR	6,269,580
189,635	Rightmove plc	7,013,005
2,014,465	Vodafone Group plc	6,052,399
		19,334,984

	United States - 74.98%
124,586	ACI Worldwide, Inc. *	5,899,147
18,890	Amazon.com, Inc. *	5,690,046
24,624	Apple, Inc.	11,142,360
335,771	Cadence Design
	Systems, Inc. *	4,895,541
523,118	Cisco Systems, Inc.	13,365,665
82,384	Citrix Systems, Inc. *	5,933,296
161,863	Cognizant Technology
	Solutions Corp. *	11,717,263
140,111	Comcast Corp., Class A	6,316,204
313,909	Corning, Inc.	4,768,278
88,661	eBay, Inc. *	4,582,887
224,954	EMC Corp.	5,882,547
29,526	Equinix, Inc. *	5,295,488
52,203	F5 Networks, Inc. *	4,581,335
132,593	Facebook, Inc., Class A *	4,883,400

Value
Shares	(note 2)

	United States (continued)
66,758	Fiserv, Inc. *	$6,424,790
77,081	FleetCor Technologies,
	Inc. *	6,919,561
7,639	Google, Inc., Class A *	6,780,376
202,244	Hewlett-Packard Co.	5,193,626
188,347	HomeAway, Inc. *	5,671,128
100,569	KLA-Tencor Corp.	5,896,360
18,466	MasterCard, Inc., Class A	11,275,524
55,435	MercadoLibre, Inc.	6,509,732
148,525	NetApp, Inc.	6,107,348
209,029	Nuance Communications,
	Inc. *	3,921,384
58,844	OpenTable, Inc. *	3,747,186
184,700	Oracle Corp.	5,975,045
338,290	Pandora Media, Inc. *	6,204,239
11,603	Priceline.com, Inc. *	10,160,399
182,155	QUALCOMM, Inc.	11,758,105
92,032	Red Hat, Inc. *	4,764,497
96,604	SanDisk Corp. *	5,324,813
237,222	Symantec Corp.	6,329,083
163,752	Synopsys, Inc. *	6,065,374
58,403	Time Warner Cable, Inc.	6,662,030
93,751	TripAdvisor, Inc. *	7,033,200
32,912	Visa, Inc., A Shares	5,825,753
122,063	Western Digital Corp.	7,858,416
76,592	WEX, Inc. *	6,658,909
240,716	Yahoo!, Inc. *	6,761,712
		260,782,047

	Total common stocks
	(Cost $263,735,828)	340,270,068

	Total long-term investments
	(Cost $263,735,828)	340,270,068

Short-term investment - 3.16%

10,973,450	Fidelity Institutional
	Treasury Portfolio	10,973,450

	Total short-term investment
	(Cost $10,973,450)	10,973,450

	Total investments - 100.99%
	(Cost $274,709,278)	351,243,518

Net other assets and liabilities – (0.99)%		(3,432,271)

Total net assets – 100.00%		$347,811,247

*	Non income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Technology Fund
July 31, 2013 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Internet Software & Services	18.49%
Data Processing & Outsourced Services	12.33
Communications Equipment	8.54
Internet Retail	8.21
Application Software	7.68
Computer Storage & Peripherals	7.53
Semiconductor Equipment	5.88
IT Consulting & Other Services	5.13
Systems Software	4.91
Semiconductors	4.84
Computer Hardware	4.70
Cable & Satellite	3.73
Publishing	2.02
Wireless Telecommunication Services	1.74
Electronic Components	1.37
Human Resource & Employment Services	0.73
Long-Term Investments	97.83
Short-Term Investment	3.16
Total Investments	100.99
Net Other Assets and Liabilities	(0.99)
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Global Technology Fund
July 31, 2013 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
China	$10,178,965	$—	$—	$10,178,965
Germany	5,779,151	—	—	5,779,151
Ireland	6,126,230	—	—	6,126,230
Japan	2,397,498	—	—	2,397,498
Korea	11,051,917	—	—	11,051,917
Netherlands	18,824,681	—	—	18,824,681
Taiwan	5,794,595	—	—	5,794,595
United Kingdom	19,334,984	—	—	19,334,984
United States	260,782,047	—	—	260,782,047
Total Common Stocks	340,270,068	—	—	340,270,068
Short-Term Investment	10,973,450	—	—	10,973,450
Total	$351,243,518	$—	$—	$351,243,518

During the year ended July 31, 2013, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

High Yield Opportunities Fund
July 31, 2013

Face amount			Coupon	Maturity	Value (note 2)

Corporate bonds – 92.92%

		Canada – 1.97%
USD	250,000	Garda World Security Corp. (a)	9.750	3/15/17	$269,375
USD	250,000	New Gold, Inc. (a)	6.250	11/15/22	238,750
					508,125

		Germany – 0.53%
EUR	100,000	Faenza GmbH (a)	8.250	8/15/21	135,363

		Ireland – 2.08%
USD	250,000	Ardagh Packaging Finance plc (a)	9.125	10/15/20	271,250
USD	250,000	Nara Cable Funding, Ltd. (a)	8.875	12/1/18	263,750
					535,000

		Luxembourg – 5.16%
USD	263,906	ARD Finance S.A. (a)	11.125	6/1/18	287,658
USD	500,000	Intelsat Luxembourg S.A. (a)	7.750	6/1/21	528,125
USD	250,000	International Automotive Components Group S.A. (a)	9.125	6/1/18	253,750
USD	250,000	Wind Acquisition Finance S.A. (a)	7.250	2/15/18	257,500
					1,327,033

		Netherlands – 1.94%
USD	500,000	ING Groep N.V. (c)	5.775	12/8/15	500,000

		South Africa – 1.36%
USD	355,000	AngloGold Ashanti Holdings plc	8.500	7/30/20	351,024

		Sweden – 1.01%
USD	250,000	Perstorp Holding AB (a)	8.750	5/15/17	258,750

		United Kingdom – 2.01%
USD	500,000	Algeco Scotsman Global Finance plc (a)	8.500	10/15/18	517,500

		United States – 76.86%
USD	250,000	Alta Mesa Holdings LP	9.625	10/15/18	263,750
USD	250,000	Cablevision Systems Corp.	8.000	4/15/20	283,750
USD	250,000	Caesars Entertainment Operating Co., Inc. (b)	9.000	2/15/20	235,000
USD	500,000	Chassix, Inc. (a)	9.250	8/1/18	523,750
USD	200,000	CIT Group, Inc.	5.375	5/15/20	210,000
USD	500,000	Claire’s Stores, Inc. (a)	7.750	6/1/20	506,250
USD	250,000	Clear Channel Communications, Inc.	9.000	3/1/21	247,500
USD	250,000	Clear Channel Worldwide Holdings, Inc., Series B	7.625	3/15/20	265,000
USD	500,000	Coeur d’Alene Mines Corp. (a)	7.875	2/1/21	501,250
USD	250,000	CommScope Holding Co., Inc. (a)	6.625	6/1/20	250,000
USD	500,000	Consolidated Container Co. LLC (a)	10.125	7/15/20	525,000
USD	500,000	Digicel Group, Ltd. (a)	8.250	9/30/20	540,000
USD	250,000	DISH DBS Corp.	6.750	6/1/21	266,250
USD	250,000	Eagle Midco, Inc. (a)	9.000	6/15/18	253,125
USD	500,000	Endo Health Solutions, Inc.	7.250	1/15/22	523,750
USD	250,000	First Data Corp.	11.250	3/31/16	250,000
USD	500,000	Griffey Intermediate, Inc. (a)	7.000	10/15/20	490,000
USD	250,000	Halcon Resources Corp.	9.750	7/15/20	260,625
USD	500,000	HBOS Capital Funding LP (a) (c)	6.071	6/30/14	482,500
USD	250,000	HD Supply, Inc. (a)	7.500	7/15/20	265,625

See notes to financial statements

Henderson Global Funds	Portfolio of investments

High Yield Opportunities Fund
July 31, 2013 (continued)

Face amount			Coupon	Maturity	Value (note 2)

		United States (continued)
USD	250,000	Hot Topic, Inc. (a)	9.250	6/15/21	$261,250
USD	250,000	IASIS Healthcare LLC	8.375	5/15/19	263,750
USD	200,000	j2 Global, Inc.	8.000	8/1/20	216,000
USD	250,000	Jefferies LoanCore LLC (a)	6.875	6/1/20	251,250
USD	250,000	Jones Group, Inc.	6.875	3/15/19	259,375
USD	750,000	Landry’s, Inc. (a)	9.375	5/1/20	815,625
USD	500,000	Legacy Reserves LP (a)	6.625	12/1/21	482,500
USD	250,000	Magnachip Semiconductor Corp. (a)	6.625	7/15/21	250,000
USD	500,000	Michael Foods Holdings, Inc. (a)	8.500	7/15/18	521,250
USD	500,000	Michaels FinCo Holdings LLC (a)	7.500	8/1/18	507,500
USD	500,000	MPH Intermediate Holding Co., 2 (a)	8.375	8/1/18	512,500
USD	250,000	Murray Energy Corp. (a)	8.625	6/15/21	255,000
USD	250,000	Nortek, Inc.	8.500	4/15/21	271,875
USD	250,000	Nuveen Investments, Inc. (a)	9.500	10/15/20	254,375
USD	500,000	Onex USI Acquisition Corp. (a)	7.750	1/15/21	505,000
USD	500,000	PC Nextco Holdings LLC (a)	8.750	8/15/19	500,000
USD	250,000	PQ Corp. (a)	8.750	5/1/18	265,000
USD	250,000	Quiksilver, Inc. (a)	7.875	8/1/18	262,500
USD	500,000	Radnet Management, Inc.	10.375	4/1/18	534,375
USD	500,000	Renaissance Acquisition Corp. (a)	6.875	8/15/21	498,750
USD	250,000	Reynolds Group Issuer, Inc.	9.875	8/15/19	271,250
USD	250,000	Rite Aid Corp. (a)	6.750	6/15/21	251,875
USD	250,000	Sanchez Energy Corp. (a)	7.750	6/15/21	249,375
USD	500,000	SandRidge Energy, Inc.	8.750	1/15/20	527,500
USD	500,000	Select Medical Corp. (a)	6.375	6/1/21	487,500
USD	500,000	Serta Simmons Holdings LLC (a)	8.125	10/1/20	532,500
USD	250,000	Snoqualmie Entertainment Authority (a)	9.125	2/1/15	249,219
USD	250,000	Sugarhouse HSP Gaming Prop Mezz LP (a)	6.375	6/1/21	239,687
USD	500,000	Swift Energy Co.	7.875	3/1/22	497,500
USD	500,000	TPC Group, Inc. (a)	8.750	12/15/20	527,500
USD	500,000	Univision Communications, Inc. (a)	8.500	5/15/21	552,500
USD	500,000	Wok Acquisition Corp. (a)	10.250	6/30/20	562,500
					19,779,906

		Total corporate bonds
		(Cost $24,109,876)			23,912,701

Shares

Preferred stock – 1.93%

		United States - 1.93%
	500	Ally Financial, Inc. 7%, 8/30/13 (a)			495,312

		Total preferred stock
		(Cost $488,125)			495,312

		Total long-term investments
		(Cost $24,598,001)			24,408,013

See notes to financial statements

Henderson Global Funds	Portfolio of investments

High Yield Opportunities Fund
July 31, 2013 (continued)

		Value
Shares		(note 2)

Short-term investment - 1.19%
305,899	Fidelity Institutional Treasury Portfolio	$305,899

	Total short-term investment
	(Cost $305,899)	305,899

Total investments - 96.04%
	(Cost $24,903,900)	24,713,912
Net other assets and liabilities – 3.96%		1,019,685
Total net assets – 100.00%		$25,733,597

(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2013, the restricted securities held by the Fund had an aggregate value of $17,909,739, which represented 69.6% of net assets.

(b)	Security is purchased on a delayed delivery basis.
(c)	Maturity date is perpetual. Maturity date presented represents the next call date.

The Fund held the following credit default swap contracts at July 31, 2013:

Counterparty	Reference entity	Rates received/ (paid )	Termination date	Implied credit spread	Notional amount (000s	)	Market value	Upfront premiums paid/ (received )	Unrealized appreciation/ (depreciation	)
Protection sold:
Citibank, N.A.	ArcelorMittal	1.00%	9/20/18	3.87%	EUR 250		$(43,482)	$(47,390)	$3,908
Deutsche Bank AG	ArcelorMittal	1.00%	9/20/18	3.87%	EUR 50		(8,697)	(11,375)	2,678
Total							$(52,179)	$(58,765)	$6,586

During the year ended July 31, 2013, average notional value related to swap contracts was $170,000 or 0.7% of net assets.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

High Yield Opportunities Fund
July 31, 2013 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	8.85%
Retail - Restaurants	5.36
Cable TV	3.16
Auto/Truck Parts & Equipment-Original	3.03
Medical-Hospitals	2.91
Gold Mining	2.29
Containers - Metal/Glass	2.17
Television	2.15
Cellular Telecommunications	2.10
MRI/Medical Diagnostic Imaging	2.08
Retail - Bedding	2.07
Petrochemicals	2.05
Satellite Telecommunications	2.05
Containers-Paper/Plastic	2.04
Medical - Drugs	2.04
Apparel Manufacturers	2.03
Food-Miscellaneous/Diversified	2.03
Storage/Warehousing	2.01
Broadcast Services/Programs	1.99
Special Purpose Entity	1.99
Retail - Arts & Crafts	1.97
Retail-Jewelry	1.97
Insurance Brokers	1.96
Precious Metals	1.95
Life/Health Insurance	1.94
Retail-Leisure Products	1.94
Specified Purpose Acquisition	1.94
Diversified Banking Institution	1.93
Advertising Services	1.90
Money Center Banks	1.88
Casino Hotels	1.84
Building & Construction Products - Miscellaneous	1.06
Consumer Products - Miscellaneous	1.05
Security Services	1.04
Chemicals - Specialty	1.03
Distribution/Wholesale	1.03
Retail - Apparel/Shoe	1.02
Chemicals - Other	1.01
Telecommunication Services	1.00
Coal	0.99
Investment Management & Advising Services	0.99
Enterprise Software/Services	0.98
Finance-Commercial	0.98
Retail-Drug Store	0.98
Casino Services	0.97
Data Processing/Management	0.97
Semiconductor Equipment	0.97
Telecommunication Equipment	0.97
Computer Services	0.84
Commercial Banks-Eastern US	0.82
Diversified Operations	0.53
Long-Term Investments	94.85
Short-Term Investment	1.19
Total Investments	96.04
Net Other Assets and Liabilities	3.96
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

High Yield Opportunities Fund
July 31, 2013 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Corporate Bonds
Canada	$—	$508,125	$—	$508,125
Germany	—	135,363	—	135,363
Ireland	—	535,000	—	535,000
Luxembourg	—	1,327,033	—	1,327,033
Netherlands	—	500,000	—	500,000
South Africa	—	351,024	—	351,024
Sweden	—	258,750	—	258,750
United Kingdom	—	517,500	—	517,500
United States	—	19,779,906	—	19,779,906
Total Corporate Bonds	—	23,912,701	—	23,912,701
Preferred Stock
United States	—	495,312	—	495,312
Total Preferred Stock	—	495,312	—	495,312
Short-Term Investment	305,899	—	—	305,899
Total Investments	305,899	24,408,013	—	24,713,912
Financial Derivative Instruments*
Credit Default Swap Contracts	—	6,586	—	6,586
Total Financial Derivative Instruments	$—	$6,586	$—	$6,586

*   These investments are recorded at the unrealized gain or loss on the investment.

During the period ended July 31, 2013, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

International Opportunities Fund
July 31, 2013

		Value
Shares		(note 2)

Common stocks - 96.37%

	Australia - 1.24%
16,236,499	African Petroleum
	Corp., Ltd. *	$2,335,068
1,160,000	National Australia
	Bank, Ltd.	32,562,450
		34,897,518

	Austria - 1.13%
1,048,545	Erste Group Bank AG	31,846,289

	Brazil - 0.86%
1,980,000	BM&FBOVESPA S.A.	10,675,258
862,000	BR Malls
	Participacoes S.A.	7,640,055
171,000	Embraer S.A., ADR	5,808,870
		24,124,183

	China - 3.19%
322,200	Baidu, Inc., ADR *	42,630,282
49,560,000	China Construction Bank
	Corp., Class H	36,999,381
4,478,000	China Oilfield Services,
	Ltd., Class H	10,150,503
		89,780,166

	Denmark - 1.70%
6,075	AP Moeller-Maersk A/S,
	Class B	47,652,585

	France - 9.53%
1,770,786	Accor S.A.	66,809,490
3,000,000	AXA S.A.	66,151,644
837,510	Renault S.A.	65,926,105
755,126	Sodexo	68,974,581
		267,861,820

	Germany - 10.91%
538,784	Continental AG	84,865,709
3,049,918	Deutsche Post AG	85,490,636
575,965	Fresenius SE & Co., KGaA	72,700,369
867,162	SAP AG	63,784,136
		306,840,850

	Hong Kong - 3.77%
8,479,000	AIA Group, Ltd.	40,177,839
2,994,000	Cheung Kong
	Holdings, Ltd.	42,040,152
9,500,000	SJM Holdings, Ltd.	23,910,465
		106,128,456

	India - 1.08%
1,267,940	Tata Motors, Ltd., ADR	30,481,278

Value
Shares	(note 2)

	Indonesia - 0.73%
25,618,000	PT Bank Rakyat
	Indonesia Tbk	$20,564,194

	Japan - 16.01%
6,463,000	Ebara Corp.	35,579,175
4,091,000	H2O Retailing Corp.	36,058,962
9,317,000	Hitachi, Ltd.	62,614,503
1,313,900	Mitsui & Co., Ltd.	17,646,599
28,625,300	Mizuho Financial Group, Inc.	59,349,769
1,933,200	NKSJ Holdings, Inc.	48,631,106
7,144,000	Obayashi Corp.	38,233,643
981,900	Sumitomo Mitsui Financial
	Group, Inc.	44,978,261
12,979,000	Taiheiyo Cement Corp.	43,744,970
108,100	Toyota Motor Corp.	6,591,329
1,402,400	Yamada Denki Co., Ltd.	56,863,732
		450,292,049

	Korea - 2.09%
115,213	Hyundai Motor Co.	23,844,068
30,622	Samsung Electronics
	Co., Ltd.	34,889,877
		58,733,945

	Mexico - 0.73%
82,000	Fomento Economico
	Mexicano, S.A.B. de
	C.V., ADR	8,158,180
550,000	Grupo Aeroportuario del
	Centro Norte, S.A.B. de
	C.V. *	1,888,630
3,450,000	Grupo Mexico S.A.B. de
	C.V., Series B	10,590,867
		20,637,677

	Netherlands - 6.27%
829,101	ASML Holding N.V.	74,562,418
1,705,206	European Aeronautic
	Defence and Space
	Co. N.V.	101,822,541
		176,384,959

	Panama - 0.30%
61,200	Copa Holdings S.A.,
	Class A	8,517,204

	Russia - 0.27%
16,000,000	RusPetro plc *	7,545,402

	Singapore - 1.39%
2,970,000	DBS Group Holdings, Ltd.	39,028,209

See notes to financial statements

Henderson Global Funds	Portfolio of investments

International Opportunities Fund
July 31, 2013 (continued)

		Value
Shares		(note 2)

	Spain - 5.86%
2,315,000	Amadeus IT Holding S.A., A
	Shares	$79,519,398
11,787,679	International Consolidated
	Airlines Group S.A. *	52,200,083
592,722	Red Electrica Corp., S.A.	33,082,675
		164,802,156

	Sweden - 2.17%
2,300,000	Svenska Cellulosa AB,
	B Shares	60,868,498

	Switzerland - 5.60%
294,929	Roche Holding AG	72,660,664
4,300,000	UBS AG *	84,703,658
		157,364,322

	Taiwan - 1.21%
2,000,000	Taiwan Semiconductor
	Manufacturing Co.,
	Ltd., ADR	33,960,000

	Thailand - 0.96%
4,648,300	Kasikornbank pcl	27,102,708

	United Kingdom - 13.48%
4,639,098	Capita Group plc	73,606,903
17,852,977	Essar Energy, Ltd. *	36,284,220
2,056,805	GlaxoSmithKline plc	52,690,934
79,029,212	Lloyds Banking Group plc * ..	82,316,836
12,450,000	Standard Life plc	71,837,777
20,737,180	Vodafone Group plc	62,304,224
		379,040,894

	United States - 5.89%
65,250	Amazon.com, Inc. *	19,654,605
305,914	AmerisourceBergen Corp.	17,825,609
879,371	Cadence Design
	Systems, Inc. *	12,821,229
867,962	Cisco Systems, Inc.	22,176,429
268,807	Cognizant Technology
	Solutions Corp., Class A *	19,458,939
16,047	Google, Inc., Class A *	14,243,317
40,464	MasterCard, Inc., Class A	24,707,723
22,719	Priceline.com, Inc. *	19,894,347
230,366	QUALCOMM, Inc.	14,870,126
		165,652,324

	Total common stocks
	(Cost $2,231,555,479)	2,710,107,686

Value
Shares	(note 2)

Preferred stocks - 0.95%

	Brazil - 0.31%
681,500	Itau Unibanco Holding
	S.A.	$8,704,894

	Korea - 0.64%
24,750	Samsung Electronics
	Co., Ltd.	17,999,199

	Total preferred stocks
	(Cost $30,230,671)	26,704,093

Total long-term investments
	(Cost $2,261,786,150)	2,736,811,779

Short-term investment - 3.49%
98,311,815	Fidelity Institutional
	Treasury Portfolio	98,311,815

	Total short-term investment
	(Cost $98,311,815)	98,311,815

Total investments - 100.81%
	(Cost $2,360,097,965)	2,835,123,594

Net other assets and liabilities – (0.81)%		(22,826,576)

Total net assets – 100.00%		$2,812,297,018

*	Non income producing security
ADR	American Depositary Receipts

See notes to financial statements

Henderson Global Funds	Portfolio of investments

International Opportunities Fund
July 31, 2013 (continued)

The Fund held the following open forward foreign currency contracts at July 31, 2013:

			Local		Current	Unrealized
		Value	amount		notional	appreciation/
	Counterparty	date	(000’s	)	value	(depreciation )
Euro (Short)	State Street Bank, London	8/16/13	85,251		$113,419,145	$ (2,773,226)
Euro (Short)	State Street Bank, London	8/16/13	100,000		133,041,105	(3,273,005)
Japanese Yen (Short)	State Street Bank, London	9/6/13	10,012,000		102,275,549	(2,275,549)
Japanese Yen (Short)	State Street Bank, London	9/6/13	8,610,320		87,956,972	(1,956,972)
Japanese Yen (Short)	State Street Bank, London	9/6/13	2,923,260		29,861,968	138,032
Total						$(10,140,720)

During the year ended July 31, 2013, average monthly notional value related to forward foreign currency contracts was $150.1 million or 5.3% of net assets.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

International Opportunities Fund
July 31, 2013 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	13.63%
Pharmaceuticals	4.46
Life & Health Insurance	3.98
Aerospace & Defense	3.83
Data Processing & Outsourced Services	3.71
Automobile Manufacturers	3.43
Semiconductors	3.09
Air Freight & Logistics	3.04
Auto Parts & Equipment	3.02
Diversified Capital Markets	3.01
Application Software	2.72
Semiconductor Equipment	2.65
Human Resource & Employment Services	2.62
Health Care Equipment	2.58
Restaurants	2.45
Hotels, Resorts & Cruise Lines	2.38
Multi-line Insurance	2.35
Electronic Equipment & Instruments	2.23
Wireless Telecommunication Services	2.22
Paper Products	2.16
Airlines	2.16
Internet Software & Services	2.02
Computer & Electronics Retail	2.02
Property & Casualty Insurance	1.73
Marine	1.69
Oil & Gas Exploration & Production	1.64
Construction Materials	1.56
Real Estate Development	1.49
Internet Retail	1.41
Construction & Engineering	1.36
Communications Equipment	1.32
Department Stores	1.28
Industrial Machinery	1.27
Electric Utilities	1.18
Construction & Farm Machinery & Heavy Trucks	1.08
Casinos & Gaming	0.85
IT Consulting & Other Services	0.69
Health Care Distributors	0.63
Trading Companies & Distributors	0.63
Specialized Finance	0.38
Diversified Metals & Mining	0.38
Oil & Gas Drilling	0.36
Soft Drinks	0.29
Real Estate Operating Companies	0.27
Airport Services	0.07
Long-Term Investments	97.32
Short-Term Investment	3.49
Total Investments	100.81
Net Other Assets and Liabilities	(0.81)
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

International Opportunities Fund
July 31, 2013 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Australia	$34,897,518	$—	$—	$34,897,518
Austria	31,846,289	—	—	31,846,289
Brazil	24,124,183	—	—	24,124,183
China	89,780,166	—	—	89,780,166
Denmark	47,652,585	—	—	47,652,585
France	267,861,820	—	—	267,861,820
Germany	306,840,850	—	—	306,840,850
Hong Kong	106,128,456	—	—	106,128,456
India	30,481,278	—	—	30,481,278
Indonesia	20,564,194	—	—	20,564,194
Japan	450,292,049	—	—	450,292,049
Korea	58,733,945	—	—	58,733,945
Mexico	20,637,677	—	—	20,637,677
Netherlands	176,384,959	—	—	176,384,959
Panama	8,517,204	—	—	8,517,204
Russia	7,545,402	—	—	7,545,402
Singapore	39,028,209	—	—	39,028,209
Spain	164,802,156	—	—	164,802,156
Sweden	60,868,498	—	—	60,868,498
Switzerland	157,364,322	—	—	157,364,322
Taiwan	33,960,000	—	—	33,960,000
Thailand	27,102,708	—	—	27,102,708
United Kingdom	379,040,894	—	—	379,040,894
United States	165,652,324	—	—	165,652,324
Total Common Stocks	2,710,107,686	—	—	2,710,107,686
Preferred Stocks
Brazil	8,704,894	—	—	8,704,894
Korea	17,999,199	—	—	17,999,199
Total Preferred Stocks	26,704,093	—	—	26,704,093
Short-Term Investment	98,311,815	—	—	98,311,815
Total Investments	2,835,123,594	—	—	2,835,123,594
Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	138,032	—	138,032
Total Financial Derivative Instruments	$—	$138,032	$—	$138,032
Liabilities
Financial Derivative Instruments*
Forward Foreign Currency Contracts	—	(10,278,752)	—	(10,278,752)
Total Financial Derivative Instruments	$—	$(10,278,752)	$—	$(10,278,752)

*   These investments are recorded at the unrealized gain or loss on the investment.

During the year ended July 31, 2013, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
July 31, 2013

Face amount			Coupon	Maturity	Value (note 2)

Corporate bonds – 83.28%

		France – 1.63%
EUR	550,000	Crown European Holdings S.A.	7.125	8/15/18	$789,701

		Germany – 5.25%
EUR	400,000	Kabel Deutschland Vertrieb und Service GmbH	6.500	6/29/18	570,720
EUR	250,000	Techem Energy Metering Service GmbH & Co. KG	7.875	10/1/20	365,015
USD	500,000	Unitymedia Hessen GmbH & Co. KG (a)	7.500	3/15/19	542,500
USD	1,100,000	Unitymedia Hessen GmbH & Co. KG (a)	5.500	1/15/23	1,075,250
					2,553,485

		Ireland – 3.35%
EUR	595,000	Ardagh Glass Finance plc	8.750	2/1/20	829,157
EUR	50,000	Ardagh Glass Finance plc	9.250	7/1/16	70,061
EUR	500,000	Smurfit Kappa Acquisitions	7.750	11/15/19	729,750
					1,628,968

		Jamaica – 1.53%
USD	710,000	Digicel, Ltd. (a)	8.250	9/1/17	743,725

		Luxembourg – 7.11%
GBP	230,000	Cabot Financial Luxembourg S.A.	10.375	10/1/19	388,375
USD	120,000	ConvaTec Healthcare (a)	10.500	12/15/18	135,600
EUR	400,000	ConvaTec Healthcare	10.875	12/15/18	592,671
USD	465,000	Dufry Finance SCA (a)	5.500	10/15/20	479,022
EUR	200,000	Numericable Finance & Co. SCA	12.375	2/15/19	317,288
EUR	800,000	Telenet Finance Luxembourg SCA	6.375	11/15/20	1,124,944
EUR	100,000	Telenet Finance V Luxembourg SCA (a)	6.250	8/15/22	137,691
EUR	200,000	Wind Acquisition Finance S.A.	11.750	7/15/17	282,699
					3,458,290

		Netherlands – 3.65%
EUR	150,000	Linde Finance B.V.	7.375	7/14/16	228,549
EUR	100,000	TMF Group Holding B.V.	9.875	12/1/19	137,367
EUR	93,000	UPC Holding B.V.	8.375	8/15/20	136,713
USD	150,000	UPCB Finance III, Ltd. (a)	6.625	7/1/20	161,250
EUR	775,000	Ziggo Bond Co. B.V. (a)	8.000	5/15/18	1,108,348
					1,772,227

		Sweden – 1.23%
EUR	417,000	Norcell Sweden Holding 2 AB	10.750	9/29/19	599,680

		United Kingdom – 41.19%
GBP	200,000	Arqiva Broadcast Finance plc	9.500	3/31/20	327,829
GBP	205,000	Arqiva Broadcast Finance plc (a)	9.500	3/31/20	336,025
USD	132,000	AstraZeneca plc	4.000	9/18/42	119,360
EUR	700,000	BAA Funding, Ltd.	4.600	2/15/18	1,050,766
GBP	500,000	Barclays Bank plc	10.000	5/21/21	1,002,373
GBP	150,000	BAT International Finance plc	6.000	6/29/22	277,948
USD	490,000	British Sky Broadcasting Group plc (a) (b)	3.125	11/26/22	461,006
GBP	1,000,000	Daily Mail & General Trust	5.750	12/7/18	1,662,194
GBP	100,000	Daily Mail & General Trust	6.375	6/21/27	158,811
USD	1,000,000	Diageo Capital plc	1.500	5/11/17	996,488
GBP	400,000	F&C Finance plc	9.000	12/20/16	660,841

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
July 31, 2013 (continued)

Face amount			Coupon	Maturity	Value (note 2)

		United Kingdom (continued)
GBP	200,000	Gala Electric Casinos plc	11.500	6/1/19	$329,363
GBP	500,000	Gala Group Finance plc	8.875	9/1/18	821,285
EUR	320,000	Global Switch Holdings, Ltd.	5.500	4/18/18	476,800
USD	200,000	Imperial Tobacco Finance plc (a)	3.500	2/11/23	189,587
EUR	635,903	INEOS Group Holdings S.A.	7.875	2/15/16	857,606
GBP	501,000	ITV plc	5.375	10/19/15	807,715
GBP	100,000	Ladbrokes Group Finance plc	7.625	3/5/17	171,331
GBP	500,000	Legal & General Group plc (c)	6.385	5/2/17	794,853
USD	1,100,000	Lloyds Banking Group plc (a) (c)	6.267	11/14/16	929,500
GBP	250,000	Marks & Spencer plc	4.750	6/12/25	383,131
USD	200,000	Pearson Funding Five plc (a)	3.250	5/8/23	184,934
GBP	150,000	Priory Group No 3 plc	7.000	2/15/18	234,577
EUR	510,000	Rexam plc	6.750	6/29/67	712,402
USD	800,000	Royal Bank of Scotland Group plc (c)	7.640	9/29/17	730,000
USD	1,100,000	Standard Chartered plc (c)	6.409	1/3/17	1,121,863
GBP	50,000	Tesco plc	5.500	12/13/19	87,734
GBP	89,000	Tesco plc	6.125	2/24/22	159,813
GBP	50,000	Tesco plc	5.000	3/24/23	83,265
GBP	50,000	Tesco plc	4.875	3/24/42	72,425
GBP	67,000	Thames Water Utilities Finance, Ltd.	5.375	7/21/25	112,572
GBP	450,000	Towergate Finance plc	8.500	2/15/18	725,636
GBP	100,000	Towergate Finance plc	10.500	2/15/19	160,492
GBP	710,000	Virgin Media Finance plc	8.875	10/15/19	1,188,097
GBP	500,000	William Hill plc	7.125	11/11/16	848,097
USD	595,000	WPP Finance 2010	4.750	11/21/21	619,027
GBP	100,000	WPP 2012 Ltd.	6.000	4/4/17	173,617
					20,029,363

		United States – 18.34%
USD	400,000	CenturyLink, Inc.	5.800	3/15/22	401,000
USD	420,000	CenturyLink, Inc.	7.600	9/15/39	401,100
GBP	300,000	Citigroup, Inc.	4.500	3/3/31	420,490
USD	600,000	HCA Holdings, Inc.	7.750	5/15/21	654,000
USD	300,000	HCA, Inc.	8.000	10/1/18	346,500
EUR	600,000	Infor (US), Inc.	10.000	4/1/19	890,004
USD	950,000	Iron Mountain, Inc.	5.750	8/15/24	902,500
EUR	2,500,000	Lehman Brothers UK Capital Funding
		IV LP (c) (d) (e) (f)	5.750	4/25/14	—
EUR	775,000	Levi Strauss & Co.	7.750	5/15/18	1,103,193
USD	400,000	Mcdonald’ s Corp.	3.625	5/1/43	354,306
USD	220,000	NIKE, Inc.	3.625	5/1/43	195,204
USD	140,000	Regal Entertainment Group	9.125	8/15/18	155,400
USD	160,000	Regal Entertainment Group	5.750	2/1/25	154,400
USD	205,000	Regal Entertainment Group	5.750	6/15/23	200,644
USD	250,000	Reynolds Group Issuer, Inc.	5.750	10/15/20	255,000
USD	400,000	Reynolds Group Issuer, Inc.	9.875	8/15/19	434,000
USD	85,000	SBA Telecommunications, Inc.	5.750	7/15/20	87,337
USD	1,240,000	Service Corp International	7.625	10/1/18	1,429,100
USD	113,000	Taminco Global Chemical Corp. (a) (f)	9.750	3/31/20	127,973
USD	440,000	Wal-Mart Stores, Inc.	4.000	4/11/43	407,543
					8,919,694

		Total corporate bonds
		(Cost $41,513,317)			40,495,133

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
July 31, 2013 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

Foreign government obligation – 2.81%

		United Kingdom – 2.81%
GBP	900,000	United Kingdom Gilt	1.250	7/22/18	$1,368,490

		Total Foreign government obligation
		(Cost $1,389,263)			1,368,490

US government obligations – 5.31%

		United States - 5.31%
USD	1,000,000	United States Treasury Note	3.625	2/15/21	1,106,289
USD	1,500,000	United States Treasury Note	0.875	1/31/18	1,476,328
					2,582,617

		Total US government obligations
		(Cost $2,599,922)			2,582,617

		Total long-term investments
		(Cost $45,502,502)			44,446,240

Shares

Short-term investment - 6.58%
	3,197,012	Fidelity Institutional Treasury Portfolio (b)			3,197,012

		Total short-term investment
		(Cost $3,197,012)			3,197,012

		Total investments - 97.98%
		(Cost $48,699,514)			47,643,252

		Net other assets and liabilities – 2.02%			984,332

		Total net assets – 100.00%			$48,627,584

(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At July 31, 2013, the restricted securities held by the Fund had an aggregate value of $6,612,411, which represented 13.6% of net assets.

(b)	A portion of this security is segregated as collateral for derivative contracts.
(c)	Maturity date is perpetual. Maturity date presented represents the next call date.
(d)	Security is in default.
(e)	Fair valued at July 31, 2013 as determined in good faith using procedures approved by the Board of Trustees.
(f)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
July 31, 2013 (continued)

The Fund held the following open forward foreign currency contracts at July 31, 2013:

	Counterparty	Value date	Local amount (000’s	)	Current notional value	Unrealized appreciation/ (depreciation )
Euro (Short)	Deutsche Bank AG	8/22/13	10,921		$14,530,333	$(200,303)
British Pound (Short)	Deutsche Bank AG	8/16/13	584		887,883	(6,730)
British Pound (Short)	Citibank N.A.	8/22/13	9,708		14,765,826	(129,245)
Total						$(336,278)

During the seven months ended July 31, 2013, average monthly notional value related to forward foreign currency contracts was $9.4 million or 19.4% of net assets.

The Fund held the following open futures contracts at July 31, 2013:

	Number of contracts	Expiration date	Current notional value	Unrealized appreciation/ (depreciation )
German Euro Bund (Long)	8	9/06/13	$1,515,215	$(19,767)
UK Long Gilt Bond (Long)	8	9/26/13	1,371,316	(7,244)
Total				$(27,011)

During the seven months ended July 31, 2013, average notional value related to futures contracts was $1.9 million or 3.9% of net assets.

The Fund held the following credit default swap contracts at July 31, 2013:

Counterparty	Reference entity	Rates received/ (paid	)	Termination date	Implied credit spread	Notional amount (000s	)	Market value	Upfront premiums paid/ (received )	Unrealized appreciation/ (depreciation )
Protection purchased:
J.P. Morgan	Hewlett
Chase Bank, N.A.	Packard Co.	(1.00%	)	9/20/18	1.51%	USD 150		$3,516	$3,639	$(123)
Deutsche	International
Bank AG	Business
	Machines Corp.	(1.00%	)	9/20/18	0.39%	USD 850		(25,848)	(24,458)	(1,390)
J.P. Morgan	Legal &
Chase Bank, N.A.	General
	Group plc	(1.00%	)	6/20/17	1.40%	EUR 450		8,707	40,165	(31,458)
Citibank, N.A.	Portugal Telecom
	International
	Finance BV	(5.00%	)	6/20/18	4.59%	EUR 400		(10,638)	(24,182)	13,544
Protection sold:
J.P. Morgan	ConvaTec
Chase Bank, N.A.	Healthcare	5.00%		12/20/17	4.12%	EUR 50		2,438	(1,637)	4,075
Total								$(21,825)	$(6,473)	$(15,352)

During the seven months ended July 31, 2013, average notional value related to swap contracts was $458,000 or 0.9% of net assets.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
July 31, 2013 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Cable TV	7.73%
Commercial Banks Non-US	6.28
Telecommunication Services	5.49
US Government Obligation	5.31
Containers - Metal/Glass	4.95
Telephone-Integrated	4.09
Publishing-Newspapers	3.75
Finance-Other Services	3.14
Funeral Services & Related Items	2.94
Sovereign	2.81
Medical-Hospitals	2.54
Diversified Banking Institution	2.36
Apparel Manufacturers	2.27
Airport Development & Maintenance	2.16
Gambling (Non-Hotel)	2.09
Beverages - Wine & Spirits	2.05
Commercial Services	1.86
Enterprise Software/Services	1.83
Insurance Brokers	1.82
Chemicals - Diversified	1.76
Television	1.66
Life/Health Insurance	1.64
Disposable Medical Products	1.50
Paper & Related Products	1.50
Consumer Products - Miscellaneous	1.41
Broadcast Services/Programs	1.36
Investment Management & Advising Services	1.36
Advertising Services	1.27
Wire & Cable Products	1.23
Theaters	1.05
Retail-Miscellaneous/Diversified	0.99
Computer Data Security	0.98
Tobacco	0.96
Retail-Discount	0.84
Food-Retail	0.83
Retail-Major Department Store	0.79
Electronic Measurement Instruments	0.75
Retail – Restaurants	0.73
Diversified Operations	0.68
Industrial Gases	0.47
Athletic Footwear	0.40
Multimedia	0.38
Consulting Services	0.36
Commercial Services-Finance	0.29
Chemicals – Other	0.26
Medical – Drugs	0.25
Water	0.23
Finance - Investment Banking & Brokerage	—
Long-Term Investments	91.40
Short-Term Investment	6.58
Total Investments	97.98
Net Other Assets and Liabilities	2.02
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
July 31, 2013 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Corporate Bonds
France	$—	$789,701	$—	$789,701
Germany	—	2,553,485	—	2,553,485
Ireland	—	1,628,968	—	1,628,968
Jamaica	—	743,725	—	743,725
Luxembourg	—	3,458,290	—	3,458,290
Netherlands	—	1,772,227	—	1,772,227
Sweden	—	599,680	—	599,680
United Kingdom	—	20,029,363	—	20,029,363
United States	—	8,919,694	—	8,919,694
Total Corporate Bonds	—	40,495,133	—	40,495,133
Foreign Government Obligation
United Kingdom	—	1,368,490	—	1,368,490
Total Foreign Government Obligation	—	1,368,490	—	1,368,490
US Government Obligations
United States	—	2,582,617	—	2,582,617
Total US Government Obligations	—	2,582,617	—	2,582,617
Short-Term Investment	3,197,012	—	—	3,197,012
Total Investments	3,197,012	44,446,240	—	47,643,252
Financial Derivative Instruments*
Credit Default Swap Contracts	—	17,619	—	17,619
Total Financial Derivative Instruments	$—	$17,619	$—	$17,619

Liabilities
Financial Derivative Instruments*
Credit Default Swap Contracts	—	(32,971)	—	(32,971)
Forward Foreign Currency Contracts	—	(336,278)	—	(336,278)
Futures Contracts	(27,011)	—	—	(27,011)
Total Financial Derivative Instruments	$(27,011)	$(369,249)	$—	$(396,260)

*   These investments are recorded at the unrealized gain or loss on the investment.

During the seven months ended July 31, 2013, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

Strategic Income Fund
July 31, 2013 (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in securities	Balance as of December 31, 2012	Accrued discounts/ premiums	Realized gain/(loss	)	Change in unrealized appreciation (depreciation	)	Purchases	Sales	Transfers in to level 3	Transfers out of level 3	Balance as of July 31, 2013
Corporate Bonds
United States
Lehman Brothers
UK Capital Funding
IV LP	$0	$0	$0		$0		$0	$0	$0	$0	$0
Total	$0	$0	$0		$0		$0	$0	$0	$0	$0

The total net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments held at July 31, 2013 was $0.

The Fund’s management has determined that Lehman Brothers UK Capital Funding IV LP is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. Management has also concluded there is no value for the investment on the basis that the company has filed for bankruptcy, the position is currently in default and is highly subordinated.

See notes to financial statements

Henderson Global Funds	Portfolio of investments

World Select Fund
July 31, 2013

Shares		Value (note 2)

Common stocks - 98.36%

	Australia - 1.49%
36,400	Treasury Wine Estates, Ltd.	$156,065

	Belgium - 3.13%
8,170	KBC Groep N.V.	327,699

	Germany - 3.52%
41,750	Infineon Technologies AG	368,466

	Hong Kong - 3.38%
74,600	AIA Group, Ltd.	353,493

	Japan - 11.12%
5,000	Don Quijote Co., Ltd.	261,975
4,700	Makita Corp.	245,297
3,194	Ryohin Keikaku Co., Ltd.	280,221
8,200	Sumitomo Mitsui Financial
	Group, Inc.	375,621
		1,163,114

	Korea - 1.98%
182	Samsung Electronics
	Co., Ltd.	207,366

	Sweden - 3.34%
23,650	Volvo AB, B Shares	348,683

	Switzerland - 5.24%
2,904	Nestle S.A.	196,748
5,745	Pentair, Ltd.	350,905
		547,653

	United Kingdom - 7.05%
29,175	Centrica plc	173,536
91,000	ITV plc	233,399
317,070	Lloyds Banking
	Group plc *	330,260
		737,195

Shares	Value (note 2)

	United States - 58.11%
4,595	Bed Bath & Beyond, Inc. *	$351,380
3,415	BorgWarner, Inc. *	325,894
6,390	CBS Corp., Class B	337,648
4,560	Citrix Systems, Inc. *	328,411
2,735	Cummins, Inc.	331,455
6,680	eBay, Inc. *	345,289
965	Expedia, Inc.	45,480
8,075	Fortune Brands Home &
	Security, Inc.	333,578
350	Google, Inc., Class A *	310,660
5,880	L Brands, Inc.	327,928
6,480	Microsoft Corp.	206,258
4,690	National Oilwell
	Varco, Inc.	329,097
3,600	Occidental Petroleum
	Corp.	320,580
3,365	Parker Hannifin Corp.	347,537
11,410	Pfizer, Inc.	333,514
3,037	Praxair, Inc.	364,956
298	Priceline.com, Inc. *	260,950
2,340	PVH Corp.	308,389
10,330	The Charles Schwab
	Corp.	228,190
6,765	Walgreen Co.	339,941
		6,077,135

	Total common stocks
	(Cost $8,554,010)	10,286,869

	Total long-term investments
	(Cost $8,554,010)	10,286,869

Short-term investment - 4.67%
488,509	Fidelity Institutional
	Treasury Portfolio	488,509

	Total short-term investment
	(Cost $488,509)	488,509

Total investments - 103.03%
	(Cost $9,042,519)	10,775,378

Net other assets and liabilities – (3.03)%		(316,712)

Total net assets – 100.00%		$10,458,666

*	Non income producing security

See notes to financial statements

Henderson Global Funds	Portfolio of investments

World Select Fund
July 31, 2013 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	9.88%
Industrial Machinery	9.02
Construction & Farm Machinery &
Heavy Trucks	6.50
Internet Software & Services	6.27
Semiconductors	5.51
Broadcasting	5.46
General Merchandise Stores	5.18
Industrial Gases	3.49
Life & Health Insurance	3.38
Home Furnishing Retail	3.36
Drug Retail	3.25
Building Products	3.19
Pharmaceuticals	3.19
Oil & Gas Equipment & Services	3.15
Application Software	3.14
Apparel Retail	3.14
Auto Parts & Equipment	3.12
Integrated Oil & Gas	3.07
Apparel, Accessories & Luxury Goods	2.95
Internet Retail	2.93
Investment Banking & Brokerage	2.18
Systems Software	1.97
Packaged Foods & Meats	1.88
Multi-Utilities	1.66
Distillers & Vintners	1.49
Long-Term Investments	98.36
Short-Term Investment	4.67
Total Investments	103.03
Net Other Assets and Liabilities	(3.03)
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments

World Select Fund
July 31, 2013 (continued)

The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013:

Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Australia	$156,065	$—	$—	$156,065
Belgium	327,699	—	—	327,699
Germany	368,466	—	—	368,466
Hong Kong	353,493	—	—	353,493
Japan	1,163,114	—	—	1,163,114
Korea	207,366	—	—	207,366
Sweden	348,683	—	—	348,683
Switzerland	547,653	—	—	547,653
United Kingdom	737,195	—	—	737,195
United States	6,077,135	—	—	6,077,135
Total Common Stocks	10,286,869	—	—	10,286,869
Short-Term Investment	488,509	—	—	488,509
Total	$10,775,378	$—	$—	$10,775,378

During the year ended July 31, 2013, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Board.

See notes to financial statements

This page intentionally left blank.

Henderson Global Funds	Financial statements

Statements of assets and liabilities
July 31, 2013

		Dividend	Emerging
	All	& Income	Markets
	Asset	Builder	Opportunities
	Fund	Fund	Fund
Assets:
Investments, at fair value
Securities	$38,821,387	$3,496,507	$22,296,002
Affiliated investments, at fair value	1,762,060	—	—
Short-term investment, at fair value	23,229,110	176,084	357,444
Total investments	63,812,557	3,672,591	22,653,446
Cash	—	36,713	8,622
Foreign cash, at value	128,364	49,454	4,465
Cash at broker for open futures contracts	300,815	—	—
Dividends and interest receivable	20,969	13,901	44,582
Receivable for investment securities sold	—	—	251,541
Receivable for fund shares sold	36,643	399,549	275,088
Receivable from investment adviser	—	17,291	4,746
Unrealized appreciation on open futures contracts	434,189	—	—
Unrealized appreciation on forward foreign currency contracts	98,556	—	—
Receivable for credit default swap agreements terminated	—	—	—
Unrealized appreciation on open swap contracts	—	—	—
Credit default swap contracts premiums paid	—	—	—
Prepaid expenses and other assets	12,939	7,812	7,781
Total Assets	64,845,032	4,197,311	23,250,271
Liabilities:
Payable for investment securities purchased	—	339,987	278,505
Payable for fund shares redeemed	134,251	1,205	56,259
Credit default swap contracts premiums received	—	—	—
Unrealized depreciation on open futures contracts	1,497	—	—
Unrealized depreciation on open swap contracts	—	—	—
Unrealized depreciation on forward foreign currency contracts	39,192	—	—
Payable to investment adviser	19,046	—	—
Payable for 12b-1 distribution and service fees	10,430	568	4,686
Accrued expenses and other payables	39,798	37,577	39,635
Total Liabilities	244,214	379,337	379,085
Net assets	$64,600,818	$3,817,974	$22,871,186
Net assets consist of:
Paid-in capital	$61,918,288	$3,546,741	$26,518,654
Accumulated undistributed net investment income (loss)	70,523	104,711	(40,212)
Accumulated net realized gain/(loss) on investments, futures, options contracts, swaps and foreign currency transactions	1,183,605	37,466	(3,197,682)
Net unrealized appreciation of investments, futures, options contracts, swaps and foreign currencies	1,428,402	129,056	(409,574)
	$64,600,818	$3,817,974	$22,871,186

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of assets and liabilities
July 31, 2013 (continued)

European	Global Equity	Global	High Yield	International	Strategic	World
Focus	Income	Technology	Opportunities	Opportunities	Income	Select
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$672,616,244	$1,870,307,208	$340,270,068	$24,408,013	$2,736,811,779	$44,446,240	$10,286,869
—	—	—	—	—
24,108,024	47,651,463	10,973,450	305,899	98,311,815	3,197,012	488,509
696,724,268	1,917,958,671	351,243,518	24,713,912	2,835,123,594	47,643,252	10,775,378
—	—	—	—	—	—	—
136,228	1,731,103	1,067,781	—	6,352,701	17,827	—
—	—	—	—	—	112,167	—
1,021,623	10,248,852	251,826	420,399	3,684,586	848,003	13,195
20,193,534	36,070,996	1,530,085	2,040,575	39,338,362	489,825	44,375
8,976,993	16,013,541	588,459	—	8,066,416	41,575	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	138,032	—	—
—	—	—	—	—	3,963	—
—	—	—	6,586	—	17,619	—
—	—	—	—	—	43,804	—
14,149	29,304	10,664	56,869	38,646	16,298	8,770
727,066,795	1,982,052,467	354,692,333	27,238,341	2,892,742,337	49,234,333	10,841,718

18,140,209	13,343,090	5,231,720	1,389,007	61,898,471	123	290,089
1,249,892	2,228,453	1,114,245	—	3,847,030	31,192	55,155
—	—	—	58,765	—	50,277	—
—	—	—	—	—	27,011	—
—	—	—	—	—	32,971	—
1,404,390	4,046,334	—	—	10,278,752	336,278	—
542,444	1,200,521	287,670	16,056	2,260,165	35,480	366
162,334	627,006	103,369	1,076	695,633	25,601	5,413
273,871	473,040	144,082	39,840	1,465,268	67,816	32,029
21,773,140	21,918,444	6,881,086	1,504,744	80,445,319	606,749	383,052
$705,293,655	$1,960,134,023	$347,811,247	$25,733,597	$2,812,297,018	$48,627,584	$10,458,666

$880,267,036	$1,995,195,469	$284,035,102	$25,801,354	$3,055,916,115	$86,071,137	$10,346,502
2,278,208	1,365,501	(796,393)	79,616	12,677,670	27,186	7,712
(249,365,780)	(165,518,144)	(11,920,822)	35,718	(720,543,285)	(36,037,167)	(1,627,890)
72,114,191	129,091,197	76,493,360	(183,091)	464,246,518	(1,433,572)	1,732,342
$705,293,655	$1,960,134,023	$347,811,247	$25,733,597	$2,812,297,018	$48,627,584	$10,458,666

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of assets and liabilities
July 31, 2013 (continued)

	All Asset Fund	Dividend & Income Builder Fund	Emerging Markets Opportunities Fund
Net assets:
Class A Shares	$12,022,614	$1,891,260	$8,929,919
Class B Shares	N/A	N/A	N/A
Class C Shares	$9,357,022	$463,258	$3,168,523
Class I Shares	$43,221,182	$1,463,456	$10,772,744
Class R Shares	N/A	N/A	N/A
Shares outstanding:
Class A Shares (unlimited number of shares authorized)	1,143,074	165,896	1,052,210
Class B Shares (unlimited number of shares authorized)	N/A	N/A	N/A
Class C Shares (unlimited number of shares authorized)	896,703	40,823	378,617
Class I Shares (unlimited number of shares authorized)	4,099,518	128,489	1,268,213
Class R Shares (unlimited number of shares authorized)	N/A	N/A	N/A
Class A shares:
Net asset value and redemption price per share	$10.52	$11.40	$8.49
Maximum sales charge*	5.75%	5.00%	5.75%
Maximum offering price per share	$11.16	$12.00	$9.01
Class B shares:
Net asset value and offering price per share	N/A	N/A	N/A
Class C share
Net asset value and offering price per share	$10.43	$11.35	$8.37
Class I shares:
Net asset value and offering price per share	$10.54	$11.39	$8.49
Class R shares:
Net asset value and offering price per share	N/A	N/A	N/A
Investments, at cost	$62,879,594	$3,541,637	$23,063,100
Foreign cash, at cost	$124,815	$49,584	$4,491

*	On purchases of $50,000 or more, the sales charge will be reduced.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of assets and liabilities
July 31, 2013 (continued)

European Focus Fund	Global Equity Income Fund	Global Technology Fund	High Yield Opportunities Fund	International Opportunities Fund	Strategic Income Fund	World Select Fund

$317,547,409	$707,252,139	$169,278,704	$1,127,221	$1,467,583,128	$15,655,624	$3,421,773
$17,023,214	N/A	$9,249,397	N/A	$40,022,534	$6,197,830	N/A
$104,206,205	$587,376,495	$71,400,766	$998,506	$424,537,978	$19,483,172	$4,799,348
$266,516,827	$665,505,389	$97,882,380	$23,607,870	$872,973,754	$7,290,958	$2,237,545
N/A	N/A	N/A	N/A	$7,179,624	N/A	N/A

10,862,686	90,105,948	7,291,580	112,907	61,694,837	1,753,891	281,831
613,737	N/A	435,133	N/A	1,786,968	692,748	N/A
3,765,494	75,194,503	3,363,299	100,000	18,953,982	2,192,044	405,203
9,113,017	84,670,513	4,166,077	2,368,974	36,652,129	818,441	183,453
N/A	N/A	N/A	N/A	306,241	N/A	N/A

$29.23	$7.85	$23.22	$9.98	$23.79	$8.93	$12.14
5.75%	5.75%	5.75%	4.75%	5.75%	4.75%	5.75%
$31.01	$8.33	$24.64	$10.48	$25.24	$9.38	$12.88

$27.74	N/A	$21.26	N/A	$22.40	$8.95	N/A

$27.67	$7.81	$21.23	$9.99	$22.40	$8.89	$11.84

$29.25	$7.86	$23.50	$9.97	$23.82	$8.91	$12.20

N/A	N/A	N/A	N/A	$23.44	N/A	N/A
$623,171,860	$1,784,685,908	$274,709,278	$24,903,900	$2,360,097,965	$48,699,514	$9,042,519
$135,844	$1,742,670	$1,102,165	$—	$6,338,308	$17,316	$—

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of operations
For the year ended July 31, 2013

	All Asset Fund		Dividend & Income Builder Fund*	Emerging Markets Opportunities Fund
Investment income:
Dividends	$759,049		$124,045	$506,822
Dividends from affiliated investments	98,891		—	—
Interest	25,178		4,591	—
Foreign taxes withheld	—		(6,871)	(56,256)
Total Investment Income	883,118		121,765	450,566
Expenses:
Investment advisory fees	206,606		18,055	238,880
12b-1 distribution and service fees:
Class A Shares	26,552		799	21,861
Class B Shares	—		—	—
Class C Shares	53,029		1,261	30,416
Class R Shares	—		—	—
Sub-accounting fees:
Class A Shares	8,203		199	11,952
Class B Shares	—		—	—
Class C Shares	2,209		129	3,100
Class I Shares	7,032		868	4,970
Class R Shares	—		—	—
Transfer agent fees:
Class A Shares	2,367		111	2,737
Class B Shares	—		—	—
Class C Shares	736		80	946
Class I Shares	8,055		1,141	2,824
Class R Shares	—		—	—
Deferred offering costs	56,070		60,452	—
Registration and filing fees	38,463		6,188	40,603
Audit fees	37,942		39,349	38,113
Administrative fees	12,947		602	5,987
Legal fees	9,225		1,098	1,899
Custodian fees	7,755		13,744	46,305
Printing and postage fees	5,490		2,110	4,259
Trustees’ fees and expenses	4,095		732	1,933
Compliance officer fees	1,967		277	937
Accounting fees	1,122		16,003	15,385
Organization expense	—		4,507	—
Miscellaneous fees	4,357		5,521	20,337
Total Expenses	494,222		173,226	493,444
Fees waived and/or expenses reimbursed by investment adviser	(104,677)		(145,890)	(73,307)
Net Expenses	389,545		27,336	420,137
Net investment income/(loss)	493,573		94,429	30,429
Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	(190,079	)(a)	37,003	290,535
Distributions from investment companies	42,108		215	—
Futures contracts	1,430,900		—	—
Options contracts	—		—	—
Swap contracts	—		1,936	—
Foreign currency transactions	(72,653)		1,562	(38,454)
Net change in unrealized appreciation/(depreciation) of:
Investments	991,285		132,127 (b)	436,164 (b)
Futures contracts	445,792		—	—
Options contracts	—		—	—
Swap contracts	—		—	—
Translation of other assets and liabilities	93,410		(3,071)	(37,724)
Net Realized and Unrealized Gain/(Loss)	2,740,763		169,772	650,521
Net increase in net assets resulting from operations	$3,234,336		$264,201	$680,950

(a)	Affiliated companies accounted for $(140,087) of the net realized gain/(loss) from investment transactions.
(b)	Includes foreign capital gains tax of $(1,173), $(38,355) and $(564,784) for Dividend Income Builder Fund, Emerging Markets Opportunities Fund and International Opportunities Fund, respectively.
*	Fund commenced operations on August 1, 2012.
**	Fund commenced operations on April 30, 2013.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of operations
(continued)

European Focus Fund	Global Equity Income Fund	Global Technology Fund	High Yield Opportunities Fund **	International Opportunities Fund

$16,058,417	$125,393,346	$5,870,377	$13,175	$59,430,672
—	—	—	—	—
—	409	—	408,042	—
(1,386,384)	(7,353,233)	(109,998)	—	(5,157,638)
14,672,033	118,040,522	5,760,379	421,217	54,273,034

5,620,095	11,796,860	3,267,507	41,917	25,159,668

677,263	1,439,581	405,015	669	3,340,106
184,433	—	95,718	—	441,773
952,331	4,553,140	700,975	2,503	4,148,679
—	—	—	—	34,031

283,370	377,890	147,925	920	1,277,800
30,590	—	14,861	—	76,605
120,925	335,945	76,630	920	582,400
113,590	240,065	64,120	920	375,250
—	—	—	—	9,315

90,436	148,279	44,771	1,196	324,210
6,941	—	2,892	—	14,145
29,653	101,490	19,626	1,196	114,462
42,530	106,435	17,850	1,196	150,155
—	—	—	—	2,289
—	—	—	18,889	—
96,438	200,965	67,984	2,829	128,510
38,113	38,112	38,113	26,000	40,263
142,687	377,820	81,947	1,612	639,066
42,853	103,145	22,436	1,920	212,790
174,790	260,720	55,190	3,810	629,820
86,132	168,135	46,075	1,240	353,530
41,584	92,532	23,877	920	181,190
22,832	60,908	13,107	2,304	102,847
15,711	21,238	15,196	465	15,620
—	—	—	10,389	—
58,324	138,497	39,750	2,705	284,533
8,871,621	20,561,757	5,261,565	124,520	38,639,057
—	—	—	(66,534)	—
8,871,621	20,561,757	5,261,565	57,986	38,639,057
5,800,412	97,478,765	498,814	363,231	15,633,977

41,990,408	68,347,162	16,847,912	74,079	170,751,650
—	—	—	—	—
—	—	—	—	—
(319,726)	—	—	—	(497,016)
—	—	—	506	—
(1,749,086)	3,971,327	(123,939)	(1,370)	(8,579,836)
112,875,741	76,016,223	35,069,079	(189,988)	398,760,912 (b)

—	—	—	—	—
319,726	—	—	—	497,016
—	—	—	6,586	—
(2,547,946)	(1,247,303)	67,407	311	(17,761,717)
150,569,117	147,087,409	51,860,459	(109,876)	543,171,009
$156,369,529	$244,566,174	$52,359,273	$253,355	$558,804,986

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of operations
(continued)

	Strategic Income Fund*
	7 months ended 7/31/2013	12 months ended 12/31/2012	World Select Fund
Investment income:
Dividends	$5,864	$18,067	$288,434
Interest	1,692,865	2,714,561	—
Foreign taxes withheld	—	—	(7,128)
Total Investment Income	1,698,729	2,732,628	281,306
Expenses:
Investment advisory fees	171,081	267,705	101,839
12b-1 distribution and service fees:
Class A Shares	27,251	40,071	13,905
Class B Shares	39,059	74,038	—
Class C Shares	123,230	222,224	58,017
Sub-accounting fees:
Class A Shares	7,420	10,745	4,745
Class B Shares	4,240	7,366	—
Class C Shares	11,980	21,237	4,473
Class I Shares	1,952	1,752	410
Transfer agent fees:
Class A Shares	3,300	5,577	1,718
Class B Shares	1,061	2,261	—
Class C Shares	3,033	5,441	1,525
Class I Shares	945	1,098	454
Registration and filing fees	33,180	56,810	39,893
Printing and postage fees	7,909	24,396	3,030
Audit fees	41,965	34,710	38,117
Administrative fees	7,776	12,208	3,194
Accounting fees	465	7,320	15,263
Legal fees	6,167	3,840	1,019
Trustees’ fees and expenses	1,696	5,592	940
Compliance officer fees	1,703	2,138	486
Custodian fees	26,790	17,345	12,960
Miscellaneous fees	37,417	47,388	3,498
Total Expenses	559,620	871,262	305,486
Fees waived and/or expenses reimbursed by investment adviser	(105,685)	(121,190)	(87,171)
Net Expenses	453,935	750,072	218,315
Net investment income	1,244,794	1,982,556	62,991
Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	571,535	125,239	2,426,389
Futures contracts	(135,638)	235,355	—
Options contracts	(9,386)	(165,906)	—
Swap contracts	(173,463)	20,086	—
Foreign currency transactions	1,233,143	(614,689)	(9,975)
Net change in unrealized appreciation/(depreciation) of:
Investments	(2,174,994)	4,677,561	75,841
Futures contracts	(27,011)	—	—
Swap contracts	(2,346)	(13,006)	—
Translation of other assets and liabilities	(449,467)	(174,912)	31
Net Realized and Unrealized Gain/(Loss)	(1,167,627)	4,089,728	2,492,286
Net increase in net assets resulting from operations	$77,167	$6,072,284	$2,555,277

*	The Strategic Income Fund changed its fiscal year end from December 31 to July 31.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
All Asset Fund

	Year Ended July 31, 2013	Period ended July 31, 2012 *
Net investment income	$493,573	$50,623
Net realized gain/(loss) on investments, distributions from investment companies, futures contracts and foreign currency transactions	1,210,276	(42,307)
Net change in unrealized appreciation/(depreciation) of investments, futures contracts and foreign currency translations	1,530,487	(102,085)
Net increase/(decrease) in net assets resulting from operations	3,234,336	(93,769)

Distributions to shareholders from net investment income:
Class A Shares	(94,424)	—
Class C Shares	(30,321)	—
Class I Shares	(342,009)	—
Total distributions to shareholders from net investment income	(466,754)	—

Distributions to shareholders from net realized gains:
Class A Shares	(16,634)	—
Class C Shares	(6,285)	—
Class I Shares	(52,932)	—
Total distributions to shareholders from net realized gains	(75,851)	—

Increase from Fund share transactions:
Class A Shares	5,709,941	5,683,730
Class C Shares	8,148,340	1,005,845
Class I Shares	12,422,210	29,032,790
Net increase from Fund share transactions:	26,280,491	35,722,365
Net increase in net assets	28,972,222	35,628,596

Net assets:
Beginning of period	35,628,596	—
End of period	$64,600,818	$35,628,596
Accumulated undistributed net investment income	$70,523	$122,985

*	Fund commenced operations on March 30, 2012.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Dividend & Income Builder Fund

Period ended July 31, 2013 *
Net investment income	$94,429
Net realized gain on investments, distributions from investment companies, swap contracts and foreign currency transactions	40,716
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	129,056
Net increase in net assets resulting from operations	264,201

Distributions to shareholders from net investment income:
Class A Shares	(10,916)
Class C Shares	(3,446)
Class I Shares	(40,177)
Total distributions to shareholders from net investment income	(54,539)

Increase from Fund share transactions:
Class A Shares	1,865,786
Class C Shares	450,282
Class I Shares	1,292,244
Net increase from Fund share transactions:	3,608,312
Net increase in net assets	3,817,974

Net assets:
Beginning of period	—
End of period	$3,817,974
Accumulated undistributed net investment income	$104,711

*	Fund commenced operations on August 1, 2012.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Emerging Markets Opportunities Fund

	Year Ended July 31, 2013	Year Ended July 31, 2012
Net investment income/(loss)	$30,429	$(41,865)
Net realized gain/(loss) on investments and foreign currency transactions	252,081	(2,932,066)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	398,440	(1,065,121)
Net increase/(decrease) in net assets resulting from operations	680,950	(4,039,052)

Distributions to shareholders from net investment income:
Class A Shares	(50,326)	(83,851)
Class C Shares	(6,619)	(24,898)
Class I Shares	(106,840)	(88,994)
Total distributions to shareholders from net investment income	(163,785)	(197,743)

Increase/(decrease) from Fund share transactions:
Class A Shares	1,592,717	(5,906,361)
Class C Shares	805,110	1,250,313
Class I Shares	2,915,230	5,326,961
Net increase from Fund share transactions:	5,313,057	670,913
Net increase/(decrease) in net assets	5,830,222	(3,565,882)

Net assets:
Beginning of year	17,040,964	20,606,846
End of year	$22,871,186	$17,040,964
Accumulated undistributed net investment loss	$(40,212)	$(33,071)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
European Focus Fund

	Year Ended July 31, 2013	Year Ended July 31, 2012
Net investment income	$5,800,412	$5,509,740
Net realized gain/(loss) on investments, options contracts and foreign currency transactions	39,921,596	(5,546,056)
Net change in unrealized appreciation/(depreciation) of investments, options contracts and foreign currency translations	110,647,521	(120,111,960)
Net increase/(decrease) in net assets resulting from operations	156,369,529	(120,148,276)

Distributions to shareholders from net investment income:
Class A Shares	(3,862,742)	(12,721,862)
Class B Shares	(77,089)	(1,055,757)
Class C Shares	(655,390)	(4,115,335)
Class I Shares	(2,990,865)	(5,056,593)
Total distributions to shareholders from net investment income	(7,586,086)	(22,949,547)

Increase/(decrease) from Fund share transactions:
Class A Shares	10,265,885	(20,232,625)
Class B Shares	(7,619,811)	(7,474,864)
Class C Shares	(8,815,524)	(14,828,072)
Class I Shares	97,569,948	21,334,266
Net increase/(decrease) from Fund share transactions:	91,400,498	(21,201,295)
Net increase/(decrease) in net assets	240,183,941	(164,299,118)

Net assets:
Beginning of year	465,109,714	629,408,832
End of year	$705,293,655	$465,109,714
Accumulated undistributed net investment income (loss)	$2,278,208	$(728,786)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Global Equity Income Fund

	Year Ended July 31, 2013	Year Ended July 31, 2012
Net investment income	$97,478,765	$71,563,429
Net realized gain/(loss) on investments and foreign currency transactions	72,318,489	(85,365,998)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	74,768,920	29,907,519
Net increase in net assets resulting from operations	244,566,174	16,104,950

Distributions to shareholders from net investment income:
Class A Shares	(37,792,159)	(30,797,395)
Class C Shares	(26,916,004)	(21,569,191)
Class I Shares	(33,218,170)	(19,485,873)
Total distributions to shareholders from net investment income	(97,926,333)	(71,852,459)

Increase from Fund share transactions:
Class A Shares	182,850,123	5,394,507
Class C Shares	179,088,816	20,054,724
Class I Shares	288,439,474	142,343,109
Net increase from Fund share transactions:	650,378,413	167,792,340
Net increase in net assets	797,018,254	112,044,831

Net assets:
Beginning of year	1,163,115,769	1,051,070,938
End of year	$1,960,134,023	$1,163,115,769
Accumulated undistributed net investment income (loss)	$1,365,501	$(2,834,783)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Global Technology Fund

	Year Ended July 31, 2013	Year Ended July 31, 2012
Net investment income/(loss)	$498,814	$(2,778,842)
Net realized gain on investments and foreign currency transactions	16,723,973	16,375,075
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	35,136,486	(30,794,107)
Net increase/(decrease) in net assets resulting from operations	52,359,273	(17,197,874)

Increase/(decrease) from Fund share transactions:
Class A Shares	(14,144,029)	(24,119,142)
Class B Shares	(1,971,719)	(1,470,200)
Class C Shares	(8,905,587)	(5,676,837)
Class I Shares	22,996,125	10,918,238
Net decrease from Fund share transactions:	(2,025,210)	(20,347,941)
Net increase/(decrease) in net assets	50,334,063	(37,545,815)

Net assets:
Beginning of year	297,477,184	335,022,999
End of year	$347,811,247	$297,477,184
Accumulated undistributed net investment loss	$(796,393)	$(1,611,159)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
High Yield Opportunities Fund

Period ended July 31, 2013 *
Net investment income	$363,231
Net realized gain on investments, swap contracts and foreign currency transactions	73,215
Net change in unrealized appreciation/(depreciation) of investments, swap contracts and foreign currency translations	(183,091)
Net increase in net assets resulting from operations	253,355

Distributions to shareholders from net investment income:
Class A Shares	(12,054)
Class C Shares	(9,024)
Class I Shares	(318,923)
Total distributions to shareholders from net investment income	(340,001)

Increase from Fund share transactions:
Class A Shares	1,127,699
Class C Shares	1,000,000
Class I Shares	23,692,544
Net increase from Fund share transactions:	25,820,243
Net increase in net assets	25,733,597

Net assets:
Beginning of period	—
End of period	$25,733,597
Accumulated undistributed net investment income	$79,616

*	Fund commenced operations on April 30, 2013.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
International Opportunities Fund

	Year Ended July 31, 2013	Year Ended July 31, 2012
Net investment income	$15,633,977	$18,854,622
Net realized gain/(loss) on investments, options contracts and foreign currency transactions	161,674,798	(56,533,004)
Net change in unrealized appreciation/(depreciation) of investments, options contracts and foreign currency translations	381,496,211	(359,261,616)
Net increase/(decrease) in net assets resulting from operations	558,804,986	(396,939,998)

Distributions to shareholders from net investment income:
Class A Shares	(9,051,310)	(8,152,193)
Class I Shares	(7,133,469)	(6,959,597)
Class R Shares	(21,816)	(24,972)
Total distributions to shareholders from net investment income	(16,206,595)	(15,136,762)

Increase/(decrease) from Fund share transactions:
Class A Shares	(81,695,905)	(445,329,246)
Class B Shares	(18,077,030)	(20,729,867)
Class C Shares	(79,871,934)	(145,084,044)
Class I Shares	58,283,653	(58,088,592)
Class R Shares	(708,500)	94,728
Net decrease from Fund share transactions:	(122,069,716)	(669,137,021)
Net increase/(decrease) in net assets	420,528,675	(1,081,213,781)

Net assets:
Beginning of year	2,391,768,343	3,472,982,124
End of year	$2,812,297,018	$2,391,768,343
Accumulated undistributed net investment income	$12,677,670	$16,188,583

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
Strategic Income Fund

	Period ended July 31, 2013 *	Year Ended December 31, 2012	Year Ended December 31, 2011
Net investment income	$1,244,794	$1,982,556	$2,511,927
Net realized gain/(loss) on investments, futures contracts, options contracts, swap contracts and foreign currency transactions	1,486,191	(399,915)	(552,328)
Net change in unrealized appreciation/(depreciation) of investments, futures contracts, swap contracts and foreign currency translations	(2,653,818)	4,489,643	(1,907,519)
Net increase in net assets resulting from operations	77,167	6,072,284	52,080

Distributions to shareholders from net investment income:
Class A Shares	(465,226)	(727,166)	(911,392)
Class B Shares	(134,459)	(276,825)	(285,116)
Class C Shares	(428,408)	(842,201)	(852,217)
Class I Shares	(177,910)	(148,305)	(43,932)
Total distributions to shareholders from net investment income	(1,206,003)	(1,994,497)	(2,092,657)

Return of capital:
Class A Shares	—	—	(177,404)
Class B Shares	—	—	(55,499)
Class C Shares	—	—	(165,886)
Class I Shares	—	—	(8,552)
Total return of capital:	—	—	(407,341)

Increase/(decrease) from Fund share transactions:
Class A Shares	(1,525,748)	(963,804)	(10,081,550)
Class B Shares	(627,272)	(1,070,745)	(747,916)
Class C Shares	(2,413,031)	(1,784,747)	(3,698,882)
Class I Shares	3,531,507	1,781,274	2,021,116
Net decrease from Fund share transactions:	(1,034,544)	(2,038,022)	(12,507,232)
Net increase/(decrease) in net assets	(2,163,380)	2,039,765	(14,955,150)

Net assets:
Beginning of period	50,790,964	48,751,199	63,706,349
End of period	$48,627,584	$50,790,964	$48,751,199
Accumulated undistributed net investment income/(loss)	$27,186	$(31,774)	$(124,959)

*	The Strategic Income Fund changed its fiscal year end from December 31 to July 31.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes in net assets
World Select Fund

	Year Ended July 31, 2013	Year Ended July 31, 2012
Net investment income/(loss)	$62,991	$(35,716)
Net realized gain on investments and foreign currency transactions	2,416,414	1,109,479
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	75,872	(1,501,568)
Net increase/(decrease) in net assets resulting from operations	2,555,277	(427,805)

Distributions to shareholders from net investment income:
Class A Shares	(22,827)	—
Class C Shares	(12,169)	—
Class I Shares	(6,529)	—
Total distributions to shareholders from net investment income	(41,525)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	(4,768,810)	(678,567)
Class C Shares	(2,148,421)	(606,367)
Class I Shares	900,413	(6,656)
Net decrease from Fund share transactions:	(6,016,818)	(1,291,590)
Net decrease in net assets	(3,503,066)	(1,719,395)

Net assets:
Beginning of year	13,961,732	15,681,127
End of year	$10,458,666	$13,961,732
Accumulated undistributed net investment income/(loss)	$7,712	$(21,275)

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
All Asset Fund

	Year Ended July 31, 2013	Period ended July 31, 2012 *
Amount
Class A shares:
Sold	$8,842,297	$6,002,209
Issued as reinvestment of dividends	106,782	—
Redeemed	(3,239,138)	(318,479)
Net increase	$5,709,941	$5,683,730
Class C shares:
Sold	$8,715,037	$1,005,845
Issued as reinvestment of dividends	35,786	—
Redeemed	(602,483)	—
Net increase	$8,148,340	$1,005,845
Class I shares:
Sold	$17,659,642	$29,112,241
Issued as reinvestment of dividends	393,440	—
Redeemed	(5,630,872)	(79,451)
Net increase	$12,422,210	$29,032,790
Shares
Class A shares:
Sold	867,856	610,452
Issued as reinvestment of dividends	10,507	—
Redeemed	(313,476)	(32,265)
Net increase	564,887	578,187
Class C shares:
Sold	849,679	102,286
Issued as reinvestment of dividends	3,536	—
Redeemed	(58,798)	—
Net increase	794,417	102,286
Class I shares:
Sold	1,697,899	2,913,463
Issued as reinvestment of dividends	38,671	—
Redeemed	(542,417)	(8,098)
Net increase	1,194,153	2,905,365

*	Fund commenced operations on March 30, 2012.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Dividend & Income Builder Fund

Period ended July 31, 2013 *
Amount
Class A shares:
Sold	$1,973,672
Issued as reinvestment of dividends	8,795
Redeemed	(116,681)
Net increase	$1,865,786
Class C shares:
Sold	$450,951
Issued as reinvestment of dividends	3,197
Redeemed	(3,866)
Net increase	$450,282
Class I shares:
Sold	$6,556,447
Issued as reinvestment of dividends	40,178
Redeemed	(5,304,381)
Net increase	$1,292,244
Shares
Class A shares:
Sold	175,582
Issued as reinvestment of dividends	807
Redeemed	(10,493)
Net increase	165,896
Class C shares:
Sold	40,883
Issued as reinvestment of dividends	296
Redeemed	(356)
Net increase	40,823
Class I shares:
Sold	597,065
Issued as reinvestment of dividends	3,715
Redeemed	(472,291)
Net increase	128,489

*	Fund commenced operations on August 1, 2012.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Emerging Markets Opportunities Fund

	Year ended July 31, 2013	Year ended July 31, 2012
Amount
Class A shares:
Sold	$4,365,417	$5,894,896
Issued as reinvestment of dividends	49,943	83,356
Redeemed	(2,822,643)	(11,884,613)
Net increase/(decrease)	$1,592,717	$(5,906,361)
Class C shares:
Sold	$1,550,330	$1,557,603
Issued as reinvestment of dividends	6,388	24,898
Redeemed	(751,608)	(332,188)
Net increase	$805,110	$1,250,313
Class I shares:
Sold	$13,296,073	$8,037,262
Issued as reinvestment of dividends	104,690	88,994
Redeemed	(10,485,533)	(2,799,295)
Net increase	$2,915,230	$5,326,961
Shares
Class A shares:
Sold	493,674	678,617
Issued as reinvestment of dividends	5,675	11,482
Redeemed	(326,718)	(1,437,081)
Net increase/(decrease)	172,631	(746,982)
Class C shares:
Sold	176,697	187,748
Issued as reinvestment of dividends	733	3,448
Redeemed	(90,932)	(41,768)
Net increase	86,498	149,428
Class I shares:
Sold	1,507,812	941,717
Issued as reinvestment of dividends	11,910	12,241
Redeemed	(1,218,900)	(333,349)
Net increase	300,822	620,609

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
European Focus Fund

	Year ended July 31, 2013	Year ended July 31, 2012
Amount
Class A shares:
Sold	$96,937,012	$96,674,950
Issued as reinvestment of dividends	3,495,075	11,509,356
Redeemed	(90,166,202)	(128,416,931)
Net increase/(decrease)	$10,265,885	$(20,232,625)
Class B shares:
Sold	$218,831	$387,634
Issued as reinvestment of dividends	62,554	885,458
Redeemed	(7,901,196)	(8,747,956)
Net decrease	$(7,619,811)	$(7,474,864)
Class C shares:
Sold	$16,722,655	$15,673,190
Issued as reinvestment of dividends	495,819	3,064,881
Redeemed	(26,033,998)	(33,566,143)
Net decrease	$(8,815,524)	$(14,828,072)
Class I shares:
Sold	$159,421,762	$81,457,024
Issued as reinvestment of dividends	2,060,013	3,173,670
Redeemed	(63,911,827)	(63,296,428)
Net increase	$97,569,948	$21,334,266
Shares
Class A shares:
Sold	3,696,041	3,996,219
Issued as reinvestment of dividends	135,521	549,373
Redeemed	(3,526,993)	(5,435,117)
Net increase/(decrease)	304,569	(889,525)
Class B shares:
Sold	8,714	17,431
Issued as reinvestment of dividends	2,544	44,406
Redeemed	(325,906)	(389,800)
Net decrease	(314,648)	(327,963)
Class C shares:
Sold	679,593	674,482
Issued as reinvestment of dividends	20,213	153,782
Redeemed	(1,075,455)	(1,509,611)
Net decrease	(375,649)	(681,347)
Class I shares:
Sold	6,118,514	3,444,771
Issued as reinvestment of dividends	79,969	151,632
Redeemed	(2,445,172)	(2,684,962)
Net increase	3,753,311	911,441

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Global Equity Income Fund

	Year ended July 31, 2013	Year ended July 31, 2012
Amount
Class A shares:
Sold	$317,859,258	$202,957,252
Issued as reinvestment of dividends	32,882,277	25,108,694
Redeemed	(167,891,412)	(222,671,439)
Net increase	$182,850,123	$5,394,507
Class C shares:
Sold	$225,888,510	$94,723,998
Issued as reinvestment of dividends	20,134,401	14,695,471
Redeemed	(66,934,095)	(89,364,745)
Net increase	$179,088,816	$20,054,724
Class I shares:
Sold	$385,822,562	$225,533,396
Issued as reinvestment of dividends	25,582,449	13,401,383
Redeemed	(122,965,537)	(96,591,670)
Net increase	$288,439,474	$142,343,109
Shares
Class A shares:
Sold	41,847,410	29,136,869
Issued as reinvestment of dividends	4,334,126	3,634,363
Redeemed	(22,263,151)	(32,307,753)
Net increase	23,918,385	463,479
Class C shares:
Sold	29,728,241	13,613,732
Issued as reinvestment of dividends	2,664,089	2,136,658
Redeemed	(8,940,948)	(13,013,872)
Net increase	23,451,382	2,736,518
Class I shares:
Sold	50,592,034	32,412,472
Issued as reinvestment of dividends	3,358,207	1,934,854
Redeemed	(16,248,320)	(13,964,719)
Net increase	37,701,921	20,382,607

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Global Technology Fund

	Year ended July 31, 2013	Year ended July 31, 2012
Amount
Class A shares:
Sold	$49,582,683	$55,789,167
Redeemed	(63,726,712)	(79,908,309)
Net decrease	$(14,144,029)	$(24,119,142)
Class B shares:
Sold	$64,881	$409,911
Redeemed	(2,036,600)	(1,880,111)
Net decrease	$(1,971,719)	$(1,470,200)
Class C shares:
Sold	$8,588,077	$12,239,550
Redeemed	(17,493,664)	(17,916,387)
Net decrease	$(8,905,587)	$(5,676,837)
Class I shares:
Sold	$53,780,464	$39,980,276
Redeemed	(30,784,339)	(29,062,038)
Net increase	$22,996,125	$10,918,238
Shares
Class A shares:
Sold	2,336,620	2,844,623
Redeemed	(3,014,804)	(4,201,131)
Net decrease	(678,184)	(1,356,508)
Class B shares:
Sold	3,345	23,165
Redeemed	(104,592)	(104,706)
Net decrease	(101,247)	(81,541)
Class C shares:
Sold	443,570	679,548
Redeemed	(898,304)	(1,013,156)
Net decrease	(454,734)	(333,608)
Class I shares:
Sold	2,512,271	2,089,534
Redeemed	(1,440,006)	(1,527,146)
Net increase	1,072,265	562,388

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
High Yield Opportunities Fund

Period ended July 31, 2013 *
Amount
Class A shares:
Sold	$1,127,415
Issued as reinvestment of dividends	398
Redeemed	(114)
Net increase	$1,127,699
Class C shares:
Sold	$1,000,000
Net increase	$1,000,000
Class I shares:
Sold	$23,778,693
Issued as reinvestment of dividends	68,766
Redeemed	(154,915)
Net increase	$23,692,544
Shares
Class A shares:
Sold	112,878
Issued as reinvestment of dividends	40
Redeemed	(11)
Net increase	112,907
Class C shares:
Sold	100,000
Net increase	100,000
Class I shares:
Sold	2,377,698
Issued as reinvestment of dividends	6,893
Redeemed	(15,617)
Net increase	2,368,974

*	Fund commenced operations on April 30, 2013.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
International Opportunities Fund

	Year ended July 31, 2013	Year ended July 31, 2012
Amount
Class A shares:
Sold	$275,251,042	$216,540,569
Issued as reinvestment of dividends	8,147,699	7,320,292
Redeemed	(365,094,646)	(669,190,107)
Net decrease	$(81,695,905)	$(445,329,246)
Class B shares:
Sold	$112,237	$153,634
Redeemed	(18,189,267)	(20,883,501)
Net decrease	$(18,077,030)	$(20,729,867)
Class C shares:
Sold	$23,024,033	$24,418,799
Redeemed	(102,895,967)	(169,502,843)
Net decrease	$(79,871,934)	$(145,084,044)
Class I shares:
Sold	$291,900,748	$391,238,384
Issued as reinvestment of dividends	4,735,254	3,555,101
Redeemed	(238,352,349)	(452,882,077)
Net increase/(decrease)	$58,283,653	$(58,088,592)
Class R shares:
Sold	$2,328,347	$2,906,544
Issued as reinvestment of dividends	9,883	11,418
Redeemed	(3,046,730)	(2,823,234)
Net increase/(decrease)	$(708,500)	$94,728
Shares
Class A shares:
Sold	12,653,875	11,289,890
Issued as reinvestment of dividends	384,688	416,399
Redeemed	(17,074,906)	(35,550,456)
Net decrease	(4,036,343)	(23,844,167)
Class B shares:
Sold	5,284	8,536
Redeemed	(908,898)	(1,161,953)
Net decrease	(903,614)	(1,153,417)
Class C shares:
Sold	1,130,119	1,359,110
Redeemed	(5,165,111)	(9,457,781)
Net decrease	(4,034,992)	(8,098,671)
Class I shares:
Sold	13,635,625	20,725,159
Issued as reinvestment of dividends	223,678	202,339
Redeemed	(11,296,233)	(23,362,646)
Net increase/(decrease)	2,563,070	(2,435,148)
Class R shares:
Sold	108,856	153,649
Issued as reinvestment of dividends	472	658
Redeemed	(143,934)	(151,106)
Net increase/(decrease)	(34,606)	3,201

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
Strategic Income Fund

	Period ended July 31, 2013*	Year Ended December 31, 2012	Year Ended December 31, 2011
Amount
Class A shares:
Sold	$4,311,487	$5,603,423	$7,474,651
Issued as reinvestment of dividends	295,530	532,079	775,913
Redeemed	(6,132,765)	(7,099,306)	(18,332,114)
Net decrease	$(1,525,748)	$(963,804)	$(10,081,550)
Class B shares:
Sold	$159,430	$622,043	$653,217
Issued as reinvestment of dividends	94,785	156,511	167,269
Redeemed	(881,487)	(1,849,299)	(1,568,402)
Net decrease	$(627,272)	$(1,070,745)	$(747,916)
Class C shares:
Sold	$1,068,241	$4,068,174	$5,674,086
Issued as reinvestment of dividends	291,254	551,924	640,869
Redeemed	(3,772,526)	(6,404,845)	(10,013,837)
Net decrease	$(2,413,031)	$(1,784,747)	$(3,698,882)
Class I shares:
Sold	$7,892,375	$2,570,614	$2,449,572
Issued as reinvestment of dividends	171,183	148,178	52,451
Redeemed	(4,532,051)	(937,518)	(480,907)
Net increase	$3,531,507	$1,781,274	$2,021,116
Shares
Class A shares:
Sold	472,304	627,594	864,388
Issued as reinvestment of dividends	32,650	60,353	88,698
Redeemed	(681,183)	(809,621)	(2,095,202)
Net decrease	(176,229)	(121,674)	(1,142,116)
Class B shares:
Sold	17,408	71,281	76,605
Issued as reinvestment of dividends	10,460	17,734	19,197
Redeemed	(97,398)	(208,985)	(179,960)
Net decrease	(69,530)	(119,970)	(84,158)
Class C shares:
Sold	118,108	464,519	662,914
Issued as reinvestment of dividends	32,330	62,861	73,694
Redeemed	(418,191)	(730,681)	(1,146,458)
Net decrease	(267,753)	(203,301)	(409,850)
Class I shares:
Sold	874,064	292,845	276,243
Issued as reinvestment of dividends	18,926	16,777	6,187
Redeemed	(503,470)	(105,887)	(57,244)
Net increase	389,520	203,735	225,186

*	The Strategic Income Fund changed its fiscal year end from December 31 to July 31.

See notes to financial statements

Henderson Global Funds	Financial statements

Statements of changes - capital stock activity
World Select Fund

	Year ended July 31, 2013	Year ended July 31, 2012
Amount
Class A shares:
Sold	$246,147	$1,036,385
Issued as reinvestment of dividends	19,084	—
Redeemed	(5,034,041)	(1,714,952)
Net decrease	$(4,768,810)	$(678,567)
Class C shares:
Sold	$30,981	$1,105,052
Issued as reinvestment of dividends	9,938	—
Redeemed	(2,189,340)	(1,711,419)
Net decrease	$(2,148,421)	$(606,367)
Class I shares:
Sold	$1,005,063	$61,107
Issued as reinvestment of dividends	6,529	—
Redeemed	(111,179)	(67,763)
Net increase/(decrease)	$900,413	$(6,656)
Shares
Class A shares:
Sold	23,106	111,206
Issued as reinvestment of dividends	1,824	—
Redeemed	(462,724)	(181,235)
Net decrease	(437,794)	(70,029)
Class C shares:
Sold	2,842	120,900
Issued as reinvestment of dividends	970	—
Redeemed	(195,524)	(182,587)
Net decrease	(191,712)	(61,687)
Class I shares:
Sold	88,289	6,584
Issued as reinvestment of dividends	622	—
Redeemed	(10,403)	(7,115)
Net increase/(decrease)	78,508	(531)

See notes to financial statements

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Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
All Asset Fund
Class A
Year Ended 7/31/2013	$9.93	0.09	0.61	0.70	(0.09)	(0.02)	(0.11)
Period Ended 7/31/2012(a)	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Year Ended 7/31/2013	$9.91	0.02	0.59	0.61	(0.07)	(0.02)	(0.09)
Period Ended 7/31/2012(a)	10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Year Ended 7/31/2013	$9.94	0.11	0.61	0.72	(0.10)	(0.02)	(0.12)
Period Ended 7/31/2012(a)	10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00
Dividend & Income Builder Fund
Class A
Period Ended 7/31/2013(a)	$10.00	0.33	1.33	1.66	(0.26)	0.00	(0.26)
Class C
Period Ended 7/31/2013(a)	$10.00	0.25	1.33	1.58	(0.23)	0.00	(0.23)
Class I
Period Ended 7/31/2013(a)	$10.00	0.46	1.22	1.68	(0.29)	0.00	(0.29)
Emerging Markets Opportunities Fund
Class A
Year Ended 7/31/2013	$7.97	0.01	0.56	0.57	(0.05)	0.00	(0.05)
Year Ended 7/31/2012	9.74	(0.02)	(1.62)	(1.64)	(0.13)	0.00	(0.13)
Period Ended 7/31/2011(a)	10.00	0.00 *	(0.26)	(0.26)	0.00	0.00	0.00
Class C
Year Ended 7/31/2013	$7.89	(0.05)	0.55	0.50	(0.02)	0.00	(0.02)
Year Ended 7/31/2012	9.70	(0.09)	(1.60)	(1.69)	(0.12)	0.00	(0.12)
Period Ended 7/31/2011(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	0.00
Class I
Year Ended 7/31/2013	$7.98	0.03	0.56	0.59	(0.08)	0.00	(0.08)
Year Ended 7/31/2012	9.75	(0.00)*	(1.62)	(1.62)	(0.15)	0.00	(0.15)
Period Ended 7/31/2011(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	0.00

(a)
The All Asset Fund commenced operations on March 30, 2012, the Dividend & Income Builder Fund commenced operations on August 1, 2012 and the Emerging Markets Opportunities Fund commenced operations on December 31, 2010.

(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)
As the Henderson All Asset Fund and Henderson Dividend & Income Builder Fund invest in the shares of other investment companies, the calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the underlying funds in which the Fund invests.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

			Ratios to average net assets:
Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets (e)	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed (e)	Portfolio turnover Rate (d)

$10.52	7.05%	$12,023	0.85%	0.86%	1.10%	37%
9.93	(0.70)	5,740	0.85	0.43	2.13	7

$10.43	6.18%	$9,357	1.60%	0.20%	1.80%	37%
9.91	(0.90)	1,013	1.60	(0.24)	4.49	7

$10.54	7.28%	$43,221	0.60%	1.10%	0.79%	37%
9.94	(0.60)	28,875	0.60	0.52	1.41	7

$11.40	16.79%	$1,891	1.30%	2.98%	7.35%	188%

$11.35	15.94%	$463	2.05%	2.32%	8.17%	188%

$11.39	17.01%	$1,463	1.05%	4.18%	7.11%	188%

$8.49	7.16%	$8,930	1.79%	0.09%	2.15%	126%
7.97	(16.70)	7,011	1.79	(0.25)	2.51	110
9.74	(2.60)	15,841	1.79	0.04	3.97	35

$8.37	6.33%	$3,169	2.54%	(0.60)%	2.87%	126%
7.89	(17.31)	2,305	2.54	(1.08)	3.23	110
9.70	(3.00)	1,384	2.54	(1.06)	4.72	35

$8.49	7.39%	$10,773	1.54%	0.34%	1.80%	126%
7.98	(16.49)	7,724	1.54	(0.06)	2.16	110
9.75	(2.50)	3,382	1.54	0.26)	3.72	35

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
European Focus Fund
Class A
Year Ended 7/31/2013	$22.44	0.26	6.90	7.16	(0.37)	0.00	(0.37)
Year Ended 7/31/2012	29.07	0.30	(5.71)	(5.41)	(1.22)	0.00	(1.22)
Year Ended 7/31/2011	23.90	0.07	5.89	5.96	(0.79)	0.00	(0.79)
Year Ended 7/31/2010	20.32	(0.03)	4.31	4.28	(0.70)	0.00	(0.70)
Year Ended 7/31/2009	28.57	0.26	(6.20)	(5.94)	(0.60)	(1.71)	(2.31)
Class B
Year Ended 7/31/2013	$21.25	0.01	6.58	6.59	(0.10)	0.00	(0.10)
Year Ended 7/31/2012	27.51	0.09	(5.37)	(5.28)	(0.98)	0.00	(0.98)
Year Ended 7/31/2011	22.65	(0.16)	5.62	5.46	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.10	(5.83)	(5.73)	(0.40)	(1.71)	(2.11)
Class C
Year Ended 7/31/2013	$21.25	0.05	6.54	6.59	(0.17)	0.00	(0.17)
Year Ended 7/31/2012	27.50	0.10	(5.37)	(5.27)	(0.98)	0.00	(0.98)
Year Ended 7/31/2011	22.65	(0.15)	5.60	5.45	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.12	(5.85)	(5.73)	(0.40)	(1.71)	(2.11)
Class I
Year Ended 7/31/2013	$22.46	0.40	6.85	7.25	(0.46)	0.00	(0.46)
Year Ended 7/31/2012	29.10	0.39	(5.73)	(5.34)	(1.30)	0.00	(1.30)
Year Ended 7/31/2011	23.92	0.16	5.88	6.04	(0.86)	0.00	(0.86)
Year Ended 7/31/2010	20.34	0.04	4.30	4.34	(0.76)	0.00	(0.76)
Period Ended 7/31/2009(a)	13.35	0.05	6.94	6.99	0.00	0.00	0.00

(a)	The European Focus Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate (d)

N/A		$29.23	32.13%	$317,547	1.50%	1.01%	1.50%	115%
N/A		22.44	(18.32)	236,974	1.53	1.24	1.53	69
N/A		29.07	25.08	332,755	1.54	0.25	1.54	67
0.00	*	23.90	20.97	253,421	1.61	(0.14)	1.61	86
0.00	*	20.32	(14.12)	299,183	1.72	1.52	1.72	51

N/A		$27.74	31.05%	$17,023	2.32%	0.03%	2.32%	115%
N/A		21.25	(18.97)	19,728	2.36	0.38	2.36	69
N/A		27.51	24.18	34,561	2.29	(0.58)	2.29	67
0.00	*	22.65	20.07	31,989	2.36	(0.88)	2.36	86
0.00	*	19.33	(14.75)	31,555	2.47	0.64	2.47	51

N/A		$27.67	31.10%	$104,206	2.27%	0.22%	2.27%	115%
N/A		21.25	(18.94)	88,015	2.32	0.45	2.32	69
N/A		27.50	24.13	132,641	2.29	(0.56)	2.29	67
0.00	*	22.65	20.07	115,197	2.36	(0.88)	2.36	86
0.00	*	19.33	(14.75)	114,401	2.47	0.72	2.47	51

N/A		$29.25	32.54%	$266,517	1.20%	1.55%	1.20%	115%
N/A		22.46	(18.04)	120,392	1.21	1.65	1.21	69
N/A		29.10	25.40	129,452	1.29	0.57	1.29	67
0.00	*	23.92	21.30	73,412	1.36	0.19	1.36	86
0.00		20.34	52.36	8,954	1.60	0.78	1.60	51

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Global Equity Income Fund
Class A
Year Ended 7/31/2013	$7.06	0.50	0.78	1.28	(0.49)	0.00	(0.49)
Year Ended 7/31/2012	7.45	0.48	(0.39)	0.09	(0.48)	0.00	(0.48)
Year Ended 7/31/2011	6.99	0.46	0.51	0.97	(0.51)	0.00	(0.51)
Year Ended 7/31/2010	7.11	0.57	(0.17)	0.40	(0.52)	0.00	(0.52)
Year Ended 7/31/2009	8.85	0.58	(1.77)	(1.19)	(0.55)	0.00	(0.55)
Class C
Year Ended 7/31/2013	$7.03	0.44	0.77	1.21	(0.43)	0.00	(0.43)
Year Ended 7/31/2012	7.42	0.43	(0.39)	0.04	(0.43)	0.00	(0.43)
Year Ended 7/31/2011	6.96	0.40	0.52	0.92	(0.46)	0.00	(0.46)
Year Ended 7/31/2010	7.08	0.52	(0.17)	0.35	(0.47)	0.00	(0.47)
Year Ended 7/31/2009	8.82	0.51	(1.76)	(1.25)	(0.49)	0.00	(0.49)
Class I
Year Ended 7/31/2013	$7.07	0.53	0.77	1.30	(0.51)	0.00	(0.51)
Year Ended 7/31/2012	7.46	0.51	(0.40)	0.11	(0.50)	0.00	(0.50)
Year Ended 7/31/2011	6.99	0.48	0.52	1.00	(0.53)	0.00	(0.53)
Year Ended 7/31/2010	7.12	0.62	(0.21)	0.41	(0.54)	0.00	(0.54)
Period Ended 7/31/2009(a)	6.08	0.32	1.00	1.32	(0.28)	0.00	(0.28)

(a)	The Global Equity Income Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate (d)

N/A		$7.85	18.58%	$707,252	1.22%	6.56%	1.22%	130%
N/A		7.06	1.59	467,318	1.29	6.97	1.29	108
N/A		7.45	14.13	489,400	1.32	6.18	1.32	127
0.00	*	6.99	5.76	351,445	1.36	7.89	1.37	174
0.00	*	7.11	(12.93)	186,248	1.40	8.45	1.50	155

N/A		$7.81	17.65%	$587,376	1.98%	5.85%	1.98%	130%
N/A		7.03	0.82	363,751	2.05	6.21	2.05	108
N/A		7.42	13.35	363,455	2.07	5.36	2.07	127
0.00	*	6.96	5.01	274,571	2.11	7.17	2.12	174
0.00	*	7.08	(13.64)	131,990	2.15	7.40	2.25	155

N/A		$7.86	18.87%	$665,505	0.95%	6.95%	0.95%	130%
N/A		7.07	1.87	332,048	1.01	7.38	1.01	108
N/A		7.46	14.55	198,216	1.07	6.35	1.07	127
0.00		6.99	5.87	92,146	1.11	8.60	1.12	174
0.00		7.12	22.03	9,119	1.15	13.83	1.32	155

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Global Technology Fund
Class A
Year Ended 7/31/2013	$19.69	0.06	3.47	3.53	0.00	0.00	0.00
Year Ended 7/31/2012	20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	0.00
Year Ended 7/31/2011	16.10	(0.08)	4.53	4.45	0.00	0.00	0.00
Year Ended 7/31/2010	13.32	(0.17)	2.95	2.78	0.00	0.00	0.00
Year Ended 7/31/2009	13.88	(0.09)	(0.47)	(0.56)	0.00	0.00	0.00
Class B
Year Ended 7/31/2013	$18.18	(0.10)	3.18	3.08	0.00	0.00	0.00
Year Ended 7/31/2012	19.13	(0.29)	(0.66)	(0.95)	0.00	0.00	0.00
Year Ended 7/31/2011	15.10	(0.22)	4.25	4.03	0.00	0.00	0.00
Year Ended 7/31/2010	12.59	(0.27)	2.78	2.51	0.00	0.00	0.00
Year Ended 7/31/2009	13.22	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00
Class C
Year Ended 7/31/2013	$18.15	(0.09)	3.17	3.08	0.00	0.00	0.00
Year Ended 7/31/2012	19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	0.00
Year Ended 7/31/2011	15.06	(0.22)	4.24	4.02	0.00	0.00	0.00
Year Ended 7/31/2010	12.56	(0.27)	2.77	2.50	0.00	0.00	0.00
Year Ended 7/31/2009	13.19	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00
Class I
Year Ended 7/31/2013	$19.88	0.11	3.51	3.62	0.00	0.00	0.00
Year Ended 7/31/2012	20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	0.00
Year Ended 7/31/2011	16.16	(0.02)	4.54	4.52	0.00	0.00	0.00
Year Ended 7/31/2010	13.34	(0.13)	2.95	2.82	0.00	0.00	0.00
Period Ended 7/31/2009(a)	9.94	(0.03)	3.43	3.40	0.00	0.00	0.00
High Yield Opportunities Fund
Class A
Period Ended 7/31/2013(b)	$10.00	0.15	(0.06)	0.09	(0.11)	0.00	(0.11)
Class C
Period Ended 7/31/2013(b)	$10.00	0.13	(0.05)	0.08	(0.09)	0.00	(0.09)
Class I
Period Ended 7/31/2013(b)	$10.00	0.16	(0.06)	0.10	(0.13)	0.00	(0.13)

(a)	The Global Technology Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(b)	The High Yield Opportunities Fund commenced operations on April 30, 2013.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

					Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate (e)

N/A		$23.22	17.93%	$169,279	1.49%	0.28%	1.49%	83%
N/A		19.69	(4.18)	156,948	1.50	(0.75)	1.50	113
N/A		20.55	27.64	191,623	1.55	(0.42)	1.55	93
0.00	*	16.10	20.87	116,903	1.64	(1.07)	1.64	76
0.00	*	13.32	(4.03)	71,472	1.81	(0.83)	1.81	160

N/A		$21.26	16.94%	$9,249	2.31%	(0.52)%	2.31%	83%
N/A		18.18	(4.97)	9,751	2.36	(1.62)	2.36	113
N/A		19.13	26.69	11,821	2.30	(1.19)	2.30	93
0.00	*	15.10	19.94	9,283	2.39	(1.82)	2.39	76
0.00	*	12.59	(4.77)	5,994	2.56	(1.65)	2.56	160

N/A		$21.23	16.97%	$71,401	2.26%	(0.49)%	2.26%	83%
N/A		18.15	(4.87)	69,286	2.29	(1.54)	2.29	113
N/A		19.08	26.69	79,228	2.30	(1.17)	2.30	93
0.00	*	15.06	19.90	53,793	2.39	(1.82)	2.39	76
0.00	*	12.56	(4.78)	39,330	2.56	(1.61)	2.56	160

N/A		$23.50	18.21%	$97,882	1.22%	0.51%	1.22%	83%
N/A		19.88	(3.87)	61,492	1.23	(0.47)	1.23	113
N/A		20.68	27.97	52,351	1.30	(0.12)	1.30	93
0.00	*	16.16	21.14	18,810	1.39	(0.82)	1.39	76
0.00		13.34	34.21	2,914	1.71	(0.74)	1.71	160

N/A		$9.98	0.92%	$1,127	1.10%	6.07%	2.82%	136%

N/A		$9.99	0.81%	$999	1.85%	5.27%	3.63%	136%

N/A		$9.97	1.06%	$23,608	0.85%	6.27%	1.82%	136%

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
			Net		Dividends	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized
	beginning	income	(loss) on	investment	investment	capital	Total
	of period	(loss) (b)	investments	operations	income	gains	distributions
International Opportunities Fund
Class A
Year Ended 7/31/2013	$19.22	0.14	4.58	4.72	(0.15)	0.00	(0.15)
Year Ended 7/31/2012	21.77	0.15	(2.59)	(2.44)	(0.11)	0.00	(0.11)
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	0.00	(0.14)
Year Ended 7/31/2010	18.87	0.16	0.14	0.30	(0.07)	0.00	(0.07)
Year Ended 7/31/2009	22.11	0.25	(3.20)	(2.95)	(0.20)	(0.09)	(0.29)
Class B
Year Ended 7/31/2013	$18.13	(0.06)	4.33	4.27	0.00	0.00	0.00
Year Ended 7/31/2012	20.58	(0.01)	(2.44)	(2.45)	0.00	0.00	0.00
Year Ended 7/31/2011	18.07	(0.03)	2.54	2.51	0.00	0.00	0.00
Year Ended 7/31/2010	17.92	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	21.00	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Class C
Year Ended 7/31/2013	$18.12	(0.04)	4.32	4.28	0.00	0.00	0.00
Year Ended 7/31/2012	20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	0.00
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	0.00
Year Ended 7/31/2010	17.91	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	20.99	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Class I
Year Ended 7/31/2013	$19.25	0.22	4.57	4.79	(0.22)	0.00	(0.22)
Year Ended 7/31/2012	21.83	0.21	(2.61)	(2.40)	(0.18)	0.00	(0.18)
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	0.00	(0.19)
Year Ended 7/31/2010	18.89	0.22	0.15	0.37	(0.10)	0.00	(0.10)
Period Ended 7/31/2009(a)	13.96	0.11	4.82	4.93	0.00	0.00	0.00
Class R
Year Ended 7/31/2013	$18.93	0.07	4.51	4.58	(0.07)	0.00	(0.07)
Year Ended 7/31/2012	21.50	0.08	(2.58)	(2.50)	(0.07)	0.00	(0.07)
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	0.00	(0.11)
Year Ended 7/31/2010	18.70	0.14	0.12	0.26	(0.08)	0.00	(0.08)
Year Ended 7/31/2009	21.94	0.19	(3.16)	(2.97)	(0.18)	(0.09)	(0.27)

(a)	The International Opportunities Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

					Ratios to average net assets:
							Annualized ratio
					Annualized	Annualized	of operating expenses
					ratio of	ratio of	to average net
		Net asset		Net assets,	operating	net investment	assets without
		value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
Redemption		end of	Total	period	average	to average	expenses	turnover
fees		period	return (c)	(000)	net assets	net assets	reimbursed	rate (d)

N/A		$23.79	24.64%	$1,467,583	1.46%	0.66%	1.46%	129%
N/A		19.22	(11.17)	1,263,648	1.47	0.78	1.47	45
N/A		21.77	14.71	1,950,064	1.44	0.62	1.44	64
0.00	*	19.10	1.59	2,097,217	1.48	0.81	1.48	52
0.00	*	18.87	(12.86)	2,036,371	1.61	1.52	1.61	66

N/A		$22.40	23.55%	$40,023	2.29%	(0.30)%	2.29%	129%
N/A		18.13	(11.90)	48,771	2.32	(0.07)	2.32	45
N/A		20.58	13.89	79,091	2.19	(0.14)	2.19	64
0.00	*	18.07	0.84	84,619	2.23	0.03	2.23	52
0.00	*	17.92	(13.55)	91,697	2.36	0.77	2.36	66

N/A		$22.40	23.62%	$424,538	2.26%	(0.18)%	2.26%	129%
N/A		18.12	(11.87)	416,582	2.29	(0.02)	2.29	45
N/A		20.56	13.84	639,252	2.19	(0.15)	2.19	64
0.00	*	18.06	0.84	706,332	2.23	0.04	2.23	52
0.00	*	17.91	(13.55)	713,020	2.36	0.78	2.36	66

N/A		$23.82	25.00%	$872,974	1.16%	1.04%	1.16%	129%
N/A		19.25	(10.93)	656,313	1.20	1.09	1.20	45
N/A		21.83	14.96	797,316	1.19	0.87	1.19	64
0.00	*	19.16	1.92	555,653	1.23	1.12	1.23	52
0.00	*	18.89	35.32	86,447	1.43	1.98	1.43	66

N/A		$23.44	24.23%	$7,180	1.76%	0.34%	1.76%	129%
N/A		18.93	(11.60)	6,454	1.94	0.42	1.94	45
N/A		21.50	14.45	7,258	1.69	0.44	1.69	64
0.00	*	18.88	1.35	7,288	1.73	0.73	1.73	52
0.00	*	18.70	(13.10)	3,093	1.86	1.18	1.86	66

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
			Net		Dividends	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized	Return
	beginning	income	(loss) on	investment	investment	capital	of	Total
	of period	(loss) (c)	investments	operations	income	gains	capital	distributions
Strategic Income Fund
Class A
Period Ended
7/31/2013(a)	$9.12	0.23	(0.19)	0.04	(0.23)	0.00	0.00	(0.23)
Year Ended 12/31/2012	8.39	0.40	0.73	1.13	(0.40)	0.00	0.00	(0.40)
Year Ended 12/31/2011	8.82	0.44	(0.43)	0.01	(0.37)	0.00	(0.07)	(0.44)
Year Ended 12/31/2010	8.44	0.46	0.38	0.84	(0.33)	0.00	(0.13)	(0.46)
Period Ended
12/31/2009(b)	7.60	0.21	0.83	1.04	0.00	0.00	(0.20)	(0.20)
Year Ended 7/31/2009	9.45	0.63	(1.78)	(1.15)	(0.70)	0.00	0.00	(0.70)
Year Ended 7/31/2008	10.87	0.71	(1.37)	(0.66)	(0.76)	0.00	0.00	(0.76)
Class B
Period Ended
7/31/2013(a)	$9.14	0.19	(0.20)	(0.01)	(0.18)	0.00	0.00	(0.18)
Year Ended 12/31/2012	8.40	0.33	0.74	1.07	(0.33)	0.00	0.00	(0.33)
Year Ended 12/31/2011	8.83	0.38	(0.43)	(0.05)	(0.32)	0.00	(0.06)	(0.38)
Year Ended 12/31/2010	8.46	0.40	0.37	0.77	(0.29)	0.00	(0.11)	(0.40)
Period Ended
12/31/2009(b)	7.61	0.19	0.84	1.03	0.00	0.00	(0.18)	(0.18)
Year Ended 7/31/2009	9.44	0.56	(1.75)	(1.19)	(0.64)	0.00	0.00	(0.64)
Year Ended 7/31/2008	10.84	0.64	(1.36)	(0.72)	(0.68)	0.00	0.00	(0.68)
Class C
Period Ended
7/31/2013(a)	$9.08	0.19	(0.20)	(0.01)	(0.18)	0.00	0.00	(0.18)
Year Ended 12/31/2012	8.35	0.33	0.73	1.06	(0.33)	0.00	0.00	(0.33)
Year Ended 12/31/2011	8.79	0.37	(0.43)	(0.06)	(0.32)	0.00	(0.06)	(0.38)
Year Ended 12/31/2010	8.41	0.40	0.38	0.78	(0.29)	0.00	(0.11)	(0.40)
Period Ended
12/31/2009(b)	7.59	0.19	0.81	1.00	0.00	0.00	(0.18)	(0.18)
Year Ended 7/31/2009	9.45	0.57	(1.79)	(1.22)	(0.64)	0.00	0.00	(0.64)
Year Ended 7/31/2008	10.86	0.64	(1.37)	(0.73)	(0.68)	0.00	0.00	(0.68)
Class I
Period Ended
7/31/2013(a)	$9.10	0.24	(0.19)	0.05	(0.24)	0.00	0.00	(0.24)
Year Ended 12/31/2012	8.37	0.42	0.73	1.15	(0.42)	0.00	0.00	(0.42)
Period Ended
12/31/2011(d)	9.06	0.29	(0.66)	(0.37)	(0.27)	0.00	(0.05)	(0.32)

(a)	Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(b)	Strategic Income Fund changed its fiscal year end from July 31 to December 31 effective December 31, 2009.
(c)	Per share data was calculated using the average shares outstanding during the period.
(d)	Class I commenced operations on April 29, 2011.
(e)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(f)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

					Ratios to average net assets:
							Annualized ratio
					Annualized	Annualized	of operating expenses
					ratio of	ratio of	to average net
		Net asset		Net assets,	operating	net investment	assets without
		value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
Redemption		end of	Total	period	average	to average	expenses	turnover
fees		period	return (e)	(000)	net assets	net assets	reimbursed	rate (f)

N/A		$8.93	0.39%	$15,656	1.10%	4.36%	1.44%	50%
N/A		9.12	13.75	17,596	1.10	4.51	1.34	47
N/A		8.39	0.06	17,210	1.20	5.04	1.51	41
0.00	*	8.82	10.17	28,171	1.30	5.30	1.54	38

0.00	*	8.44	13.82	35,656	1.30	6.19	1.63	11
0.00	*	7.60	(10.71)	28,905	1.30	8.69	1.62	53
0.00	*	9.45	(6.47)	64,687	1.30	6.87	1.45	41

N/A		$8.95	(0.07)%	$6,198	1.85%	3.62%	2.21%	50%
N/A		9.14	12.97	6,963	1.85	3.77	2.12	47
N/A		8.40	(0.69)	7,412	1.94	4.29	2.27	41
0.00	*	8.83	9.21	8,537	2.05	4.55	2.29	38

0.00	*	8.46	13.59	7,824	2.05	5.44	2.38	11
0.00	*	7.61	(11.23)	6,325	2.05	8.02	2.37	53
0.00	*	9.44	(7.00)	5,789	2.05	6.13	2.20	41

N/A		$8.89	(0.06)%	$19,483	1.85%	3.62%	2.20%	50%
N/A		9.08	12.95	22,328	1.85	3.77	2.11	47
N/A		8.35	(0.80)	22,244	1.94	4.29	2.26	41
0.00	*	8.79	9.39	26,997	2.05	4.55	2.29	38

0.00	*	8.41	13.22	30,152	2.05	5.45	2.38	11
0.00	*	7.59	(11.55)	28,513	2.05	7.96	2.37	53
0.00	*	9.45	(7.09)	62,906	2.05	6.17	2.20	41

N/A		$8.91	0.54%	$7,291	0.85%	4.59%	1.16%	50%
N/A		9.10	14.06	3,903	0.85	4.79	1.07	47

N/A		8.37	(4.10)	1,885	0.85	5.16	1.25	41

See notes to financial statements

Henderson Global Funds	Financial highlights

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
			Net		Dividends	Distributions
	Net asset	Net	realized and	Total	from	from net
	value,	investment	unrealized gain	from	net	realized
	beginning	income	(loss) on	investment	investment	capital	Total
	of period	(loss) (b)	investments	operations	income	gains	distributions
World Select Fund
Class A
Year Ended 7/31/2013	$9.90	0.09	2.20	2.29	(0.05)	0.00	(0.05)
Year Ended 7/31/2012	10.14	0.01	(0.25)	(0.24)	0.00	0.00	0.00
Year Ended 7/31/2011	8.71	0.02	1.41	1.43	0.00	0.00	0.00
Year Ended 7/31/2010	7.88	(0.06)	0.89	0.83	0.00	0.00	0.00
Year Ended 7/31/2009	10.00	0.02	(2.10)	(2.08)	(0.04)	0.00	(0.04)
Class C
Year Ended 7/31/2013	$9.71	0.01	2.14	2.15	(0.02)	0.00	(0.02)
Year Ended 7/31/2012	10.02	(0.07)	(0.24)	(0.31)	0.00	0.00	0.00
Year Ended 7/31/2011	8.67	(0.06)	1.41	1.35	0.00	0.00	0.00
Year Ended 7/31/2010	7.90	(0.13)	0.90	0.77	0.00	0.00	0.00
Year Ended 7/31/2009	10.07	(0.03)	(2.13)	(2.16)	(0.01)	0.00	(0.01)
Class I
Year Ended 7/31/2013	$9.94	0.11	2.21	2.32	(0.06)	0.00	(0.06)
Year Ended 7/31/2012	10.16	0.03	(0.25)	(0.22)	0.00	0.00	0.00
Period Ended 7/31/2011(a)	10.50	(0.01)	(0.33)	(0.34)	0.00	0.00	0.00

(a)	The World Select Fund Class I commenced operations on May 31, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights

					Ratios to average net assets:
							Annualized ratio
					Annualized	Annualized	of operating expenses
					ratio of	ratio of	to average net
		Net asset		Net assets,	operating	net investment	assets without
		value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
Redemption		end of	Total	period	average	to average	expenses	turnover
fees		period	return (c)	(000)	net assets	net assets	reimbursed	rate (d)

N/A		$12.14	23.18%	$3,422	1.40%	0.85%	2.10%	97%
N/A		9.90	(2.37)	7,125	1.40	0.06	2.09	83
N/A		10.14	16.42	8,010	1.87	0.16	2.26	63
0.00	*	8.71	10.53	8,479	1.95	(0.71)	2.27	67
0.00	*	7.88	(20.73)	6,329	1.95	0.25	2.74	234

N/A		$11.84	22.19%	$4,799	2.15%	0.05%	2.83%	97%
N/A		9.71	(3.09)	5,794	2.15	(0.70)	2.84	83
N/A		10.02	15.57	6,600	2.62	(0.60)	3.01	63
0.00	*	8.67	9.75	7,079	2.70	(1.46)	3.02	67
0.00	*	7.90	(21.41)	6,988	2.70	(0.37)	3.49	234

N/A		$12.20	23.49%	$2,238	1.15%	0.96%	1.79%	97%
N/A		9.94	(2.17)	1,043	1.15	0.31	1.80	83
N/A		10.16	(3.23)	1,071	1.15	(0.62)	2.01	63

See notes to financial statements

Henderson Global Funds	Notes to financial statements

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among ten series. The Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Opportunities Fund, Henderson Strategic Income Fund and Henderson World Select Fund (formerly Henderson Global Leaders Fund) (collectively, the “Funds”) are included in this report and are each a separate series of the Trust and are diversified. The Henderson Dividend & Income Builder Fund commenced operations on August 1, 2012. The Henderson High Yield Opportunities Fund commenced operations on April 30, 2013.

The Henderson All Asset Fund is a Fund-of-Funds that seeks to achieve its objective by investing in a portfolio of underlying funds (“underlying funds”) which, in turn, may invest in a variety of US and foreign equity, fixed income, money market and derivative instruments. The Fund-of-Funds does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the Fund-of-Funds, within its principal investment strategies, may represent a significant portion of the underlying funds’ net assets. The Fund-of-Funds’ “Portfolio of Investments” lists the underlying funds held as an investment of the Fund-of-Funds as of period end, but does not include the holdings of the underlying funds.

The Funds offer the following share classes:

Share Classes
Fund	A	B	C	I	R
All Asset	X	n/a	X	X	n/a
Dividend &
Income Builder	X	n/a	X	X	n/a
Emerging Markets
Opportunities	X	n/a	X	X	n/a
European Focus	X	X	X	X	n/a
Global Equity Income	X	n/a	X	X	n/a
Global Technology	X	X	X	X	n/a
High Yield
Opportunities	X	n/a	X	X	n/a
International
Opportunities	X	X	X	X	X
Strategic Income	X	X	X	X	n/a
World Select	X	n/a	X	X	n/a

Class A shares generally provide for a front-end sales charge. Class B and C shares provide for a contingent deferred sales charge. Class R and I shares are not subject to a front-end or contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance. The Funds do not accept new or additional investments in Class B shares of the Funds with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Funds. As described in the prospectus, Class B shares of a particular Fund may continue to be exchanged with Class B shares of other Henderson Global Funds.

The Strategic Income Fund changed its fiscal year-end from December 31 to July 31 effective July 31, 2013. Accordingly, the statement of operations, the statement of changes in net assets and the financial highlights for the 2013 fiscal year reflect the seven month period from January 1, 2013 through July 31, 2013.

On June 20, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Liquidation and Termination for Henderson World Select Fund (“the Fund”) pursuant to which the Fund would liquidate on August 30, 2013 through the sale of the Fund’s securities and forced

Henderson Global Funds	Notes to financial statements

redemption of all remaining shareholders. The financial statements for the Fund as of July 31, 2013 are included in the annual report for the Trust and are presented on a going concern basis as management elected to early adopt the provisions of Accounting Standards Update 2013-07 Presentation of Financial Statements (Topic 205): Liquidation Basis of Accounting (“ASU 2013-07”) which preclude investment companies registered with the Securities Exchange Commission from utilizing the liquidation basis of accounting.

Note 2. Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Security valuation

Securities and derivatives traded on a recognized exchange or market are generally valued at the last reported sale price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked price.

Debt securities are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker-dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair market value. Investments in investment companies are valued at its reported net asset value, which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable forward rate.

Swap agreements are valued using independent values provided by independent pricing services when available, otherwise, fair values are estimated on the basis of pricing models that incorporate current market measures for interest rates, currency exchange rates, equity prices and indices, credit spreads, corresponding market volatility levels and other market-based pricing factors.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or their designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Security transactions and investment income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Gains and losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds, which is the same basis used for federal income tax purposes.

Foreign currency translation

Investments in securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not separate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Henderson Global Funds	Notes to financial statements

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Forward foreign currency contracts

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-US dollar denominated investment securities. Alternatively, a Fund may enter into a forward foreign currency contract for speculative purposes of gaining exposure to particular foreign currency markets. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. When applicable, open forward foreign currency contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Futures contracts

The Funds are subject to interest rate risk, equity risk and foreign currency risk in the normal course of pursuing their investment objectives. Accordingly, the Funds may invest in futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies and to gain exposure to equity indices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, a Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the fair value of the underlying asset. The Funds realize a gain or loss upon the expiration or closing of the futures contracts. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures contracts, there is minimal counterparty credit risk to the Funds as futures contracts are exchange-traded and the exchange’s clearinghouse acts as counterparty to all exchange-traded futures transactions. When applicable, open futures contracts outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Options purchased

The Funds may purchase options to create investment exposure consistent with their investment objectives or to hedge or limit exposure of their portfolio holdings. Options are valued daily and unrealized appreciation or depreciation is recorded. The Funds realize a gain or loss upon the expiration or closing of the option transaction. The primary risks of investing in purchased options include the risk of imperfect correlation between the option price and the value of the underlying instrument and the possibility of an illiquid market for the option. Purchased options are generally exchange-traded with limited counterparty risk as settlement is facilitated through a central clearinghouse. When applicable, option contracts purchased by the Funds and contracts outstanding at the end of the period are listed in each Fund’s Portfolio of Investments.

Options written

Certain Funds may write (sell) put and call options on securities or derivative instruments in order to gain exposure to, or protect against, changes in the markets. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written

Henderson Global Funds	Notes to financial statements

is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option.

Written options are subject to substantial risks. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a derivative instrument, security or currency at a price different from current market value. When applicable, written options at the end of the period are listed in each Fund’s Portfolio of Investments.

The number of options contracts written and the premiums received by the Strategic Income Fund during the seven months ended July 31, 2013 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding,
beginning of period	—	$—
Options written
during period	19	9,462
Options closed
during period	(19)	(9,462)
Options outstanding,
end of period	—	—

Swap contracts

The Funds may enter into swap contracts. Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular pre-determined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a pre-determined period of time. The Funds may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract or from unanticipated changes in the value of the swap agreement.

The Funds use credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The Funds’ maximum risk of loss from counterparty credit risk as the protection buyer is limited to the market value, or the current unrealized appreciation/depreciation on the contract plus/minus any upfront premiums paid/received. Alternatively, as the protection seller, the maximum risk of loss is equivalent to the notional or par value of the contract plus/minus any upfront premiums paid/received. At July 31, 2013, notional outstanding for credit protection sold, translated to US dollar amounts, equated to $399,105 and $66,517 for High Yield Opportunities and Strategic Income, respectively. The risk that a counterparty is unable to perform on its obligations in situations when the Funds are in an appreciated position is mitigated by having master netting arrangements between the Funds and their counterparties and, in certain scenarios dictated by the agreements, the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Upfront payments received or paid by the Funds are reflected as a liability or an asset, respectively, on the Statements of Assets and Liabilities. Changes in the value of swap contracts are included in unrealized appreciation/(depreciation) on the Statements of Assets and Liabilities, and periodic payments are reported as Net realized gain (loss) on swap contracts in the Statements of Operations. When applicable, open swap contracts at the end of the period are listed in each Fund’s Portfolio of Investments.

Derivative instruments

The FASB requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments impact the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity’s risk exposure. Further, in January 2013, FASB issued Accounting Standard Update (“ASU”) 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The update clarifies the scope of ASU 2011-11 which requires enhanced disclosures around financial instruments and derivative instruments that are either offset in accordance with US GAAP or are subject to an enforceable master netting arrangement (“MNA”) or similar agreement. The updates

Henderson Global Funds	Notes to financial statements

mandate that entities disclose both gross and net information about such financial instruments and transactions eligible for offset on the Statement of Assets and Liabilities, in addition to required disclosure of collateral received and posted in connection with MNAs or similar agreements. Adoption of the updates has no effect on the Funds’ net assets. Accordingly, the following tables summarize each Fund’s fair value of derivative instruments held at July 31, 2013 and the related location on the accompanying Statements of Assets and Liabilities, presented by primary underlying risk exposure, in addition to supplementary information regarding gross and net values and the impact of any collateral posted for those transactions subject to MNAs. Note that all over-the-counter instruments (forward foreign currency contracts and credit default swap contracts) with Deutsche Bank AG, JPMorgan Chase Bank, N.A. and Citibank N.A. are all subject to MNAs.

All Asset:
	Location on Statement of	Fair
	Assets and Liabilities	value
Assets
Equity risk	Unrealized appreciation on
	open futures contracts	$434,189
Foreign currency	Unrealized appreciation
risk	on forward foreign
	currency contracts	$98,556
Liabilities
Equity risk	Unrealized depreciation on
	open futures contracts	$1,497
Foreign currency	Unrealized depreciation
risk	on forward foreign
	currency contracts	$39,192
European Focus:
	Location on Statement of	Fair
	Assets and Liabilities	value
Liabilities
Foreign currency	Unrealized depreciation on
risk	forward foreign
	currency contracts	$1,404,390
Global Equity Income:
	Location on Statement of	Fair
	Assets and Liabilities	value
Liabilities
Foreign currency	Unrealized depreciation
risk	on forward foreign
	currency contracts	$4,046,334
High Yield Opportunities:
	Location on Statement of	Fair
	Assets and Liabilities	value
Assets
Credit risk	Unrealized appreciation
on open credit default
	swap contracts	$6,586
International Opportunities:
	Location on Statement of	Fair
	Assets and Liabilities	value
Assets
Foreign currency	Unrealized appreciation
risk	on forward foreign
	currency contracts	$138,032
Liabilities
Foreign currency	Unrealized depreciation
risk	on forward foreign
	currency contracts	$10,278,752
Strategic Income:
	Location on Statement of	Fair
	Assets and Liabilities	value
Assets
Credit risk	Unrealized appreciation
on open credit default
	swap contracts	$17,619
Liabilities
Interest rate risk	Unrealized depreciation
	on open futures contracts	$27,011
Credit risk	Unrealized depreciation
on open credit default
	swap contracts	$32,971
Foreign currency	Unrealized depreciation
risk	on forward foreign
	currency contracts	$336,278

Henderson Global Funds	Notes to financial statements

ALL ASSET FUND

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts not subject to a master netting or similar arrangement:
State Street Bank, London*	98,556	–	–	98,556
Total	98,556	–	–	98,556

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Pledged	than 0)
Amounts not subject to a master netting or similar arrangement:
State Street Bank, London*	39,192	–	–	39,192
Total	39,192	–	–	39,192

(a)
Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities. All futures contracts are exchange traded for which their settlement is guaranteed by the clearinghouse and not subject to arrangements with particular counterparties.

*	Forward currency contracts with State Street Bank, London are not subject to a legally enforceable MNA or other similar agreements that provide legally enforceable right of offset.

EUROPEAN FOCUS

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
–	–	–	–	–
Total	–	–	–	–

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Pledged	than 0)
Amounts subject to a master netting or similar arrangement:
Deutsche Bank AG	1,404,390	–	–	1,404,390
Total	1,404,390	–	–	1,404,390

(a)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

Henderson Global Funds	Notes to financial statements

GLOBAL EQUITY INCOME

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
–	–	–	–	–
Total	–	–	–	–

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Pledged	than 0)
Amounts subject to a master netting or similar arrangement:
Deutsche Bank AG	1,148,210	–	–	1,148,210
JPMorgan Chase Bank, N.A.	2,898,124	–	–	2,898,124
Total	4,046,334	–	–	4,046,334

(a)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

HIGH YIELD OPPORTUNITIES

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts subject to a master netting or similar arrangement:
Citibank, N.A.	3,908	–	–	3,908
Deutsche Bank AG	2,678	–	–	2,678
Total	6,586	–	–	6,586

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Pledged	than 0)
–	–	–	–	–
Total	–	–	–	–

(a)
Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities. The gross amounts presented above reflect only unrealized appreciation/(depreciation) on credit default swaps and do not contemplate upfront premiums received or paid.

Henderson Global Funds	Notes to financial statements

INTERNATIONAL OPPORTUNITIES

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts not subject to a master netting or similar arrangement:
State Street Bank, London*	138,032	–	–	138,032
Total	138,032	–	–	138,032

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Pledged	than 0)
Amounts not subject to a master netting or similar arrangement:
State Street Bank, London*	10,278,752	–	–	10,278,752
Total	10,278,752	–	–	10,278,752

(a)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.
*	Forward currency contracts with State Street Bank, London are not subject to a legally enforceable MNA or other similar agreements that provide legally enforceable right of offset.

STRATEGIC INCOME

Gross Amounts not Offset in the Statement of Assets & Liabilities

	Gross Amounts of Assets			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Received	than 0)
Amounts subject to a master netting or similar arrangement:
Citibank, N.A.	13,544	(13,544)	–	–
JPMorgan Chase Bank, N.A.	4,075	(4,075)	–	–
Total	17,619	(17,619)	–	–

	Gross Amounts of Liabilities			Net Amount
	Presented in Statement	Financial	Collateral	(not less
Counterparty	of Assets & Liabilities (a)	Instrument	Pledged	than 0)
Amounts subject to a master netting or similar arrangement:
Citibank, N.A.	129,245	(13,544)	–	115,701
Deutsche Bank AG	208,423	—	–	208,423
JPMorgan Chase Bank, N.A.	31,581	(4,075)	–	27,506
Total	369,249	(17,619)	–	351,630

(a)
Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities. All futures contracts are exchange traded for which their settlement is guaranteed by the clearinghouse and not subject to arrangements with particular counterparties. The gross amounts presented above reflect only unrealized appreciation/(depreciation) on credit default swaps and do not contemplate upfront premiums received or paid.

Henderson Global Funds	Notes to financial statements

Additionally, the amount of gains and losses on derivative instruments recognized in the Funds’ earnings during the period and the related location on the accompanying Statements of Operations is summarized in the following table by primary risk exposure:

All Asset:
	Location on Statement
	of Operations
Realized gain/(loss)
Equity risk	Net realized gain/(loss)
	from futures contracts	$1,519,707
Interest rate	Net realized gain/(loss)
risk	from futures contracts	$(88,807)
Foreign currency	Net realized gain/(loss)
risk	from foreign
	currency transactions	$(48,252)
Change in unrealized appreciation/(depreciation)
Equity risk	Net change in unrealized
	appreciation/(depreciation)
	of futures contracts	$473,308
Interest rate	Net change in unrealized
risk	appreciation/(depreciation)
	of futures contracts	$(27,516)
Foreign currency	Net change in unrealized
risk	appreciation/(depreciation)
	of translation of other
	assets and liabilities	$91,779
Dividend & Income Builder:
	Location on Statement
	of Operations
Realized gain/(loss)
Credit risk	Net realized gain (loss)
	from credit default
	swap contracts	$1,936
European Focus:
	Location on Statement
	of Operations
Realized gain/(loss)
Equity risk	Net realized gain/(loss)
	from option contracts	$(319,726)
Foreign currency	Net realized gain/(loss)
risk	from foreign
	currency transactions	$(1,034,287)
Change in unrealized appreciation/(depreciation)
Equity risk	Net change in unrealized
	appreciation/(depreciation)
	of options contracts	$319,726
Foreign currency	Net change in unrealized
risk	appreciation/(depreciation)
	of translation of other
	assets and liabilities	$(2,531,577)

Global Equity Income:
	Location on Statement
	of Operations
Realized gain/(loss)
Foreign currency	Net realized gain/(loss)
risk	from foreign
	currency transactions	$5,241,490
Change in unrealized appreciation/(depreciation)
Foreign currency	Net change in unrealized
risk	appreciation/(depreciation)
	of translation of other
	assets and liabilities	$(1,183,118)
High Yield Opportunities:
	Location on Statement
	of Operations
Realized gain/(loss)
Credit risk	Net realized gain (loss)
	from credit default
	swap contracts	$506
Change in unrealized appreciation/(depreciation)
Credit risk	Net change in unrealized
	appreciation/(depreciation)
	of credit default
	swap contracts	$6,586
International Opportunities:
	Location on Statement
	of Operations
Realized gain/(loss)
Equity risk	Net realized gain/(loss)
	from option contracts	$(497,016)
Foreign currency	Net realized gain/(loss)
risk	from foreign
	currency transactions	$(5,989,840)
Change in unrealized appreciation/(depreciation)
Equity risk	Net change in unrealized
	appreciation/(depreciation)
	of options contracts	$497,016
Foreign currency	Net change in unrealized
risk	appreciation/(depreciation)
	of translation of other
	assets and liabilities	$(16,366,371)

Henderson Global Funds	Notes to financial statements

Strategic Income (seven months ending July 31, 2013):
	Location on Statement
	of Operations
Realized gain/(loss)
Interest rate risk	Net realized gain/(loss)
	from futures contracts	$(135,638)
Equity risk	Net realized gain (loss)
	from options contracts	$(9,386)
Credit risk	Net realized gain (loss)
	from swap contracts	$(173,463)
Foreign currency	Net realized gain/(loss)
risk	from foreign
	currency transactions	$1,248,147
Change in unrealized appreciation/(depreciation)
Interest rate risk	Net change in unrealized
	appreciation/(depreciation)
	of futures contracts	$(27,011)
Credit risk	Net change in unrealized
	appreciation/(depreciation)
	of swap contracts	$(2,346)
Foreign currency	Net change in unrealized
risk	appreciation/(depreciation)
	of translation of other
	assets and liabilities	$(439,507)
Strategic Income (year ended December 31, 2012):
	Location on Statement
	of Operations
Realized gain (loss)
Interest rate risk	Net realized gain (loss)
	from futures contracts	$377,675
Equity risk	Net realized gain (loss)
	from futures contracts	$(142,320)
Equity risk	Net realized gain (loss)
	from options contracts	$(165,906)
Credit risk	Net realized gain (loss)
	from swap contracts	$20,086
Foreign currency	Net realized gain (loss)
risk	from foreign currency
	transactions	$(614,869)
Change in unrealized appreciation/(depreciation)
Credit risk	Net change in unrealized
	appreciation/(depreciation)
	of swap contracts	$(13,006)
Foreign currency	Net change in unrealized
risk	appreciation/(depreciation)
	of translation of other
	assets and liabilities	$(203,858)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Deferred offering costs

Costs incurred in connection with the offering and initial registration of Dividend & Income Builder and High Yield Opportunities have been deferred in conformity with US GAAP and are being amortized to expense on a straight-line basis over the first twelve months after commencement of operations.

Federal income taxes

The Trust’s policy is that each Fund seeks to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Subchapter M”), that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. No federal income tax provision is required so long as each Fund operates in a manner that complies with the requirements of Subchapter M. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. One of the more prominent changes addresses capital loss carryforwards.

Henderson Global Funds	Notes to financial statements

Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the Act contained several provisions aimed at preserving the character of distributions made by a fiscal year registered investment company (“RIC”) during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Act became effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Losses incurred that will be carried forward under the provisions of the Act are as follows:

Emerging Markets Opportunities
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$2,860,357	$67,296

European Focus
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/18	248,276,050	—

Global Equity Income
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$11,842,447	$—
7/31/16	506,123	—
7/31/17	40,759,829	—
7/31/18	75,631,427	—
7/31/19	38,549,435	—

Global Technology
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/17	2,312,696	—
7/31/18	8,744,622	—

International Opportunities
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/17	40,548,387	—
7/31/18	688,182,842	—

Strategic Income
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$58,763	$—
7/31/14	207,447	—
7/31/15	477,632	—
7/31/16	1,001,344	—
7/31/17	34,174,962	—
7/31/18	336,160	—

World Select
	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited losses	$—	$—
7/31/18	1,620,160	—

Note that the All Asset Fund, Dividend & Income Builder Fund and High Yield Opportunities Fund do not have any capital loss carryforwards to apply against future earnings.

Henderson Global Funds	Notes to financial statements

During the year ended July 31, 2013 the Funds utilized the following capital loss carryforwards:

All Asset	$86,853
Dividend & Income Builder	—
Emerging Markets Opportunities	—
European Focus	9,379,330
Global Equity Income	—
Global Technology	12,315,494
High Yield Opportunities	—
International Opportunities	75,269,012
Strategic Income*	971,714
World Select	2,282,837

*
For seven months ended July 31, 2013. During the seven months ended July 31, 2013, Strategic Income Fund had $341,836 of capital loss carryforward expire. During the year ended December 31, 2012, the Strategic Income Fund utilized no capital loss carryforwards.

At July 31, 2013, the following Funds deferred capital post-October losses and/or late year ordinary losses, which will be recognized on the first day of the following year:

	Ordinary	Capital
	loss	loss
	deferred	deferred
All Asset	$—	$—
Dividend & Income Builder	—	—
Emerging Markets Opportunities	—	131,190
European Focus	—	2,484,450
Global Equity Income	—	—
Global Technology	794,719	—
High Yield Opportunities	—	—
International Opportunities	—	—
Strategic Income	—	—
World Select	—	—

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2013, the Funds reclassified the following amounts between paid-in capital, accumulated undistributed net invested income (loss) and accumulated net realized gain (loss):

		Accumulated
		undistributed	Accumulated
	Paid-in	net investment	net realized
	Capital	income/(loss )	gain/(loss )
All Asset	$(56,070)	$(79,281)	$135,351
Dividend &
Income
Builder	(61,571)	64,821	(3,250)
Emerging
Markets
Opportunities	(149,981)	126,215	23,766
European Focus	(376)	4,792,668	(4,792,292)
Global Equity
Income	(81,632)	4,647,852	(4,566,220)
Global
Technology	(439,892)	315,952	123,940
High Yield
Opportunities	(18,889)	56,386	(37,497)
International
Opportunities	(2,410)	(2,938,295)	2,940,705
Strategic Income	(341,837)	20,169	321,668
World Select	702	7,521	(8,223)

These reclassifications relate to the deductibility of certain expenses, different tax treatments of certain securities, amortization of bond premium, character of realized gains/losses on foreign currency transactions, taxable overdistributions, capital loss carryforward expiration, net operating losses and Passive Foreign Investment Companies (“PFIC”) transactions for tax purposes and had no impact on the net asset value of the Funds.

Henderson Global Funds	Notes to financial statements

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 were as follows:

Year ended	Ordinary	Capital
July 31, 2013	income	gains
All Asset	$542,605	$—
Dividend & Income Builder	54,539	—
Emerging Markets
Opportunities	163,785	—
European Focus	7,586,086	—
Global Equity Income	97,926,333	—
Global Technology	—	—
High Yield Opportunities	340,001	—
International Opportunities	16,206,595	—
Strategic Income*	1,206,003	—
World Select	41,525	—

*	For seven months ended July 31, 2013.

Year ended	Ordinary
July 31, 2012	income
All Asset	—
Emerging Markets Opportunities	$197,743
European Focus	22,949,547
Global Equity Income	71,852,459
Global Technology	—
International Opportunities	15,136,762
Strategic Income*	1,994,497
World Select	—

*
For year ended December 31, 2012. The tax character of distributions paid by the Strategic Income Fund for the year ended December 31, 2011 was ordinary income of $2,092,657 and return of capital of $407,341.

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Undistributed
	ordinary	capital		appreciation
	income	gains/(losses	)	(depreciation )
All Asset	$1,442,738	$392,324		$856,013
Dividend &
Income
Builder	143,672	—		127,694
Emerging
Markets
Opportunities	—	—		(586,430)
European
Focus	3,871,366	—		71,921,219
Global Equity
Income	1,493,762	—		130,747,777
Global
Technology	—	—		75,629,856
High Yield
Opportunities	157,661	—		(220,096)
International
Opportunities	12,685,873	—		472,443,119
Strategic
Income	107,200	—		(1,293,693)
World Select	7,875	—		1,724,612

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses (which are not recognized for tax purposes until the first day of the following fiscal year), tax deferral on wash sales and PFIC transactions.

Note 3. Fair value measurements

Various inputs are used in determining the value of the Funds’ investments. The Funds use a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing

Henderson Global Funds	Notes to financial statements

in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Tables summarizing each Fund’s investments that are measured at fair value by level within the fair value hierarchy at July 31, 2013 have been listed after each Fund’s Portfolio of Investments.

Any transfers between levels are disclosed, effective at the end of the period, in each Fund’s table with the reasons for the transfers disclosed in a note to the table, if applicable.

Note 4. Investment advisory fees and other transactions with affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Funds’ investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and earns a management fee for such services. HGINA earns a fee for its services based on each Fund’s average daily net assets as set forth below.

All Asset		0.40%
Dividend & Income Builder	First $1 billion	0.75%
	Next $1 billion	0.65%
	Over $2 billion	0.55%
Emerging Markets	First $1 billion	1.00%
Opportunities	Next $1 billion	0.90%
	Over $2 billion	0.85%
European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Technology	First $500 million	1.00%
	Next $500 million	0.95%
	Over $1 billion	0.90%
High Yield Opportunities	First $1 billion	0.65%
	Next $1 billion	0.55%
	Over $2 billion	0.50%
International	First $1 billion	1.10%
Opportunities	Next $1 billion	0.95%
	Over $2 billion	0.85%
Strategic Income*	First $1 billion	0.55%
	Next $500 million	0.50%
	Over $1.5 billion	0.45%
World Select	First $500 million	0.80%
	Next $1 billion	0.70%
	Over $1.5 billion	0.65%

*
Based on average daily managed assets of the Fund. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund’s average daily managed assets, HGINA’s fee will be higher if the Fund is leveraged.

HGINA has engaged Henderson Investment Management Limited (“HIML”), also an indirect wholly-owned subsidiary of Henderson Group plc, to act as the investment sub-adviser to the Funds, except for Strategic Income and High Yield Opportunities. Under a separate Sub-Advisory Agreement, the sub-adviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Funds subject to the oversight of the Board and the Adviser. No additional advisory fees are charged to the Funds for the services of the sub-adviser as these fees are paid from the fees earned by HGINA.

Pursuant to a separate contractual Expense Limitation Agreement, HGINA has agreed to waive or limit its investment advisory fee and, if necessary, to reimburse expenses of each Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, as a percentage of average daily net assets as follows:

Henderson Global Funds	Notes to financial statements

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset*	0.85%	N/A	1.60%	0.60%	N/A
Dividend &
Income
Builder	1.30%	N/A	2.05%	1.05%	N/A
Emerging
Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A
European
Focus	2.00%	2.75%	2.75%	1.75%	N/A
Global Equity
Income	1.40%	N/A	2.15%	1.15%	N/A
Global
Technology	2.00%	2.75%	2.75%	1.75%	N/A
High Yield
Opportunities	1.10%	N/A	1.85%	0.85%	N/A
International
Opportunities	2.00%	2.75%	2.75%	1.75%	2.25%
Strategic
Income	1.10%	1.85%	1.85%	0.85%	N/A
World Select	1.40%	N/A	2.15%	1.15%	N/A

*
With respect to investments in affiliate Underlying Funds, HGINA has contractually agreed to reduce or waive the Fund’s management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliate Underlying Fund’s management fee. In addition, HGINA has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund’s average daily net assets.

These agreements will remain in effect through July 31, 2020, except the agreement for All Asset, Dividend & Income Builder and Emerging Markets Opportunities, which are effective through July 31, 2015. Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are incurred at the class level based on activity, asset levels and/or number of accounts and are included in Sub-accounting fees in the Statements of Operations.

At July 31, 2013, HGINA owned the following number of shares in the following Funds:

Shares
All Asset Class A	455
All Asset Class C	454
All Asset Class I	101
Dividend & Income Builder Class A	2,561
Dividend & Income Builder Class C	2,554
Dividend & Income Builder Class I	20,546
High Yield Opportunities Class A	100,000
High Yield Opportunities Class C	100,000
High Yield Opportunities Class I	584,383
Strategic Income Class I	1,234

HGINA is a direct subsidiary of Henderson International Inc. (“HII”). At July 31, 2013, HII owned the following number of shares in the following Funds:

Shares
World Select Class C	5,043
World Select Class I	61,145

Henderson Global Funds	Notes to financial statements

An affiliated entity of a Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. During the year, the All Asset Fund held greater than five percent ownership of the MSIF Multi-Asset Portfolio, although it was not considered an affiliate as of period end. Additionally, certain of the Funds held ownership in other Funds within the Trust. At July 31, 2013, the All Asset Fund held 0.3% of the Henderson Global Technology Fund and 1.5% of the Henderson Strategic Income Fund. Transactions in affiliates during the year ended July 31, 2013 were as follows:

				Change in
			Proceeds	Unrealized	Realized
	Value	Purchases	from	Appreciation/	Gain/	Value	Dividend
Affiliate	7/31/2012	at Cost	Sales	(Depreciation)	(Loss)	7/31/2013	Income
All Asset Fund
Henderson Global
Technology Fund	$639,861	$254,845	$–	$136,995	$–	$1,031,701	$–
Henderson Japan
Focus Fund*	850,717	457,524	1,228,521	60,367	(140,087)	–	65,934
Henderson Strategic
Income Fund	653,737	74,457	–	2,165	–	730,359	32,957
MSIF Multi-Asset
Portfolio**	—	2,317,747	1,763,901	374,000	141,737	786,109	—

*	As of July 31, 2013, the Henderson Japan Focus Fund is no longer an affiliate of the Henderson All Asset Fund. Effective December 28, 2012 the Henderson Japan Focus Fund liquidated.
**	As of July 31, 2013, MSIF Multi-Asset Portfolio is no longer an affiliate of the Henderson All Asset Fund.

The aggregate cost and value of affiliates at July 31, 2013 is $1,666,847 and $1,762,060, respectively. Investments in affiliates represented 2.7% of the total net assets of the All Asset Fund as of July 31, 2013.

Affiliate	Value 7/31/2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ (Loss)	Value 7/31/2013	Dividend Income
International Opportunities Fund
Henderson Money
Market Fund*	$60,977,723	$201,600,654	$262,578,377	$—	$—	$—	$14,339

*
As of July 31, 2013, the Henderson Money Market Fund is no longer an affiliate of the Henderson International Opportunities Fund. The Henderson International Opportunities Fund invested a portion of its un-invested cash in the Henderson Money Market Fund to assist with short-term cash management. Effective December 28, 2012 the Henderson Money Market Fund liquidated.

Note 5. Compensation of trustees and officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to the independent trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the Chief Compliance Officer who performs services directly related to the Trust. This compensation is reflected as Compliance officer fees in the Statements of Operations.

Note 6. Distribution plan

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of the average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Funds and their shareholders.

Henderson Global Funds	Notes to financial statements

Note 7. Investment transactions

Purchases and sales of investment securities, excluding short-term investments and US government securities, for the Funds for the year/period ended July 31, 2013, were as follows:

	Purchases	Sales
All Asset	$31,716,698	$11,796,708
Dividend & Income Builder	7,661,171	4,333,221
Emerging Markets
Opportunities	34,158,457	28,320,417
European Focus	733,080,176	634,370,899
Global Equity Income	2,493,487,166	1,905,344,737
Global Technology	269,601,991	257,913,583
High Yield Opportunities	55,535,198	30,973,375
International
Opportunities	3,194,390,761	3,329,322,279
Strategic Income*	24,393,304	24,359,287
World Select	11,891,656	17,914,478

*
For seven months ended July 31, 2013. Purchases and sales of investment securities, excluding short-term investments and US government securities, for the Strategic Income Fund for the year ended December 31, 2012, were $18,556,711 and $12,909,224, respectively.

The US federal income tax basis of investments excluding foreign currency and forward currency contracts, at July 31, 2013, and the gross unrealized appreciation and depreciation, were as follows:

		Dividend
	All	& Income
	Asset	Builder
Cost	$63,159,400	$3,542,866
Gross unrealized
appreciation	1,347,765	192,802
Gross unrealized
depreciation	(694,608)	(63,077)
Net unrealized
appreciation/
depreciation	653,157	129,725

	Emerging Markets	European
	Opportunities	Focus
Cost	$23,240,620	$624,794,535
Gross unrealized
appreciation	1,545,993	116,831,917
Gross unrealized
depreciation	(2,133,167)	(44,902,184)
Net unrealized
appreciation/
depreciation	(587,174)	71,929,733

	Global Equity	Global
	Income	Technology
Cost	$1,787,100,306	$275,572,782
Gross unrealized
appreciation	173,777,967	82,158,740
Gross unrealized
depreciation	(42,919,602)	(6,488,004)
Net unrealized
appreciation/
depreciation	130,858,365	75,670,736

	High Yield	International
	Opportunities	Opportunities
Cost	$24,933,830	$2,362,050,741
Gross unrealized
appreciation	200,004	575,997,764
Gross unrealized
depreciation	(419,922)	(102,924,911)
Net unrealized
appreciation/
depreciation	(219,918)	473,072,853

	Strategic	World
	Income	Select
Cost	$48,940,290	$9,050,249
Gross unrealized
appreciation	2,494,395	1,812,558
Gross unrealized
depreciation	(3,791,433)	(87,429)
Net unrealized
appreciation/
depreciation	(1,297,038)	1,725,129

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions, different book and tax treatment on certain debt instruments and amortization of premiums reflected as of July 31, 2013.

Note 8. Significant concentrations

The Funds may invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income,

Henderson Global Funds	Notes to financial statements

capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. These risks may be heightened in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets, particularly by the Emerging Markets Opportunities Fund, are often considered speculative. Further, the Funds maintain many of their investments in issuers domiciled in the Eurozone. The private and public sectors’ debt problems of a single Eurozone country may pose significant risks to the Eurozone as a whole. As a result, the Funds may be more susceptible to volatility generated by currency devaluations or other general uncertainties than more geographically diversified funds that do not concentrate in this region of the world.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

The Strategic Income Fund invests primarily in income producing securities with a focus on foreign investment grade debt, which may be subject to the previously described foreign issuer risk. It may also invest in lower quality high yield securities, which is also the principal investment strategy of the High Yield Opportunities Fund. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds”. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in the value of such securities.

Note 9. Borrowing arrangements

The Trust maintains a $100 million credit facility to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the Funds in the Trust. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the year/period ended July 31, 2013, or for the year ended December 31, 2012.

Note 10. Recently issued accounting pronouncements

In June 2013, the FASB issued ASU 2013-08 Financials Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements, which sets forth a new approach for determining whether a public or private company is an Investment Company and sets certain measurement and disclosure requirements for an Investment Company. The amendments are effective for fiscal years beginning on or after December 15, 2013. An entity regulated under the 1940 Act would automatically qualify as an Investment Company for accounting purposes under Topic 946 and thus the Funds’ management believes the release will have no impact to the Funds.

Note 11. Subsequent event

The Henderson World Select Fund (the “Fund”) liquidated on August 30, 2013 through the sale of the Fund’s securities and forced redemption of all remaining shareholders. The Fund’s income distribution requirement was paid on August 27, 2013 to shareholders of record on August 26, 2013. All expenses incurred by the Fund outside of its standard operating expenses in the course of liquidating the Fund were paid for by the Adviser.

Henderson Global Funds	Notes to financial statements

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Henderson Global Funds, comprising the Henderson All Asset Fund, Henderson Dividend & Income Builder Fund, Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Technology Fund, Henderson High Yield Opportunities Fund, Henderson International Opportunities Fund, Henderson Strategic Income Fund, and Henderson World Select Fund (collectively, the Funds), ten of the Funds comprising the Henderson Global Funds, as of July 31, 2013, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, brokers, and transfer agents or by other appropriate auditing procedures where replies from brokers and transfer agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Henderson Global Funds at July 31, 2013, the results of their operations, changes in net assets and their financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 12, 2013

Henderson Global Funds	Other information
(unaudited)

Proxy voting policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2013 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Quarterly portfolio of investments

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Approval of continuation of investment advisory agreements

The Board of Trustees of Henderson Global Funds oversees the management of the Funds and, as required by law, the investment advisory and the sub-advisory agreements for the Funds (the “Advisory Agreements”). In connection with their annual consideration of those agreements for the Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the “Adviser”) and Henderson Investment Management Limited (the “Sub-Adviser”) in response to detailed requests of the Independent Trustees and their independent legal counsel. The Trustees also discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Adviser. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the agreements. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and at that meeting they also met separately in executive session with their counsel.

May 15, 2013 Meeting

At a meeting held on May 15, 2013, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, extent and quality of services

The Independent Trustees noted the various reports and presentations they had received in connection with their evaluation of the nature, extent and quality of services provided under the Advisory Agreements by the Adviser and Sub-Adviser, addressing the services performed by the Adviser and Sub-Adviser, as well as their expertise, resources and capabilities. The Trustees then reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds), taking into account the investment objective(s) and strategy of each Fund and the knowledge they had gained from their regular and special meetings. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the Sub-Adviser, especially the personnel who provide investment management services to the Funds. Management provided an overview of the Adviser and its parent company and reviewed the Adviser’s capabilities, resources and financial condition. Management also reviewed the Adviser’s investment approach for the Funds and the qualifications of the Funds’ respective portfolio management teams. Management then discussed the personnel responsible for performing services for the Funds.

The Trustees considered the methodology the Adviser and the Sub-Adviser use in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and committees of the Board and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

Investment performance and fees

The Independent Trustees noted that a review of investment performance is a key factor in evaluating the nature, extent and quality of services provided under investment management contracts. The Independent Trustees considered,

Henderson Global Funds	Other information
(unaudited)

in particular, the detailed reports and analyses performed and compiled by an independent third party, Lipper Inc. (the “Lipper Report”) that show, for each Fund and for various periods, total return performance data ranked within a performance universe and performance group. In addition, for purposes of their review of the reasonableness of the advisory fees, the Independent Trustees considered the expense rankings and quintiles tables, contractual management fees at common asset levels and at various asset levels, expense ratios and various other fees and expenses data and supporting information contained within the Lipper Report.

The Trustees then reviewed the performance and expenses of each Fund, including comparative and percentile ranking information in the Lipper Report.

•
Henderson All Asset Fund: The Board observed that the Fund’s performance for the year-to-date period ranked in the third quintile of the Fund’s peer group and performance universe and in the fourth quintile of its peer group and performance universe over the one-year period. The Board considered the Fund’s relatively brief period of operation and noted management’s explanation of the Fund’s defensive posture, which is expected to impede the Fund’s performance in “up” markets, but outperform in volatile markets.  The Board also noted that the Fund’s actual management fee ranked in the fourth quintile and that its total expense ratio ranked in the first quintile of its peer group and performance universe.  The Board also took into account the Adviser’s contractual agreement to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund’s average daily assets and that, as a result of such agreement, the actual management fees received by the Adviser were just 0.13%. In addition, the Board considered management’s view that the Fund’s above-median management fee was justified by the Adviser’s approach to asset allocation, differentiation from peers and portfolio manager experience and skill.  The Board noted management’s view that the Fund’s asset allocation approach allows the portfolio managers the flexibility to make strategic and tactical decisions and requires a high level of active management, while many competitor funds use a more traditional approach to asset allocation based on long-term time horizons and predetermined allocations.

•
Henderson Emerging Markets Opportunities Fund: The Board observed that the Fund’s total return was in the third quintile of its peer group for the year-to-date and since inception periods and in the fifth quintile for the one-year period. As compared to its performance universe, the Fund also ranked in the third quintile for the year-to-date period, and the fifth quintile for the one-year period and the fourth quintile for the since inception period. With respect to the Fund’s underperformance, the Board took into account management’s view that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies, but did not perform as expected. The Board also discussed the performance of the various sleeves within the Fund, and which sleeves’ performance had detracted from the overall performance. In addition, the Board considered the relatively brief period since the Fund’s inception and management’s conviction in the stock selection expertise of the Fund’s managers, as well as management’s confidence in the Fund’s performance prospects over the long-term. The Board also noted that the Fund’s actual management fee ranked in the third quintile and that its total expense ratio ranked in the second quintile of its peer group.

•
Henderson European Focus Fund: The Board considered that, although the Fund’s total return for the year-to-date, one-year and three-year periods ranked in the fifth quintile against its peer group, its longer-term performance over the five-year, ten-year, and since inception periods ranked in the first or second quintile of its peer group and performance universe. The Board noted that the Fund’s bottom-up investment approach involves intensive company analysis and fundamental research. The Trustees also considered the perceived uniqueness of the Fund relative to its competitors, noting, for instance, that the Fund’s holdings are consistently differentiated from its peers and with a much higher small- and mid-cap allocation, all of which requires a more rigorous research effort than for large-cap stocks.

•
Henderson Global Equity Income Fund: The Board observed that the Fund’s total return for the one-year, five-year and since inception periods ranked in the first or second quintile of its performance universe and underperformed for the year-to-date period. The Board also observed that the Fund’s total return for the one-year and five-year periods ranked in the first and second quintile, respectfully, of its peer universe, though the Fund had underperformed its peer universe for the year-to-date and three-year periods. With respect to the Fund’s fees and expenses, the Board noted that the Fund’s actual management fee was in the fifth quintile as compared to its peer group and the universe, but that the total expense ratio was competitive within its peer group.

•
Henderson Global Technology Fund: The Board considered that the Fund’s performance for the year-to-date period ranked in the fifth quintile of the Fund’s peer group and in the fourth quintile of its peer group for performance over the one-year and three-year periods. The Board also observed that the Fund’s performance for the

Henderson Global Funds	Other information
(unaudited)

one-year and three-year periods ranked in the third quintile of the Fund’s performance universe, and it ranked in the first or second quintile for the five-year, ten-year and since inception periods. The Board also noted that the Fund had outperformed its benchmark, the MSCI AC World IT Index. In assessing the Fund’s above-median actual management fee and total expense ratio as compared to its peer group, the Board noted management’s discussion of the Fund’s investment process, perceived uniqueness and relative performance. The Board considered that the Fund’s fundamental bottom-up investment process and thematic approach requires in-depth company and industry analysis. The Board also noted that the Fund’s performance ranked in the first or second quintile of its performance universe for the five-year, ten-year and since inception periods. The Board also considered that the Fund is differentiated relative to other technology funds.

•
Henderson International Opportunities Fund: The Board considered the Fund’s strong longer-term track record for performance relative to its peer group and performance universe. In particular, the Board observed that the Fund’s total return ranked in the first quintile of its peer group since inception, in the second quintile for the ten-year and five-year periods, in the fourth quintile for the three-year period and in the fifth quintile for the one-year period. The Board raised various questions with management concerning the Fund’s performance relative to its peer group and universe for the year-to-date, one-year and three-year periods and its above median total expense ratio. The Board considered management’s discussion of the negative impact of certain sleeves within the Fund on the overall Fund’s performance.The Board considered that the Fund’s multi-manager, “best ideas” approach entails an extensive level of investment research and portfolio management resources. The Board then considered the distinctive features of the Fund relative to its peers, noting, in this regard, that the Fund’s “best ideas” approach results in a concentrated portfolio of 60 to 70 high conviction holdings, while the average international stock fund holds over 300 stocks. In addition, the Board observed information from management suggesting that the Fund’s holdings are differentiated from its competition. Finally, in evaluating the reasonableness of the Fund’s management fees, the Board reviewed the Fund’s actual management fee and total expense ratio in comparison to its peer group and took into account the Fund’s investment process as well as the Fund’s long-term investment performance. In this connection, the Board noted that, in addition to the peer group performance, the Fund has outperformed its MSCI EAFE benchmark since inception.

•
Henderson Strategic Income Fund: The Board considered the Fund’s performance in light of the particular management style involved, with performance ranking in the second quintile of its peer group for the year-to-date and one-year periods and in the fourth quintile for the three-year, five-year and since inception periods, noting the improvement in performance following the change in portfolio managers. The Board also observed that the Fund’s performance ranked in the second quintile of its performance universe for the one-year period, an improvement from its longer-term ranking. The Board noted, in this regard, management’s view that, as a result of its investment program, the Fund traditionally underperforms in “risk-off” markets due to its larger weighting in high yield securities relative to its Lipper peers. In assessing the Fund’s actual management fee and total expenses, the Board observed that the Fund’s actual management fee was in the first quintile of its peer group and performance universe and that the total expense ratio was competitive in comparison to its peer group. The Board took into account that the Fund’s investment process encompasses active asset allocation among fixed income sectors and individual security selection driven by bottom-up credit research. The Board also considered that, in addition to the Fund’s portfolio managers, the Fund leverages the research and expertise of Henderson’s wider fixed income team.

•
Henderson World Select Fund: The Board noted that the Fund’s performance for the year-to-date, one-year, three-year, five-year and since inception periods ranked in the fourth or fifth quintile of its peer group and its performance universe.  With respect to fees and expenses, the Board observed that the Fund’s actual management fee and total expense ratio were below the median of its peer group. The Board raised several questions concerning the investment performance of the Fund. The Board considered that the Fund employs a rigorous investment process that involves a multi-factor growth and valuation-based screening practice, in addition to proprietary fundamental research, to construct a concentrated portfolio of 30-40 stocks. Management noted that the Fund’s current portfolio manager only recently took over management of the portfolio in June 2012.

The Trustees next reviewed the management fees of the Adviser and the Sub-Adviser for certain affiliated funds. Although in some instances the fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser and the Sub-Adviser perform significant additional services for the Funds that they generally do not provide to other funds.

Costs of services provided and the profits realized by Henderson and its affiliates from their relationships with the funds

In considering the reasonableness of investment management fees, the Independent Trustees also considered the expected profitability of Henderson and its affiliates in connection with Henderson providing investment management services to the Funds.

Henderson Global Funds	Other information
(unaudited)

The Trustees also reviewed the financial information related to the Adviser’s parent company and its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital.

Economies of scale

The Independent Trustees then considered the economies of scale that might be realized by the Adviser as a Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this connection, it was observed that the fee schedules for each Fund, with the exception of the All Asset Fund, include various pre-established “breakpoints” in investment management service fees that are triggered as a Fund’s net asset level increases. The Independent Trustees observed that each Fund (with the exception of Henderson All Asset Fund) has remaining breakpoints that have not yet been reached. The Independent Trustees noted that based on the receipt of information showing the breakpoints, they were comfortable that such breakpoints satisfactorily provide for sharing economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow. With respect to the All Asset Fund, while the Fund’s fee schedule does not include breakpoints, the Independent Trustees considered that an appropriately structured total expense limitation can provide an acceptable sharing of economies of scale to substitute for a breakpoint in the advisory fee. In this regard, the Independent Trustees took into account the Adviser’s expense limitation agreement with respect to the All Asset Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Fund and/or other clients.

June 20, 2013 Meeting

At a meeting held on June 20, 2013, it was noted that the Board had met previously in-person on May 15, 2013 to review annual approval related materials. The representatives of the Adviser indicated that there had not been any material changes to the information that had been provided for the May 15, 2013 meeting.

Based on their evaluation of the information provided by the Adviser and the Sub-Adviser and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the Sub-Adviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. In making that determination, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered paramount or dispositive and each Trustee may have weighed the information differently.

Nature, extent and quality of services

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser, taking into account the investment objective and strategy of each Fund and the knowledge they had gained from their May 15, 2013 and June 20, 2013 meetings and their regular meetings with management on at least a quarterly basis. The Trustees concluded that the nature and extent of the services provided to each Fund by the Adviser and the Sub-Adviser (in the case of Sub-Advised Funds) were appropriate and consistent with the terms of the respective Advisory Agreements, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the Sub-Adviser had sufficient personnel with the appropriate education and experience to serve the Funds effectively, and had demonstrated their continuing ability to attract and retain well-qualified personnel.

Performance and fees

The Trustees considered the Funds’ investment performance over various time periods in comparison to information for other comparable funds as provided by Lipper. They concluded that the performance of each Fund met or exceeded acceptable levels and that each Fund and its shareholders were benefiting from the current management of the Fund. The Trustees examined information on the fees and other expenses paid by each Fund in comparison to information for other comparable funds as provided by Lipper. The Trustees also reviewed the management fees of the Adviser and the Sub-Adviser for certain affiliated funds. The Trustees reviewed information on the profitability of (or loss) to the Adviser and its affiliates of their relationships with each Fund and concluded that the Adviser’s profitability level with

Henderson Global Funds	Other information
(unaudited)

respect to each Fund in relation to the services rendered was not unreasonable. Finally, the Trustees considered the financial condition of the Adviser and the Sub-Adviser, which they found to be sound. The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser, as well as the fees paid by the Adviser to the Sub-Adviser, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser and the Sub-Adviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser and the Sub-Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of the Funds was reasonable and, that those rates of fees are expected to reflect a sharing between the Adviser and the Funds of economies of scale.

Other benefits to the adviser

The Trustees also considered benefits that accrue to the Adviser and the Sub-Adviser from their relationship with the Fund and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Funds and/or other clients. The Trustees concluded that the use by the Adviser and the Sub-Adviser of commissions paid by the Funds to obtain research products and services was consistent with regulatory requirements and likely benefits the Funds.

After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory and sub-advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund’s fiscal year, July 31. However, under Section 19(a) of the Investment Company Act of 1940, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on US Generally Accepted Accounting Principles (“GAAP”) and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. For federal income tax purposes, the Funds will send you a Form 1099-DIV for each calendar year that will tell you how to report these distributions.

The Funds are making the following disclosures pursuant to Section 19(a).

During the seven-month period ended July 31, 2013, Strategic Income paid the following distribution, in part from sources other than accumulated undistributed net income as measured at the time of payment. No other Funds paid distributions from sources other than accumulated undistributed net income, other than those previously disclosed in the Funds’ January 31, 2013 Semi-Annual Report to Shareholders.

Strategic Income
				% from
				accumulated	% from	% from
Ex and	Record			undistributed	accumulated	paid-in
Pay Date	Date	Amount		net income	realized gains	capital
1/30/13	1/29/13	Class A:	$0.030351	91.7%	0.0%	8.3%
		Class B:	$0.023492	91.7%	0.0%	8.3%
		Class C:	$0.023656	91.7%	0.0%	8.3%
		Class I:	$0.032404	91.7%	0.0%	8.3%

Henderson Global Funds	Other information
(unaudited)

All other monthly distributions paid by Strategic Income were paid exclusively from accumulated undistributed net income. Approximately 8.3% or $12,872 of the $155,000 January 2013 distribution was from paid-in capital.

Federal tax information

Certain tax information for the Funds is required to be provided to shareholders based on the Funds’ income and distributions for the taxable year ending July 31, 2013. In February 2014, shareholders will receive Form 1099-DIV, which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

For corporate shareholders, ordinary income dividends qualified for the dividends received deduction during the year ended July 31, 2013:

Dividends
received
deduction
All Asset	—%
Dividend & Income Builder	10.17%
Emerging Markets Opportunities	—%
European Focus	—%
Global Equity Income	11.69%
Global Technology	—%
High Yield Opportunities	2.64%
International Opportunities	1.73%
Strategic Income	—%
World Select	100.00%

Under Section 853 of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2013 were as follows:

	Foreign	Foreign
	taxes	source
	paid	income
All Asset	$—	$—
Dividend & Income Builder	—	95,208
Emerging Markets Opportunities	37,925	496,994
European Focus	1,096,417	15,987,225
Global Equity Income	5,375,353	111,935,428
Global Technology	—	—
High Yield Opportunities	—	—
International Opportunities	3,784,153	58,473,931
Strategic Income	—	—
World Select	—	136,470

Under Section 854 (b)(2) of the Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2013 as follows:

All Asset	$166,005
Dividend & Income Builder	91,493
Emerging Markets Opportunities	305,663
European Focus	14,439,289
Global Equity Income	105,585,894
Global Technology	5,786,644
High Yield Opportunities	—
International Opportunities	53,626,062
Strategic Income	—
World Select	281,370

Shareholder expense

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2013.

Henderson Global Funds	Other information
(unaudited)

Actual expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds’ Statement of Operations, net of reimbursements by the investment adviser. The annualized expense ratios used in the example are as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R
All Asset	0.85%	N/A	1.60%	0.60%	N/A
Dividend &
Income
Builder	1.30%	N/A	2.05%	1.05%	N/A
Emerging
Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A
European
Focus	1.48%	2.30%	2.24%	1.18%	N/A
Global Equity
Income	1.20%	N/A	1.96%	0.93%	N/A
Global
Technology	1.49%	2.30%	2.26%	1.23%	N/A
High Yield
Opportunities	1.10%	N/A	1.85%	0.85%	N/A
International
Opportunities	1.44%	2.28%	2.24%	1.75%	1.15%
Strategic
Income	1.10%	1.85%	1.85%	0.85%	N/A
World Select	1.40%	N/A	2.15%	1.15%	N/A

Henderson Global Funds	Other information (unaudited)

Please note that the expenses do not reflect shareowner transaction costs such as front-end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3, 5, 7, 9, 11, 13, 15, 17, 19 and 21. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Table 1

	Beginning	Ending
	account	account	Expenses
	value	value	paid
	February 1,	July 31,	during
Actual	2013	2013	the period*
All Asset
Class A	$1,000.00	$1,016.40	$4.25
Class C	1,000.00	1,011.60	7.98
Class I	1,000.00	1,017.40	3.00
Dividend &
Income Builder
Class A	$1,000.00	$1,049.70	$6.61
Class C	1,000.00	1,045.80	10.40
Class I	1,000.00	1,050.50	5.34
Emerging Market
Opportunities
Class A	$1,000.00	$930.90	$8.57
Class C	1,000.00	926.90	12.14
Class I	1,000.00	930.90	7.37
European Focus
Class A	$1,000.00	$1,125.10	$7.80
Class B	1,000.00	1,120.80	12.09
Class C	1,000.00	1,120.70	11.78
Class I	1,000.00	1,126.70	6.22
Global Equity
Income
Class A	$1,000.00	$1,054.20	$6.11
Class C	1,000.00	1,039.30	9.91
Class I	1,000.00	1,055.50	4.74
Global Technology
Class A	$1,000.00	$1,100.00	$7.76
Class B	1,000.00	1,095.30	11.95
Class C	1,000.00	1,095.50	11.74
Class I	1,000.00	1,101.20	6.41
High Yield
Opportunities**
Class A	$1,000.00	$1,009.20	$2.79
Class C	1,000.00	1,008.10	4.68
Class I	1,000.00	1,010.60	2.15
International
Opportunities
Class A	$1,000.00	$1,085.80	$7.45
Class B	1,000.00	1,081.10	11.76
Class C	1,000.00	1,081.60	11.56
Class I	1,000.00	1,083.70	9.04
Class R	1,000.00	1,083.20	5.95

Table 2

Hypothetical	Beginning	Ending	Expenses
(assuming a	account	account	paid
5% return	value	value	during
before	February 1,	July 31,	the
expenses)	2013	2013	period*
All Asset
Class A	$1,000.00	$1,020.58	$4.26
Class C	1,000.00	1,016.86	8.00
Class I	1,000.00	1,021.82	3.01
Dividend &
Income Builder
Class A	$1,000.00	$1,018.35	$6.51
Class C	1,000.00	1,014.63	10.24
Class I	1,000.00	1,019.59	5.26
Emerging Market
Opportunities
Class A	$1,000.00	$1,015.92	$8.95
Class C	1,000.00	1,012.20	12.67
Class I	1,000.00	1,017.16	7.70
European Focus
Class A	$1,000.00	$1,017.46	$7.40
Class B	1,000.00	1,013.39	11.48
Class C	1,000.00	1,013.69	11.18
Class I	1,000.00	1,018.94	5.91
Global Equity
Income
Class A	$1,000.00	$1,018.84	$6.01
Class C	1,000.00	1,015.08	9.79
Class I	1,000.00	1,020.18	4.66
Global Technology
Class A	$1,000.00	$1,017.41	$7.45
Class B	1,000.00	1,013.39	11.48
Class C	1,000.00	1,013.59	11.28
Class I	1,000.00	1,018.70	6.16
High Yield
Opportunities
Class A	$1,000.00	$1,009.83	$2.79
Class C	1,000.00	1,007.94	4.68
Class I	1,000.00	1,010.46	2.15
International
Opportunities
Class A	$1,000.00	$1,017.65	$7.20
Class B	1,000.00	1,013.49	11.38
Class C	1,000.00	1,013.69	11.18
Class I	1,000.00	1,016.12	8.75
Class R	1,000.00	1,019.09	5.76

Henderson Global Funds	Other information (unaudited)

Table 1

	Beginning	Ending
	account	account	Expenses
	value	value	paid
	February 1,	July 31,	during
Actual	2013	2013	the period*
Strategic Income
Class A	$1,000.00	$1,006.00	$5.47
Class B	1,000.00	1,002.20	9.18
Class C	1,000.00	1,002.30	9.18
Class I	1,000.00	1,007.40	4.23
World Select
Class A	$1,000.00	$1,092.70	$7.26
Class C	1,000.00	1,088.20	11.13
Class I	1,000.00	1,094.20	5.97

Table 2

Hypothetical	Beginning	Ending	Expenses
(assuming a	account	account	paid
5% return	value	value	during
before	February 1,	July 31,	the
expenses)	2013	2013	period*
Strategic Income
Class A	$1,000.00	$1,019.34	$5.51
Class B	1,000.00	1,015.62	9.25
Class C	1,000.00	1,015.62	9.25
Class I	1,000.00	1,020.58	4.26
World Select
Class A	$1,000.00	$1,017.85	$7.00
Class C	1,000.00	1,014.13	10.74
Class I	1,000.00	1,019.09	5.76

*
Expenses are equal to the Funds’ annualized net expense ratio multiplied by the average account value over the period multiplied by 181 days in the period, and divided by 365 (to reflect the one-half year period).

**
Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period multiplied by 93 days in the period, and divided by 365 (to reflect the one-half year period).

Henderson Global Funds	Trustees and officers
(unaudited)

Name, address1,	Position(s)	Term of		Other
month and	with	Office and	Principal Occupations	Directorships
year of birth	the Trust2	Time Served3	During Past Five Years	Held
Independent Trustees
C . Gary Gerst February 1939	Chairman and Trustee	Since 2001
General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments), since 1993; Member of the Governing Council of the Independent Directors Council (IDC), since 2004; Board Member of the Investment Company Institute, since 2004.
Formerly, Trustee, Harris Insight Funds Trust.

Roland C. Baker August 1938	Trustee	Since 2001	Consultant to financial services industry.
Director, Sammons Financial Enterprises, Inc. and its life insurance subsidiaries, North American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities), and Midland National Life Insurance Company (an affiliate of North American Company for Life and Health Insurance); formerly, Trustee, Scottish Widows Investment Partnership Trust; formerly Trustee, Allstate Financial Investment Trust; and formerly, Director, Quanta Capital Holdings, Inc. (provider of property and casualty reinsurance); and formerly, Director, People’s Trust Insurance Company (a Florida provider of homeowner’s insurance).

Faris F. Chesley August 1938	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC, Since 2001; Vice Chairman, ABN-AMRO, Inc. (a financial services company), 1998-2001.	Chairman of the Investment Committee of the Presbyterian Homes.

James W. Atkinson August 1950	Trustee	Since 2011	Commercial Pilot, Atkinson Aviation LLC, since 2009	Formerly, Trustee, LaRabida Children’s Hospital: formerly Trustee, Surgeons Diversified Investment Fund.

Richard W. Durkes February 1950	Trustee	Since 2011	Managing Director, Sandler O’Neill & Partners, L.P. (a financial services Company), since 2002.	Trustee, Sankaty Head Foundation; Partner, Serve UP LLC (private company that holds the rights to certain intellectual property).
Interested Trustees and Officers of the Trust
James G. O’Brien4 May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA, Since 2008 and Director, Corporate Services, HGINA, 2001-2008.	Director, The Olson Company

Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of US Retail, since 2010, Director of National Sales, 2007-2010, Divisional Director – Central Region, 2002 – 2007.	None.

Henderson Global Funds	Trustees and officers
(unaudited)

Name, address1,	Position(s)	Term of		Other
month and	with	Office and	Principal Occupations	Directorships
year of birth	the Trust2	Time Served3	during Past Five Years	Held
Interested Trustees and Officers of the Trust
Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA.	N/A

Alanna P. Nensel July 1975	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A

David Latin September 1981	Vice President	Since 2012	Director of Product Development and Analyst Relations, HGINA.	N/A

Scott E. Volk May 1971	Vice President	Since 2001	Director, Retail Finance and Operations, HGINA.	N/A

Christopher K. Yarbrough October 1974	Secretary	Since 2004	Legal Counsel, HGINA.	N/A

Troy M. Statczar August 1971	Treasurer	Since 2008	Head of US Fund Administration and Accounting, HGINA, since July 2008, Senior Vice President, Citigroup 2005-2008.	N/A

Adam T. Reich August 1983	Assistant Treasurer	Since 2012	Manager of US Fund Administration and Accounting, HGINA, since August 2012; Manager, PricewaterhouseCoopers LLP2006-2012.	N/A

1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all ten series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age, subject to amendment by the Board. The Trustees have determined to extend the retirement age of Messrs. Gerst, Baker and Chesley to the end of the calendar year in which these Trustees reach 76 years of age. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Fund.

Unless otherwise noted, this information is as of July 31, 2013. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

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Henderson Global Funds

Trustees	Investment Adviser
C. Gary Gerst, Chairman	Henderson Global Investors (North America) Inc.
James W. Atkinson	737 North Michigan Avenue, Suite 1700
Roland C. Baker	Chicago, IL 60611
Faris F. Chesley
Richard W. Durkes	Transfer Agent
James G. O’Brien*	State Street Bank & Trust Company
Charles Thompson II*	State Street Financial Center
One Lincoln Street
Officers	Boston, MA 02111
James G. O’Brien, President
Charles Thompson II, Vice President	Auditors
Alanna P. Nensel, Vice President	Ernst & Young LLP
David Latin, Vice President	155 North Wacker Drive
Scott E. Volk, Vice President	Chicago, IL 60606
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer	For more information
Troy M. Statczar, Treasurer	Please call 1.866.4HENDERSON
Adam T. Reich, Assistant Treasurer	(1.866.443.6337)
or visit our website:
www.hendersonglobalinvestors.com

*	Trustee is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor

Privacy Notice

Henderson Global Funds

    This notice describes the privacy practices followed by Henderson Global Funds.

    Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

    In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

    In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

    For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

(a)	Henderson Global Funds (the “Trust” or the “registrant”) has adopted a Code of Ethics that applies to the Trust’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Code during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Code may be obtained free of charge by calling 866-343-6337.

Item 3.  Audit Committee Financial Expert.

(a)	(1)
The Board of Trustees of the Trust has determined that it has five audit committee financial experts serving on the Trust’s Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

(2)	The names of the audit committee financial experts are:

James W. Atkinson
Roland C. Baker
Faris F. Chesley
Richard W. Durkes
C. Gary Gerst

Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services.

As of July 31, 2013, the registrant had ten series.  All of the series of the registrant currently have a fiscal year ended July 31 (the “7/31 Henderson Funds”).  The Henderson Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.

For purposes of Item 4 disclosure below, the “12/31 Henderson Funds” for the fiscal year ended December 31, 2011 include the Henderson International All Cap Equity Fund, Henderson Strategic Income Fund and Henderson Money Market Fund.  The Henderson International All Cap Equity Fund and Henderson Money Market Fund each liquidated on December 28, 2012, prior to the December 31, 2012 fiscal year end.  Therefore, the 12/31 Henderson Funds for the fiscal year ended December 31, 2012 include only the Henderson Strategic Income Fund. For the fiscal year ended July 31, 2013, the Henderson Strategic Income Fund is included in the 7/31 Henderson Funds categorization.

Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by the registrant’s principal accountant to the 12/31 Henderson Funds and the 7/31 Henderson Funds, as defined above.

(a)           Audit Fees – The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/13	N/A	$302,000
Year ended 12/31/12	$32,300	N/A
Year ended 7/31/12	N/A	$235,800
Year ended 12/31/11	$87,300	N/A

(b)           Audit Related Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)           Tax Fees – The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below.  These services consisted of the principal accountant reviewing the registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultation regarding the tax consequences of specific investments and facilitation of the change of the Henderson Strategic Income Fund’s tax year end change with the Internal Revenue Service.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/13	N/A	$87,792
Year ended 12/31/12	$8,742	N/A
Year ended 7/31/12	N/A	$115,360
Year ended 12/31/11	$30,184	N/A

The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/13	N/A	$0
Year ended 12/31/12	$0	N/A
Year ended 7/31/12	N/A	$0
Year ended 12/31/11	$0	N/A

(d)           All Other Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)           Pre-Approval Policies and Procedures

(1)           Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the “Adviser”), including the fees and other compensation to be paid to the independent auditors.  Any member of the Audit Committee may grant such pre-approval.  Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement.  Pre-approval of non-audit services is not required, if:  (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):  (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2)           None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)           The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Fund for services rendered by the principal accountant to the registrant are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/13	N/A	$87,792
Year ended 12/31/12	$8,742	N/A
Year ended 7/31/12	N/A	$115,360
Year ended 12/31/11	$30,184	N/A

The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant are set forth below.

	12/31 Henderson Funds*	7/31 Henderson Funds*
Year ended 7/31/13	N/A	$1,567,671
Year ended 12/31/12	$1,275,972	N/A
Year ended 7/31/12	N/A	$1,179,772
Year ended 12/31/11	$1,854,159	N/A
___________
*
Note that as the non-audit services provided to the Adviser and its affiliates are not attributable to the 12/31 Henderson Funds or 7/31 Henderson Funds, and due to the different year-ends prior to 7/31/2013, certain fees billed during the period may be reflected in both the 12/31 Henderson Funds’ and 7/31 Henderson Funds’ fiscal years.

(h)           The registrant’s Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a) Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)           There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the four-month period from March 29, 2013 through July 31, 2013 covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:	/s/ James. G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:           September 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James. G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:           September 13, 2013

By:	/s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:           September 13, 2013